Exhibit 99.1

Report of Independent Registered Public Accounting Firm on Consolidated Schedules of Investments

To the Board of Directors and Shareholders of

Medallion Financial Corp.

We have audited in accordance with the standards of the Public Company Accounting Oversight Board (United States) the consolidated financial statements of Medallion Financial Corp. and subsidiaries referred to in our report dated March 7, 2016, which is included on page F-2 of the annual report on Form 10-K for the year ended December 31, 2015. We have also audited the consolidated schedules of investments (the “Schedules”) as of December 31, 2015 and 2014. These Schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion based on our audits.

In our opinion, the Schedules referred to above, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

/s/ WeiserMazars LLP

New York, New York

March 7, 2016

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2015

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2015 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
Medallion Loans
New York					391	77%	3.72%	$0	$25,051	$213,374	$213,356	$213,278
	Real Cab Corp ##	Term Loan	07/20/07	07/20/17	1	1%	2.81%	$0		$2,545	$2,545	$2,545
	Real Cab Corp	Term Loan	08/19/14	07/20/17	1	*	3.31%	$0		$903	$903	$903
	Real Cab Corp	Term Loan	07/20/07	07/20/17	1	*	2.81%	$0		$350	$350	$351
	Sean Cab Corp ##	Term Loan	12/09/11	11/23/18	1	1%	4.63%	$0		$3,376	$3,376	$3,374
	Slo Cab Corp ##	Term Loan	07/20/07	07/20/17	1	1%	2.81%	$0		$1,527	$1,527	$1,527
	Slo Cab Corp ##	Term Loan	08/19/14	07/20/17	1	*	3.31%	$0		$542	$542	$542
	Slo Cab Corp ##	Term Loan	07/20/07	07/20/17	1	*	2.81%	$0		$210	$210	$211
	Whispers Taxi Inc ##	Term Loan	05/28/13	05/28/16	1	1%	3.35%	$0		$2,046	$2,046	$2,045
	Esg Hacking Corp ##	Term Loan	03/12/14	03/12/17	1	1%	3.50%	$0		$1,760	$1,760	$1,763
	Sag Taxi LLC ##	Term Loan	03/28/14	03/28/17	1	1%	3.50%	$0		$1,754	$1,754	$1,755
	Pontios Taxi LLC ##	Term Loan	03/28/14	03/28/17	1	1%	3.50%	$0		$1,753	$1,753	$1,754
	Kos Taxi LLC ##	Term Loan	03/28/14	03/28/17	1	1%	3.50%	$0		$1,752	$1,752	$1,753
	Ikaria Taxi LLC ##	Term Loan	03/28/14	03/28/17	1	1%	3.50%	$0		$1,752	$1,752	$1,753
	Yosi Transit Inc ##	Term Loan	07/20/07	07/20/17	1	*	2.81%	$0		$1,018	$1,018	$1,018
	Yosi Transit Inc ##	Term Loan	08/19/14	07/20/17	1	*	3.31%	$0		$361	$361	$361
	Yosi Transit Inc ##	Term Loan	07/20/07	07/20/17	1	*	2.81%	$0		$140	$140	$141
	Hamilton Transit LLC ##	Term Loan	03/26/14	03/26/17	1	1%	3.38%	$0		$1,502	$1,502	$1,505
	Silke Hacking Corp ##	Term Loan	03/26/14	03/26/17	1	1%	3.38%	$0		$1,502	$1,502	$1,503
	Daytona Hacking Corp ##	Term Loan	03/26/14	03/26/17	1	1%	3.38%	$0		$1,502	$1,502	$1,503
	Kaderee M & G Corp ##	Term Loan	03/26/14	03/26/17	1	1%	3.38%	$0		$1,502	$1,502	$1,503
	Christian Cab Corp	Term Loan	11/27/12	11/27/18	1	1%	3.75%	$0		$1,490	$1,490	$1,490
	Bunty & Jyoti Inc ##	Term Loan	03/13/13	03/13/16	1	1%	3.75%	$0		$1,467	$1,467	$1,466
	Junaid Trans Corp ##	Term Loan	04/30/13	04/30/16	1	1%	3.75%	$0		$1,446	$1,446	$1,445
	Ocean Hacking Corp ##	Term Loan	12/20/13	12/20/16	1	1%	3.50%	$0		$1,424	$1,424	$1,425
	Jacal Hacking Corp ##	Term Loan	12/20/13	12/20/16	1	1%	3.50%	$0		$1,424	$1,424	$1,424
	Anniversary Taxi Corp ##	Term Loan	04/11/14	04/11/17	1	1%	3.25%	$0		$1,395	$1,395	$1,395
	Avi Taxi Corporation ##	Term Loan	04/11/14	04/11/17	1	1%	3.25%	$0		$1,395	$1,395	$1,395
	Kby Taxi Inc ##	Term Loan	04/11/14	04/11/17	1	1%	3.25%	$0		$1,395	$1,395	$1,395
	Apple Cab Corp ##	Term Loan	04/11/14	04/11/17	1	1%	3.25%	$0		$1,395	$1,395	$1,395
	Hj Taxi Corp ##	Term Loan	04/11/14	04/11/17	1	1%	3.25%	$0		$1,395	$1,395	$1,395
	Penegali Taxi LLC ##	Term Loan	12/11/14	12/10/17	1	*	3.75%	$0		$1,366	$1,366	$1,368
	Benson Hacking Corp ##	Term Loan	05/28/13	05/28/16	1	*	3.35%	$0		$1,365	$1,365	$1,365
	Dayna Hacking Corp ##	Term Loan	05/28/13	05/28/16	1	*	3.35%	$0		$1,364	$1,364	$1,364
	Devin Taxi Corp ##	Term Loan	05/28/13	05/28/16	1	*	3.35%	$0		$1,364	$1,364	$1,364
	Alltaxitwo Cab Corp ##	Term Loan	07/24/13	11/24/17	1	*	2.75%	$0		$1,357	$1,357	$1,357
	Orys Trans Corp ##	Term Loan	07/24/13	11/24/17	1	*	2.75%	$0		$1,357	$1,357	$1,357
	Sonu-Seema Corp ##	Term Loan	12/07/12	03/30/16	1	*	3.75%	$0		$1,344	$1,344	$1,343
	Flow Taxi Corp ##	Term Loan	07/23/13	07/23/16	1	*	3.00%	$0		$1,324	$1,324	$1,324
	Lil Amandachaka Hacking Corp ##	Term Loan	07/23/13	07/23/16	1	*	3.00%	$0		$1,324	$1,324	$1,324
	Uddin Taxi Corp ##	Term Loan	11/05/15	11/05/18	1	*	4.75%	$0	$1,327	$1,325	$1,325	$1,324
	Ukraine Service Co ##	Term Loan	07/23/13	07/23/16	1	*	3.00%	$0		$1,324	$1,324	$1,324
	Perem Hacking Corp ##	Term Loan	02/21/13	02/21/16	1	*	3.00%	$0		$1,283	$1,283	$1,282
	S600 Service Co Inc ##	Term Loan	02/21/13	02/21/16	1	*	3.00%	$0		$1,283	$1,283	$1,282
	Concourse Cab Corp ##	Term Loan	11/14/13	11/14/16	1	*	3.75%	$0		$1,268	$1,268	$1,271
	Ela Papou LLC ##	Term Loan	06/27/14	06/27/17	1	*	3.63%	$0		$1,268	$1,268	$1,269
	Cfn Cab Corp ##	Term Loan	02/26/14	02/26/18	1	*	3.75%	$0		$1,248	$1,248	$1,249
	Miklos Hacking Corp ##	Term Loan	02/26/14	02/26/18	1	*	3.75%	$0		$1,248	$1,248	$1,249
	Amme Taxi Inc ##	Term Loan	10/21/13	10/21/18	1	*	3.70%	$0		$1,229	$1,229	$1,229
	Earie Hacking LLC ##	Term Loan	12/28/15	12/28/20	1	*	3.60%	$0	$1,215	$1,215	$1,215	$1,216
	Ming Trans Corp ##	Term Loan	11/19/12	12/01/16	1	*	3.70%	$0		$1,203	$1,203	$1,203
	Ride Yellow LLC ##	Term Loan	02/01/13	11/01/16	1	*	3.10%	$0		$1,200	$1,200	$1,200
	Avilie Service Inc ##	Term Loan	02/11/13	02/11/16	1	*	3.00%	$0		$1,111	$1,111	$1,111
	Tosal Hacking Corp ##	Term Loan	04/01/13	11/01/16	1	*	3.00%	$0		$1,100	$1,100	$1,100
	Red Army Cab Corp ##	Term Loan	02/21/13	08/21/16	1	*	3.00%	$0		$1,082	$1,082	$1,081
	New Direction Cab Corp ##	Term Loan	11/18/11	11/18/17	1	*	4.00%	$0		$1,077	$1,077	$1,076
	Big Ari Taxi Corp ##	Term Loan	08/14/13	08/14/16	1	*	2.80%	$0		$1,063	$1,063	$1,063
	D & G Taxi Inc ##	Term Loan	05/28/13	05/28/16	1	*	3.35%	$0		$1,063	$1,063	$1,063
	Bellsky Taxi LLC ##	Term Loan	08/14/13	08/14/16	1	*	2.80%	$0		$1,055	$1,055	$1,055
	Rs Hacking Corp ##	Term Loan	05/28/13	05/28/16	1	*	3.35%	$0		$1,052	$1,052	$1,052
	Jump Service Co Inc ##	Term Loan	02/11/13	02/22/16	1	*	2.80%	$0		$1,031	$1,031	$1,030
	Humidity Hacking Corp ##	Term Loan	03/07/13	03/07/18	1	*	3.50%	$0		$991	$991	$993
	Gaultier Hacking Corp ##	Term Loan	08/27/12	09/14/17	1	*	4.50%	$0		$987	$987	$986
	Global Agami Cab LLC ## {Annually-Prime minus .375%}	Term Loan	02/27/13	06/02/17	1	*	2.88%	$0		$964	$964	$964

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2015

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2015 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Planet Agami Cab LLC ## {Annually-Prime minus .375%}	Term Loan	02/27/13	06/02/17	1	*	2.88%	$0		$964	$964	$964
	Universal Agami Transit Inc ## {Annually-Prime minus .375%}	Term Loan	02/27/13	06/02/17	1	*	2.88%	$0		$964	$964	$964
	Nelsk Taxi Inc ##	Term Loan	08/20/13	08/20/16	1	*	3.50%	$0		$962	$962	$963
	M.Y. Taxi Inc ##	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$960	$960	$960
	G Michael Cab Corp ##	Term Loan	09/14/15	09/14/17	1	*	4.50%	$0	$932	$928	$928	$929
	Go Boy Cab Corp ##	Term Loan	04/10/13	04/10/16	1	*	3.00%	$0		$925	$925	$925
	Holdem Cab Corp ##	Term Loan	04/10/13	04/10/16	1	*	3.00%	$0		$925	$925	$925
	Hedy Hacking Corp. ##	Term Loan	05/30/13	05/30/18	1	*	3.50%	$0		$910	$910	$911
	Nedrag Trans Corp ##	Term Loan	05/30/13	05/30/18	1	*	3.50%	$0		$910	$910	$911
	Typhoon Hacking Corp ##	Term Loan	05/30/13	05/30/18	1	*	3.50%	$0		$910	$910	$911
	Lety Cab Corp ##	Term Loan	10/21/10	10/05/18	1	*	4.25%	$0		$895	$895	$894
	Btr Taxi Inc ##	Term Loan	06/16/14	06/16/17	1	*	3.75%	$0		$866	$866	$867
	Brigitte Cab Corp ##	Term Loan	09/14/15	09/14/17	1	*	4.50%	$0	$867	$863	$863	$865
	Ash Trans Corp ##	Term Loan	09/14/15	09/14/17	1	*	4.50%	$0	$828	$824	$824	$826
	Ganz Express Cab Cor ##	Term Loan	09/14/15	09/14/17	1	*	4.50%	$0	$814	$810	$810	$812
	Ghotra & Ghotra LLC	Term Loan	12/19/13	12/19/16	1	*	3.85%	$0		$795	$795	$797
	Agape-Mou Cab Corp ##	Term Loan	02/17/12	02/12/17	1	*	3.90%	$0		$791	$791	$792
	Asterik Cab Co Inc ##	Term Loan	02/17/12	02/12/17	1	*	3.90%	$0		$791	$791	$792
	Copper One Cab Corp ##	Term Loan	02/17/12	02/12/17	1	*	3.90%	$0		$791	$791	$792
	Samantha’S Cab Corp ##	Term Loan	09/14/15	09/14/17	1	*	4.50%	$0	$794	$790	$790	$792
	Arman And Mehtab Padda Taxi Co ## &	Term Loan	06/19/13	06/19/16	1	*	3.88%	$0		$784	$784	$785
	Gurpreet Singh & Manpreet Sing ##	Term Loan	06/25/13	06/25/16	1	*	3.88%	$0		$784	$784	$785
	Gur & Dev Taxi LLC	Term Loan	02/18/14	06/25/17	1	*	4.00%	$0		$782	$782	$784
	Garcha Randhawa Taxi Corp ##	Term Loan	05/31/13	05/30/16	1	*	3.88%	$0		$780	$780	$780
	Zus Trading Inc ##	Term Loan	08/09/13	08/09/16	1	*	3.85%	$0		$773	$773	$774
	Danny Truong ##	Term Loan	07/30/14	07/30/17	1	*	3.75%	$0		$765	$765	$764
	Dhuri And Barnala Cab Corp ##	Term Loan	06/03/13	06/03/16	1	*	3.80%	$0		$759	$759	$759
	Haroon Sharif ##	Term Loan	05/21/13	05/21/16	1	*	3.80%	$0		$759	$759	$759
	Ghulam Abbas ##	Term Loan	04/17/13	04/17/16	1	*	3.80%	$0		$758	$758	$758
	1212 Taxi LLC ##	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$750	$750	$750
	Zahav Taxi LLC ##	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$750	$750	$750
	Senoz Cab Corp &	Term Loan	05/23/14	05/23/17	1	*	3.85%	$0		$748	$748	$748
	Espiye Taxi Corp	Term Loan	05/23/14	05/27/17	1	*	3.75%	$0		$746	$746	$746
	Alika Awan Trans Corp ##	Term Loan	09/04/13	09/04/16	1	*	3.85%	$0		$743	$743	$744
	Gilberto Barrera ##	Term Loan	04/02/14	04/02/17	1	*	4.00%	$0		$739	$739	$739
	Hot Wheels Taxi LLC ##	Term Loan	03/01/13	12/01/16	1	*	3.10%	$0		$738	$738	$738
	Binh Pham ## &	Term Loan	04/23/14	04/23/17	1	*	4.00%	$0		$729	$729	$730
	Samiullah Zaman ## &	Term Loan	04/07/14	04/07/17	1	*	4.00%	$0		$729	$729	$730
	Joseph Gerard Pierre ## &	Term Loan	07/07/14	07/07/17	1	*	3.75%	$0		$722	$722	$722
	New Express Cab Corp ## &	Term Loan	03/31/15	03/30/17	1	*	4.25%	$0	$734	$722	$722	$722
	Rakesh Aggarwal & Jasvir Singh ##	Term Loan	05/07/14	05/07/17	1	*	3.85%	$0		$721	$721	$722
	Mandeep Multani & Ravinder Sin ## &	Term Loan	03/19/14	03/19/17	1	*	3.90%	$0		$718	$718	$719
	Carlos Govea ##	Term Loan	06/05/14	06/05/17	1	*	3.75%	$0		$713	$713	$714
	Jose F Pimentel ##	Term Loan	05/14/14	05/14/17	1	*	4.00%	$0		$713	$713	$712
	Samy Baddar ## &	Term Loan	07/18/13	07/18/16	1	*	3.50%	$0		$711	$711	$711
	Amr Aly Shafshak	Term Loan	11/04/13	06/26/17	1	*	4.25%	$0		$708	$708	$708
	Carmay Latendresse ## &	Term Loan	05/19/14	05/19/17	1	*	4.25%	$0		$707	$707	$707
	Atef A Khalil	Term Loan	07/09/14	07/09/17	1	*	3.85%	$0		$705	$705	$706
	Ilker Altaygil ##	Term Loan	07/18/13	07/18/16	1	*	3.50%	$0		$703	$703	$703
	Joseph R Jean ##	Term Loan	04/15/13	04/15/16	1	*	3.75%	$0		$698	$698	$698
	Jaswinder Singh ## &	Term Loan	03/29/13	03/29/16	1	*	3.80%	$0		$696	$696	$696
	Iddy Biddy Cab Corp ##	Term Loan	10/09/15	10/09/18	1	*	4.25%	$0	$697	$693	$693	$694
	Jbob Hacking Corp ##	Term Loan	10/09/15	10/09/18	1	*	4.25%	$0	$697	$693	$693	$694
	Malcolm Hacking Corp ##	Term Loan	08/05/15	08/05/18	1	*	4.25%	$0	$700	$692	$692	$694
	Oyaz Hacking Corp ##	Term Loan	08/05/15	08/05/18	1	*	4.25%	$0	$700	$692	$692	$694
	Bruce Schneider ##	Term Loan	05/10/13	05/10/16	1	*	4.00%	$0		$685	$685	$687
	Leo P. Roland ##	Term Loan	12/03/13	12/03/16	1	*	3.75%	$0		$686	$686	$687
	Aminder Pal Singh ##	Term Loan	11/21/13	11/21/16	1	*	3.75%	$0		$683	$683	$684
	Kawarjeet Singh & Maan Singh ##	Term Loan	05/15/13	05/15/16	1	*	3.50%	$0		$679	$679	$679
	Nobert Auguste	Term Loan	05/02/14	05/02/17	1	*	4.15%	$0		$677	$677	$678
	Avtar Singh ##	Term Loan	08/29/14	08/29/17	1	*	3.75%	$0		$676	$676	$677
	Mukhtiar Singh ##	Term Loan	08/29/14	08/29/17	1	*	3.75%	$0		$676	$676	$677
	Gilzian Enterprise LLC ##	Term Loan	05/22/14	05/22/17	1	*	3.88%	$0		$674	$674	$674
	Yvon Louissaint ##	Term Loan	02/20/14	02/20/17	1	*	3.88%	$0		$668	$668	$669
	Eugenio & Ayodele Trans Corp &	Term Loan	09/26/13	09/26/16	1	*	4.25%	$0		$668	$668	$668

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2015

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2015 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Amr & Rina Taxi Inc	Term Loan	07/15/13	06/26/16	1	*	4.25%	$0		$667	$667	$667
	Strivers Way Inc ##	Term Loan	12/17/13	12/17/16	1	*	3.85%	$0		$666	$666	$667
	Sukhdev Singh & Harpal S Bhola ##	Term Loan	12/04/13	12/04/16	1	*	3.75%	$0		$661	$661	$662
	Marian Cab Corp ##	Term Loan	06/19/12	06/19/16	1	*	3.75%	$0		$660	$660	$660
	Balwinder Singh ##	Term Loan	10/02/15	10/02/18	1	*	4.50%	$0	$658	$658	$658	$659
	Parvinder Singh ##	Term Loan	08/13/13	08/13/16	1	*	3.63%	$0		$656	$656	$656
	Preslert Louis ##	Term Loan	05/30/13	05/30/16	1	*	3.50%	$0		$656	$656	$656
	Rousseau Ductan &	Term Loan	05/01/13	05/01/16	1	*	3.90%	$0		$661	$655	$656
	Tripta Nfn & Jagdeep Kumar Cab	Term Loan	11/12/14	11/12/17	1	*	4.00%	$0		$648	$648	$652
	Shanu Miah ##	Term Loan	06/20/13	06/20/16	1	*	3.63%	$0		$651	$651	$651
	Anwar Khalifa ##	Term Loan	08/07/14	08/07/17	1	*	4.50%	$0		$648	$648	$649
	Gbcab LLC ##	Term Loan	08/19/15	08/19/18	1	*	3.75%	$0	$652	$647	$647	$649
	Joseph Paul Desir ## &	Term Loan	07/28/14	07/28/17	1	*	4.10%	$0		$647	$647	$648
	Kerolus Waheib Makhail	Term Loan	12/27/12	12/08/18	1	*	4.13%	$0		$647	$647	$647
	Gerardo Barrera ## &	Term Loan	08/08/14	08/08/17	1	*	4.00%	$0		$644	$644	$645
	Shahdad Bhatti Cab Corp ## &	Term Loan	08/18/14	08/18/17	1	*	4.37%	$0		$643	$643	$644
	Alexander Vizueta ## &	Term Loan	04/01/14	04/01/17	1	*	4.25%	$0		$642	$642	$643
	Brunet Lucas ##	Term Loan	06/06/13	06/06/16	1	*	3.50%	$0		$641	$641	$641
	Joseph L Flovel ##	Term Loan	10/31/13	10/30/16	1	*	3.63%	$0		$638	$638	$640
	Munir Ahmed Sahi ##	Term Loan	08/13/15	08/13/18	1	*	4.00%	$0	$644	$638	$638	$640
	Jordan O Ohene ##	Term Loan	05/24/13	05/24/16	1	*	3.50%	$0		$630	$630	$631
	Donald Singh ##	Term Loan	10/11/13	10/11/16	1	*	3.75%	$0		$626	$626	$626
	Charanjeet Kaur & Manjit Singh ##	Term Loan	10/28/13	10/28/16	1	*	3.50%	$0		$618	$618	$619
	Aujla Cab Corp ##	Term Loan	04/23/14	04/23/17	1	*	3.75%	$0		$611	$611	$612
	Lesly Jeanjoseph ##	Term Loan	05/08/13	05/08/16	1	*	3.50%	$0		$607	$607	$607
	Albro Hacking, Corp. ##	Term Loan	07/10/14	07/10/17	1	*	3.63%	$0		$604	$604	$605
	Jasvir S Dhaliwal ##	Term Loan	07/01/13	04/26/18	1	*	4.25%	$0		$599	$599	$600
	Bliss Cab Corp ##	Term Loan	10/21/10	10/05/18	1	*	4.25%	$0		$597	$597	$597
	Joseph W Charles	Term Loan	05/27/14	05/27/17	1	*	3.70%	$0		$596	$596	$597
	Mian Cab Corp ##	Term Loan	01/21/14	01/21/17	1	*	4.00%	$0		$596	$596	$597
	Patrick Sattaur ##	Term Loan	03/15/13	03/15/16	1	*	3.63%	$0		$596	$596	$596
	Spyridon Tzorzis ##	Term Loan	07/10/13	07/10/16	1	*	3.50%	$0		$596	$596	$596
	Mohammed Hossen & Abrar Hanif ##	Term Loan	03/11/13	03/11/16	1	*	3.50%	$0		$594	$594	$594
	Man Singh ##	Term Loan	02/25/13	02/25/16	1	*	3.75%	$0		$593	$593	$593
	Michael Avitan ##	Term Loan	04/11/13	04/11/16	1	*	3.90%	$0		$593	$593	$593
	Anmol Usa LLC ## &	Term Loan	10/01/14	09/26/17	1	*	3.75%	$0		$589	$589	$589
	Guivarch Thimothe	Term Loan	09/19/12	09/07/17	1	*	4.75%	$0		$588	$588	$588
	Marc C Bastien ##	Term Loan	04/11/13	04/10/16	1	*	3.65%	$0		$587	$587	$587
	Guy Merisier ##	Term Loan	07/25/14	07/25/17	1	*	4.13%	$0		$579	$579	$580
	Tarek Elsaid ##	Term Loan	05/12/14	05/12/17	1	*	3.63%	$0		$574	$574	$575
	Turgut Duman ##	Term Loan	12/02/15	12/02/18	1	*	4.13%	$0	$574	$574	$574	$575
	Jean J Monteau ##	Term Loan	12/06/12	06/07/18	1	*	4.50%	$0		$574	$574	$574
	Oradeanul Taxi Corp ##	Term Loan	01/30/13	02/01/16	1	*	3.63%	$0		$574	$574	$574
	Sushil Maggoo ##	Term Loan	12/09/15	12/09/18	1	*	3.90%	$0	$573	$573	$573	$574
	Manuel F Pena ##	Term Loan	11/26/13	11/26/16	1	*	3.50%	$0		$569	$569	$570
	I&I Cab Corp ##	Term Loan	03/19/13	03/19/16	1	*	3.60%	$0		$568	$568	$568
	K.R. Express Cab Corp ##	Term Loan	10/29/15	10/29/18	1	*	4.75%	$0	$569	$567	$567	$568
	Mci Taxi Inc ##	Term Loan	10/29/15	10/29/18	1	*	4.75%	$0	$569	$567	$567	$568
	Humberto Ontaneda ##	Term Loan	10/17/13	10/17/16	1	*	3.50%	$0		$566	$566	$567
	Roudy Moliere &Jean B Letang ##	Term Loan	12/17/12	01/16/16	1	*	4.25%	$0		$563	$563	$563
	Alexander A Malamud ##	Term Loan	02/28/13	02/28/16	1	*	3.55%	$0		$560	$560	$560
	Rafi Mohammad ##	Term Loan	02/27/13	02/27/16	1	*	3.50%	$0		$557	$557	$557
	Yves Bazile ##	Term Loan	09/16/15	03/15/18	1	*	4.75%	$0	$558	$555	$555	$556
	Gilbert Chong ##	Term Loan	10/28/15	10/28/17	1	*	4.50%	$0	$554	$551	$551	$552
	Eli Parada ##	Term Loan	11/27/13	11/27/16	1	*	3.65%	$0		$550	$550	$551
	Erwich Chery	Term Loan	09/29/14	09/27/17	1	*	4.25%	$0		$547	$547	$548
	Newton Sodhi ##	Term Loan	05/06/13	05/06/16	1	*	3.38%	$0		$547	$547	$547
	Ede Service Corp	Term Loan	08/19/14	07/20/17	1	*	3.31%	$0		$542	$542	$542
	Magloire David ## &	Term Loan	07/24/15	07/24/17	1	*	4.50%	$0	$542	$540	$540	$542
	Dani Taxi Inc/MBNK	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$541	$541	$541
	Maria L Denocua ##	Term Loan	09/17/15	09/17/17	1	*	4.40%	$0	$538	$535	$535	$536
	Amarjit Sangera ##	Term Loan	11/18/15	05/18/18	1	*	4.50%	$0	$535	$534	$534	$535
	Tamimu Aliu ##	Term Loan	05/28/13	05/28/16	1	*	4.25%	$0		$534	$534	$534
	Rafael A Pena ##	Term Loan	09/18/13	09/18/16	1	*	4.00%	$0		$532	$532	$533
	Dominique Ismael ##	Term Loan	03/10/14	03/10/17	1	*	3.88%	$0		$531	$531	$532
	Fernande Paul Cab Corp ##	Term Loan	01/24/13	01/24/16	1	*	3.50%	$0		$529	$529	$529
	Luis E Perez ##	Term Loan	03/19/14	03/19/17	1	*	3.75%	$0		$527	$527	$528

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2015

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2015 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Ulrick Racine ## &	Term Loan	03/08/13	03/08/16	1	*	3.50%	$0		$529	$526	$526
	Travis R Bazile & Jean Exinvil ## &	Term Loan	10/21/15	10/21/18	1	*	4.90%	$0	$524	$524	$524	$525
	Amjad Abbas ##	Term Loan	12/19/13	12/19/16	1	*	3.40%	$0		$515	$515	$515
	Nana K Adom ##	Term Loan	10/05/15	04/05/18	1	*	4.50%	$0	$512	$510	$510	$511
	Albert A Agyemang ##	Term Loan	07/09/13	07/09/16	1	*	3.50%	$0		$508	$508	$508
	Frantz Louhis & Joseph Paul ##	Term Loan	06/08/12	06/08/17	1	*	4.50%	$0		$508	$508	$508
	Jaswinder K Sharma ##	Term Loan	10/08/15	10/08/17	1	*	4.50%	$0	$503	$501	$501	$502
	Adil Lone ##	Term Loan	09/10/15	09/10/17	1	*	4.25%	$0	$488	$484	$484	$485
	Jasvinder Chhoker + Dam Singh	Term Loan	11/10/11	05/30/18	1	*	4.50%	$0		$485	$485	$485
	Momar Diagne ##	Term Loan	05/12/14	05/12/17	1	*	4.50%	$0		$484	$484	$485
	Ahmed Elsayed ##	Term Loan	11/22/13	11/22/16	1	*	3.50%	$0		$483	$483	$484
	Avner Ben-Levy ## &	Term Loan	05/29/12	05/28/17	1	*	4.25%	$0		$483	$483	$482
	Louis A Alphonse ##	Term Loan	02/21/13	02/21/16	1	*	3.75%	$0		$474	$474	$474
	M Irshad Chaudhry & Mhd Ramzan ##	Term Loan	03/21/11	03/21/16	1	*	3.50%	$0		$473	$473	$473
	Harold Torres ##	Term Loan	02/12/13	02/12/16	1	*	3.50%	$0		$470	$470	$470
	Joseph Jean ##	Term Loan	03/14/12	02/10/18	1	*	4.50%	$0		$465	$465	$465
	Frands Fequiere ##	Term Loan	01/03/13	01/03/16	1	*	3.75%	$0		$464	$464	$464
	Romain Eustache ##	Term Loan	02/26/13	02/26/16	1	*	4.00%	$0		$464	$464	$464
	Shubal C Ghose ##	Term Loan	03/20/15	03/20/17	1	*	4.25%	$0	$473	$462	$462	$462
	Mohammad Azhar ##	Term Loan	02/24/14	02/24/17	1	*	3.75%	$0		$457	$457	$458
	W.B.L.S Taxi Inc	Term Loan	08/09/12	11/01/16	1	*	3.10%	$0		$450	$450	$450
	Rahul Amin ##	Term Loan	06/11/14	06/26/17	1	*	3.63%	$0		$445	$445	$446
	Sincere Cab Corp ##	Term Loan	06/21/11	06/21/16	1	*	4.50%	$0		$443	$443	$443
	Abdullah Zivali ##	Term Loan	03/22/13	03/22/16	1	*	3.50%	$0		$440	$440	$440
	Gustavo E Cabrejos ##	Term Loan	10/07/15	04/07/18	1	*	4.50%	$0	$443	$439	$439	$440
	Chuhar Singh ##	Term Loan	06/06/13	06/06/16	1	*	3.38%	$0		$433	$433	$434
	Lelio Bresier & Jeanne Bresier ##	Term Loan	03/06/13	03/06/16	1	*	3.50%	$0		$427	$427	$427
	Santokh Bangay ##	Term Loan	12/10/12	05/23/18	1	*	4.50%	$0		$423	$423	$423
	M&J Taxi Inc ##	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$422	$422	$422
	Maya Taxi Inc ##	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$422	$422	$422
	Mokbul Choudhury ##	Term Loan	08/25/14	08/25/17	1	*	4.00%	$0		$421	$421	$422
	Mtr Taxi Inc ##	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$422	$422	$422
	Neomi & Z Taxi Inc ##	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$422	$422	$422
	Saba Moshe Taxi Inc ##	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$422	$422	$422
	Dady Hamel ##	Term Loan	12/26/13	12/26/16	1	*	3.50%	$0		$413	$413	$414
	Cleopatra Cab Corp ##	Term Loan	01/17/12	10/01/16	1	*	3.00%	$0		$411	$411	$411
	Crossbow Taxi Inc ##	Term Loan	01/17/12	10/01/16	1	*	3.00%	$0		$411	$411	$411
	King “D” Taxi Inc ##	Term Loan	01/17/12	10/01/16	1	*	3.00%	$0		$411	$411	$411
	King Verin Taxi Inc ##	Term Loan	01/17/12	10/01/16	1	*	3.00%	$0		$411	$411	$411
	Petia Cab Corporation ##	Term Loan	01/17/12	10/01/16	1	*	3.00%	$0		$411	$411	$411
	David Mashkabov ##	Term Loan	10/26/11	10/24/17	1	*	4.00%	$0		$410	$410	$410
	Sweeney And Sweeney ##	Term Loan	09/29/15	03/28/18	1	*	4.50%	$0	$412	$409	$409	$410
	Ny Berts Cab Corp ##	Term Loan	07/02/13	07/02/16	1	*	3.90%	$0		$408	$408	$408
	Verity Taxi Inc ##	Term Loan	02/08/13	02/08/18	1	*	3.60%	$0		$400	$400	$400
	Y Joey Taxi Inc ##	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$400	$400	$400
	Jacob Kuruvilla ##	Term Loan	11/11/09	12/05/17	1	*	3.75%	$0		$399	$399	$399
	Carlot Dalce ##	Term Loan	07/09/13	07/09/16	1	*	3.00%	$0		$396	$396	$396
	Daca Taxi Inc ##	Term Loan	06/02/11	06/02/17	1	*	3.68%	$0		$389	$389	$389
	Melimajua Cab Corp ##	Term Loan	10/14/14	10/14/17	1	*	3.90%	$0		$387	$387	$388
	Pierre Jeune ##	Term Loan	12/14/12	06/09/18	1	*	4.50%	$0		$386	$386	$386
	Eduard Neyman	Term Loan	05/24/13	05/24/20	1	*	4.00%	$0		$380	$380	$382
	Pierre Cadet ##	Term Loan	03/19/13	03/19/16	1	*	3.30%	$0		$381	$381	$381
	Yberto Santana ##	Term Loan	02/27/14	02/27/17	1	*	3.75%	$0		$377	$377	$377
	Bucur Express Cab Corp ##	Term Loan	06/02/11	06/02/17	1	*	3.68%	$0		$374	$374	$374
	Jasvir Singh	Term Loan	11/27/12	11/27/22	1	*	4.25%	$0		$368	$368	$371
	Birk Cab Corp/Note 1 ##	Term Loan	03/11/15	03/11/17	1	*	4.25%	$0	$374	$367	$367	$368
	Wai Tat Louie	Term Loan	05/07/15	05/07/17	1	*	5.00%	$0	$375	$365	$365	$367
	Shah M Rahman ##	Term Loan	11/25/13	11/25/16	1	*	3.75%	$0		$365	$365	$366
	Rehmet Khan ##	Term Loan	03/11/15	03/11/17	1	*	4.00%	$0	$388	$364	$364	$365
	Anthony Okyere Duah ##	Term Loan	06/10/11	06/10/17	1	*	3.63%	$0		$364	$364	$364
	Ny Diploma Taxi Co	Term Loan	08/19/14	07/20/17	1	*	3.31%	$0		$361	$361	$361
	Serge Bonny ##	Term Loan	03/11/13	03/11/16	1	*	3.25%	$0		$357	$357	$357
	Tarafdar Abul & Tarafdar Luthf &	Term Loan	08/13/10	08/13/16	1	*	7.00%	$0		$353	$353	$353
	Malkit Singh ##	Term Loan	07/16/15	01/16/18	1	*	4.50%	$0	$356	$349	$349	$351
	Essa & Soliman Transit Inc ##	Term Loan	04/19/13	04/19/16	1	*	3.25%	$0		$350	$350	$350
	Double Cab Corp ##	Term Loan	07/13/12	06/12/17	1	*	4.50%	$0		$347	$347	$347
	Surjit Singh ##	Term Loan	10/25/13	10/25/18	1	*	3.80%	$0		$342	$342	$343

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2015

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2015 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Anba Taxi Inc ##	Term Loan	06/21/11	06/21/16	1	*	4.50%	$0		$332	$332	$332
	Corsi Cab Corp ##	Term Loan	06/21/11	06/21/16	1	*	4.50%	$0		$332	$332	$332
	Georges Desrosiers ##	Term Loan	07/23/14	07/23/17	1	*	4.50%	$0		$319	$319	$320
	Birk Cab Corp/Note 2 ##	Term Loan	03/11/15	03/11/17	1	*	4.25%	$0	$321	$315	$315	$316
	Bj Cab Corp/Note 1 Of 2	Term Loan	06/12/13	06/12/16	1	*	3.63%	$0		$304	$304	$305
	Bj Cab Corp/Note 2 Of 2	Term Loan	06/12/13	06/12/16	1	*	3.63%	$0		$304	$304	$304
	Joubert Toussaint ##	Term Loan	03/09/15	03/09/17	1	*	4.00%	$0	$308	$302	$302	$303
	Elsayed A Hassan ##	Term Loan	11/28/11	11/21/17	1	*	4.25%	$0		$300	$300	$300
	Aem Transportation Corp ##	Term Loan	01/26/15	01/26/20	1	*	4.25%	$0	$306	$297	$297	$298
	Macbak Trans Corp ##	Term Loan	01/26/15	01/26/20	1	*	4.25%	$0	$306	$297	$297	$298
	Micdavid Hacking Corp ##	Term Loan	01/26/15	01/26/20	1	*	4.25%	$0	$306	$297	$297	$298
	Musa Corp ##	Term Loan	01/26/15	01/26/20	1	*	4.25%	$0	$306	$297	$297	$298
	Jean B Guerrier ##	Term Loan	08/08/12	08/10/17	1	*	4.50%	$0		$284	$284	$284
	Paros Taxi LLC	Term Loan	03/28/14	03/28/17	1	*	3.50%	$0		$282	$282	$283
	Kornos Taxi Inc ##	Term Loan	09/04/12	09/04/17	1	*	4.50%	$0		$278	$278	$278
	Zorro Taxi Inc ##	Term Loan	12/20/13	12/20/16	1	*	3.25%	$0		$276	$276	$277
	Platform Taxi Service/MBNK	Term Loan	05/04/12	05/12/17	1	*	5.57%	$0		$266	$266	$266
	Mohammmed H Iqbal ##	Term Loan	09/14/12	03/11/18	1	*	4.50%	$0		$257	$257	$257
	Kesef Taxi Inc/MBNK	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$251	$251	$251
	Daniel Victor ##	Term Loan	05/06/13	05/06/16	1	*	3.50%	$0		$215	$215	$215
	Ede Service Corp	Term Loan	07/20/07	07/20/17	1	*	2.81%	$0		$210	$210	$211
	Lissade Aurelus ##	Term Loan	05/01/13	05/01/16	1	*	3.75%	$0		$197	$197	$197
	Frank Nobile ##	Term Loan	11/26/12	11/26/17	1	*	3.75%	$0		$190	$190	$191
	Jackie L Chaiken & Michael Cha ##	Term Loan	03/26/13	03/26/16	1	*	3.50%	$0		$185	$185	$185
	Valeri Aminov—Note 1	Term Loan	02/25/15	02/25/18	1	*	4.25%	$0	$188	$181	$181	$182
	Mohammad Ashraf Ali ##	Term Loan	01/17/12	01/09/18	1	*	4.00%	$0		$178	$178	$178
	Balwinder Singh/Note B	Term Loan	03/03/15	03/03/17	1	*	8.00%	$0	$175	$175	$175	$176
	Wan Sang Lau & Mary Quan Lau ##	Term Loan	03/20/13	03/20/16	1	*	3.25%	$0		$164	$164	$164
	Ede Service Corp/Mfun	Term Loan	07/24/07	07/20/17	1	*	2.81%	$0		$151	$151	$151
	Roman Fermin ##	Term Loan	08/09/13	08/09/16	1	*	3.50%	$0		$145	$145	$145
	Jo & Dimi LLC	Term Loan	09/17/15	09/17/18	1	*	3.10%	$0	$160	$140	$140	$142
	Ny Diploma Taxi Co	Term Loan	07/20/07	07/20/17	1	*	2.81%	$0		$140	$140	$141
	Abdul H Abid ##	Term Loan	04/24/14	04/24/19	1	*	4.00%	$0		$128	$128	$130
	Joseph Bologna ##	Term Loan	10/06/10	10/01/16	1	*	3.25%	$0		$130	$130	$130
	Mk Multani/B Note	Term Loan	04/13/15	04/13/17	1	*	4.00%	$0	$125	$125	$125	$127
	Sofi Hacking Corp	Term Loan	05/11/15	05/11/18	1	*	4.00%	$0	$125	$125	$125	$127
	Nicolae Blidariu	Term Loan	02/29/08	02/28/23	1	*	6.50%	$0		$112	$112	$112
	Sunu Miah And M Jahangi/MBNK	Term Loan	05/12/14	05/12/17	1	*	4.01%	$0		$108	$108	$112
	Jened Cab Corp ##	Term Loan	03/13/12	01/13/17	1	*	3.50%	$0		$107	$107	$107
	Jeffrey Hacking Corp/MBNK	Term Loan	03/12/14	03/12/17	1	*	6.25%	$0		$105	$105	$105
	Mama Of 5 Hacking Corp/MBNK	Term Loan	03/12/14	03/12/17	1	*	6.25%	$0		$105	$105	$105
	Papa Of 5 Hacking Corp/MBNK	Term Loan	03/12/14	03/12/17	1	*	6.25%	$0		$105	$105	$105
	Tlg Hacking Corp/MBNK	Term Loan	03/12/14	03/12/17	1	*	6.25%	$0		$105	$105	$105
	Valeri Aminov—Note 1	Term Loan	02/25/15	02/25/18	1	*	4.25%	$0	$105	$102	$102	$103
	Ny Diploma Taxi Corp/Mfun	Term Loan	07/24/07	07/20/17	1	*	2.81%	$0		$101	$101	$101
	Mode Service Corp	Term Loan	06/02/11	06/01/21	1	*	6.00%	$0		$97	$97	$96
	D&P Baidwan LLC/MBNK	Term Loan	05/20/14	05/20/17	1	*	4.61%	$0		$88	$88	$88
	Hanu Manu Taxi Inc/MBNK	Term Loan	05/19/14	05/19/17	1	*	6.00%	$0		$86	$86	$86
	Muktar Hussain & K Hussain/MBNK &	Term Loan	05/13/14	05/13/17	1	*	4.48%	$0		$83	$83	$86
	United Four Stars LLC/MBNK	Term Loan	06/04/14	06/04/17	1	*	8.57%	$0		$81	$81	$85
	Pj Moe LLC/MBNK	Term Loan	07/08/14	07/08/17	1	*	8.44%	$0		$77	$77	$81
	Prabhneet Cab Corp/MBNK &	Term Loan	05/12/14	05/12/17	1	*	4.03%	$0		$81	$81	$81
	Ramdas 4 Taxi LLC/MBNK	Term Loan	05/27/14	05/27/17	1	*	6.50%	$0		$81	$81	$81
	Arjun & Simran LLC/MBNK	Term Loan	05/21/14	05/21/17	1	*	6.50%	$0		$80	$80	$80
	Gni Taxi LLC	Term Loan	06/09/14	05/28/17	1	*	6.50%	$0		$80	$80	$80
	Kero Taxi Corp/MBNK	Term Loan	05/30/14	05/30/17	1	*	8.19%	$0		$78	$78	$80
	Soho Cab Corp	Term Loan	02/11/14	02/11/17	1	*	3.38%	$0		$79	$79	$80
	Hargobind Taxi LLC/MBNK	Term Loan	05/23/14	05/23/17	1	*	6.00%	$0		$78	$78	$78
	Bu Taxi LLC/MBNK	Term Loan	12/29/10	11/01/16	1	*	3.10%	$0		$75	$75	$75
	Eddy Joseph	Term Loan	02/02/15	02/02/22	1	*	5.00%	$0	$80	$72	$72	$74
	Ede Service Corp	Term Loan	07/20/07	07/20/17	1	*	2.81%	$0		$69	$69	$69
	Jean Pierre Trans Inc	Term Loan	02/26/14	02/26/18	1	*	3.75%	$0		$67	$67	$68
	Tyme Cab Corp	Term Loan	06/26/14	06/26/17	1	*	3.60%	$0		$66	$66	$67
	William G Ward ##	Term Loan	04/29/13	04/29/16	1	*	3.25%	$0		$64	$64	$64
	Davinder Singh/MBNK	Term Loan	04/23/14	04/23/17	1	*	8.58%	$0		$63	$63	$63
	Anastasios Tsiklidis	Term Loan	04/15/11	01/15/18	1	*	3.60%	$0		$60	$60	$61
	Chahal & Nahal LLC	Term Loan	04/21/14	04/21/17	1	*	6.50%	$0		$60	$60	$60

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2015

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2015 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Ruckman Hacking Corp	Term Loan	08/30/13	02/22/16	1	*	2.80%	$0		$60	$60		$60
	Sonnet Service Co Inc	Term Loan	08/30/13	02/22/16	1	*	2.80%	$0		$60	$60		$60
	Y Mommy Taxi Inc/MBNK	Term Loan	12/23/10	11/01/16	1	*	3.10%	$0		$60	$60		$60
	Boris Ushman ##	Term Loan	05/21/03	02/17/18	1	*	5.75%	$0		$59	$59		$59
	Granny Hacking Corp	Term Loan	03/07/13	03/07/18	1	*	3.50%	$0		$55	$55		$58
	Appoint Cab Corp/MBNK	Term Loan	12/06/10	06/06/17	1	*	6.62%	$0		$56	$56		$57
	Goodspeed Transit Inc	Term Loan	08/14/13	08/14/16	1	*	2.80%	$0		$57	$57		$57
	Cora Hacking Corp	Term Loan	03/07/13	03/07/18	1	*	3.50%	$0		$55	$55		$56
	Y Daddy Taxi Inc/MBNK	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$55	$55		$55
	Ptah Cab Corp {Annually-Prime minus .25%}	Term Loan	03/12/14	03/12/17	1	*	3.00%	$0		$53	$53		$54
	Ar Rahman Express Cab Corp/Mbn	Term Loan	06/17/14	06/17/17	1	*	8.71%	$0		$48	$48		$52
	Rrc Express Corp/MBNK	Term Loan	05/14/14	05/14/17	1	*	8.71%	$0		$47	$47		$51
	Salih Boncukcu/MBNK	Term Loan	06/18/14	06/18/17	1	*	8.96%	$0		$48	$48		$50
	Network Agami Cab Corp {Annually-Prime minus .375%}	Term Loan	02/27/13	06/02/17	1	*	2.88%	$0		$48	$48		$48
	Jagjit Singh/MBNK	Term Loan	02/14/14	02/14/17	1	*	8.58%	$0		$47	$47		$47
	Nirvair Trans LLC/MBNK	Term Loan	02/04/14	02/04/17	1	*	8.50%	$0		$47	$47		$47
	Norberto Cardona ##	Term Loan	03/30/12	03/30/17	1	*	4.00%	$0		$46	$46		$47
	Orbit Agami Cab LLC	Term Loan	11/05/10	10/01/16	1	*	2.88%	$0		$47	$47		$47
	Ny Diploma Taxi Co	Term Loan	07/20/07	07/20/17	1	*	2.81%	$0		$46	$46		$46
	Justin Hacking Corp	Term Loan	08/14/13	08/14/16	1	*	2.80%	$0		$45	$45		$45
	Bella Hacking Corp	Term Loan	06/25/04	06/25/16	1	*	6.00%	$0		$44	$44		$44
	Pakt Medallions LLC/MBNK	Term Loan	08/26/14	08/26/17	1	*	8.46%	$0		$44	$44		$44
	Hshmul Taxi LLC/MBNK	Term Loan	03/17/14	03/17/17	1	*	6.50%	$0		$38	$38		$38
	Nosea Taxi LLC	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$38	$38		$38
	Wilfrid Barreau	Term Loan	12/29/09	12/29/16	1	*	5.75%	$0		$38	$38		$38
	Bursa Cab Corp/Note 1	Term Loan	03/23/01	09/10/23	1	*	6.00%	$0		$31	$31		$31
	Yme Transit Inc	Term Loan	08/14/13	08/14/16	1	*	2.80%	$0		$31	$31		$31
	M.M.Y Taxi Inc	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$30	$30		$30
	N&A Taxi Inc/MBNK	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$30	$30		$30
	S&M Taxi Inc/MBNK	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$30	$30		$30
	Sushil Maggoo	Term Loan	06/27/13	06/27/17	1	*	3.75%	$0		$29	$29		$30
	Y Meir Taxi Inc/MBNK	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$30	$30		$30
	Y Michal Taxi Inc/MBNK	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$30	$30		$30
	Y Mike Taxi Inc	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$30	$30		$30
	Y Mati Taxi Inc/MBNK	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$30	$30		$30
	Bursa Cab Corp/Note 2	Term Loan	03/23/01	09/10/23	1	*	6.00%	$0		$28	$28		$28
	Jose F Pimentel ##	Term Loan	05/14/14	05/14/19	1	*	4.25%	$0		$25	$25		$27
	Balwinder Singh	Term Loan	02/19/14	02/07/19	1	*	5.25%	$0		$24	$24		$26
	Bj Cab Corp	Term Loan	02/27/15	02/26/19	1	*	5.00%	$0	$29	$24	$24		$26
	Donald Singh	Term Loan	10/08/15	10/08/18	1	*	6.00%	$0	$25	$24	$24		$26
	Fido Cab Corp	Term Loan	08/14/13	08/14/16	1	*	2.80%	$0		$26	$26		$26
	Barth Taxi LLC/MBNK	Term Loan	11/24/10	10/09/22	1	*	6.50%	$0		$24	$24		$25
	Brandon Taxi LLC/MBNK	Term Loan	11/24/10	10/09/22	1	*	6.50%	$0		$24	$24		$25
	Dominique Ismael	Term Loan	09/17/15	09/17/18	1	*	5.00%	$0	$25	$23	$23		$25
	Munir Ahmed Sahi	Term Loan	08/13/15	08/13/18	1	*	4.00%	$0	$22	$21	$21		$23
	Mry Taxi Inc/MBNK	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$21	$21		$21
	Opera Taxi Inc/MBNK	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$21	$21		$21
	Ronen Taxi Inc/MBNK	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$21	$21		$21
	Mohammed Abdu & H Hedru/MBNK	Term Loan	08/11/06	02/05/16	1	*	5.71%	$0		$16	$16		$17
	Vosiem Hacking Corp	Term Loan	08/14/13	08/14/16	1	*	2.80%	$0		$17	$17		$17
	Yegal Express Cab Co/MBNK	Term Loan	11/10/10	08/28/20	1	*	6.38%	$0		$16	$16		$17
	Devinder P Singh & Guneet/MBNK	Term Loan	02/19/14	02/19/17	1	*	6.50%	$0		$15	$15		$15
	Surlak Taxi LLC/MBNK	Term Loan	04/25/14	04/25/17	1	*	8.66%	$0		$15	$15		$15
	Balwinder Singh	Term Loan	10/02/15	10/02/18	1	*	6.00%	$0	$10	$10	$10		$12
	Ilker Altaygil	Term Loan	11/23/15	11/20/17	1	*	5.00%	$0	$10	$10	$10		$12
	Harold Torres ##	Term Loan	10/01/13	11/01/17	1	*	4.00%	$0		$10	$10		$11
	Jean M Venord/MBNK	Term Loan	02/11/10	03/10/17	1	*	6.38%	$0		$10	$10		$10
	Param Preet Cab Corp/MBNK &	Term Loan	05/30/14	04/09/17	1	*	6.50%	$0		$89	$83		$6
	Gagandeep Multani LLC/MBNK &	Term Loan	05/22/14	05/22/17	1	*	6.50%	$0		$89	$89		$2
	Nestor R Trivino	Term Loan	02/22/12	03/31/16	1	*	10.00%	$0		$1	$1		$1
	Sonia M Trivino	Term Loan	02/22/12	03/30/16	1	*	10.00%	$0		$1	$1		$1
	Diin Taxi LLC/MBNK &	Term Loan	05/07/14	05/07/17	1	*	6.50%	$0		$127	$124	-$	3

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2015

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2015 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
Chicago					112	14%	4.87%	$0	$4,656	$39,412	$39,406	$39,260
	Sweetgrass Peach &Chadwick Cap ##	Term Loan	08/28/12	02/24/18	1	1%	5.00%	$0		$1,517	$1,517	$1,516
	Regal Cab Company Et Al ## &	Term Loan	08/29/13	08/29/16	1	*	5.00%	$0		$1,342	$1,342	$1,342
	Chicago Medallion Nine LLC ##	Term Loan	05/02/12	05/02/17	1	*	5.75%	$0		$1,288	$1,288	$1,288
	Blue Eyes Cab Corp ## {Annually-Prime}	Term Loan	12/22/15	12/22/20	1	*	3.25%	$0	$1,200	$1,200	$1,200	$1,201
	Lucky Seven Chicago One Inc ## {Annually-Prime}	Term Loan	12/22/15	12/22/20	1	*	3.25%	$0	$1,200	$1,200	$1,200	$1,201
	Michael Two Cab Corp ##	Term Loan	07/12/12	04/25/16	1	*	4.50%	$0		$991	$991	$990
	Johns Cabs Corp ##	Term Loan	04/12/12	04/12/17	1	*	5.00%	$0		$965	$965	$964
	Harriet C Inc ##	Term Loan	10/19/12	10/19/16	1	*	5.25%	$0		$882	$882	$882
	Lmb Taxi Iv Inc ##	Term Loan	07/12/12	04/25/16	1	*	4.50%	$0		$826	$826	$826
	Lmb Taxi V Inc ##	Term Loan	07/12/12	04/25/16	1	*	4.50%	$0		$826	$826	$826
	Chicago Medallion Four LLC ##	Term Loan	12/02/11	12/02/16	1	*	4.50%	$0		$797	$797	$797
	Chicago Medallion One LLC ##	Term Loan	12/02/11	12/02/16	1	*	4.50%	$0		$797	$797	$797
	Chicago Medallion Three LLC ##	Term Loan	12/02/11	12/02/16	1	*	4.50%	$0		$797	$797	$797
	Chicago Medallion Two LLC ##	Term Loan	12/02/11	12/02/16	1	*	4.50%	$0		$797	$797	$797
	Tribeca Two Cab Corp ##	Term Loan	05/09/13	05/09/16	1	*	3.75%	$0		$789	$789	$789
	Santorini Five Cab Corp ##	Term Loan	05/09/13	05/09/16	1	*	3.75%	$0		$788	$788	$788
	Santorini Four Cab Corp ##	Term Loan	05/09/13	05/09/16	1	*	3.75%	$0		$788	$788	$788
	Santorini Six Cab Corp ##	Term Loan	05/09/13	05/09/16	1	*	3.75%	$0		$788	$788	$788
	Ray Cab Company &	Term Loan	07/22/15	07/22/18	1	*	5.50%	$0	$756	$756	$756	$757
	Rahwa & Bros Cab Co, Et Al ##	Term Loan	04/11/14	04/11/19	1	*	5.00%	$0		$699	$699	$700
	Carol Of Illinois Enterprises	Term Loan	09/19/14	09/19/17	1	*	5.00%	$0		$694	$694	$692
	Chicago Medallion Seven LLC ##	Term Loan	05/02/12	05/02/17	1	*	5.75%	$0		$644	$644	$644
	Patriot Trans Et Al &	Term Loan	03/17/15	02/19/18	1	*	12.00%	$0	$800	$800	$800	$586
	Met Cab Co ## &	Term Loan	08/29/13	08/29/16	1	*	5.00%	$0		$576	$576	$577
	N And M Valdof Hacking Corp ##	Term Loan	05/01/13	05/01/16	1	*	4.50%	$0		$535	$535	$535
	Kayla Hacking Corp ##	Term Loan	07/12/12	04/25/16	1	*	4.50%	$0		$495	$495	$495
	Mikhalia Cabs Nine Inc ##	Term Loan	07/12/12	04/25/16	1	*	4.50%	$0		$495	$495	$495
	Coffee Taxi LLC ##	Term Loan	10/10/13	10/10/16	1	*	4.25%	$0		$493	$493	$493
	Natasha Transportation Inc ##	Term Loan	05/01/13	05/01/16	1	*	4.50%	$0		$484	$484	$484
	Mike Taxi Corp ##	Term Loan	05/01/13	05/01/16	1	*	4.50%	$0		$483	$483	$483
	Natalia Taxi Corp ##	Term Loan	05/01/13	05/01/16	1	*	4.50%	$0		$482	$482	$482
	Cozy Cab Co ## &	Term Loan	08/29/13	08/29/16	1	*	5.00%	$0		$480	$480	$481
	Dell Cab Corp ## &	Term Loan	08/29/13	08/29/16	1	*	5.00%	$0		$480	$480	$481
	Moo Moo Cab Co ##	Term Loan	08/14/13	08/14/16	1	*	4.00%	$0		$453	$453	$453
	Blue Valentine Cab Corp	Term Loan	04/10/13	04/10/16	1	*	4.00%	$0		$445	$445	$445
	Musanour Cab Inc ##	Term Loan	09/27/13	09/27/18	1	*	5.25%	$0		$444	$444	$445
	Tumblin Dice Taxi Inc	Term Loan	04/10/13	04/10/16	1	*	4.00%	$0		$444	$444	$444
	Taxi For Less Inc &	Term Loan	09/19/14	02/15/18	1	*	4.25%	$0		$395	$395	$396
	Myrtos Cab Corp	Term Loan	03/25/15	03/25/19	1	*	4.25%	$0	$370	$361	$361	$363
	Little Wing Cab Corp	Term Loan	04/10/13	04/10/16	1	*	4.00%	$0		$298	$298	$298
	American Buffalo Cab Corp	Term Loan	04/10/13	04/10/16	1	*	4.00%	$0		$296	$296	$296
	Dome Cab Corp ## &	Term Loan	08/29/13	08/29/16	1	*	5.00%	$0		$288	$288	$289
	Valasia Cab Co ##	Term Loan	01/18/12	01/18/18	1	*	5.00%	$0		$254	$254	$254
	Chicago Seven Inc/MBNK &	Term Loan	07/19/12	10/19/15	1	*	7.25%	$0		$244	$244	$244
	Karbala Express Inc ##	Term Loan	02/26/13	05/26/16	1	*	5.00%	$0		$236	$236	$237
	Les & Thera LLC	Term Loan	05/08/13	05/08/17	1	*	5.25%	$0		$233	$233	$234
	Glti Cab Corp	Term Loan	03/10/15	03/10/18	1	*	5.00%	$0	$245	$231	$231	$232
	Tad Taxi Co ## &	Term Loan	11/13/13	11/13/18	1	*	5.00%	$0		$228	$228	$229
	Tekezze Inc &	Term Loan	12/11/13	12/11/18	1	*	5.00%	$0		$228	$228	$229
	Zeyrefda Inc ## &	Term Loan	05/17/13	05/17/18	1	*	5.50%	$0		$228	$228	$229
	Adom Enterprise, Inc ##	Term Loan	09/27/13	09/27/18	1	*	5.25%	$0		$227	$227	$228
	Helen Habte Corp ##	Term Loan	10/01/13	10/01/18	1	*	5.25%	$0		$227	$227	$228
	Interwoodex Inc ##	Term Loan	11/07/13	11/07/18	1	*	5.00%	$0		$227	$227	$228
	Shere Corp ## &	Term Loan	07/26/13	07/26/18	1	*	5.25%	$0		$227	$227	$228
	Tahoora Transportation Inc. ## &	Term Loan	07/26/13	07/26/18	1	*	5.25%	$0		$227	$227	$228
	Alex Z Cab Corp &	Term Loan	04/22/13	04/22/18	1	*	5.50%	$0		$226	$226	$227
	Nakfa Corp ##	Term Loan	06/17/13	06/17/18	1	*	4.88%	$0		$226	$226	$227
	Asmara Inc ##	Term Loan	04/11/13	04/11/18	1	*	5.50%	$0		$224	$224	$225
	Nike Yomi Inc ## &	Term Loan	08/06/13	08/06/18	1	*	5.25%	$0		$224	$224	$225
	Annabelle Cab Corporation ##	Term Loan	02/14/14	03/12/16	1	*	3.75%	$0		$222	$222	$223
	Aniba Management & Services In ##	Term Loan	09/27/13	09/27/18	1	*	5.25%	$0		$221	$221	$222
	Three Kids Corp &	Term Loan	04/15/13	04/15/18	1	*	5.50%	$0		$224	$218	$219
	Nour Enterprise Inc ##	Term Loan	09/16/13	09/16/18	1	*	5.75%	$0		$215	$215	$216
	Yenemekoya Inc ##	Term Loan	06/28/13	06/28/18	1	*	5.25%	$0		$208	$208	$209
	C Dortch Inc ##	Term Loan	12/04/13	12/04/16	1	*	4.25%	$0		$205	$205	$206
	Alkarim Chicago Inc ## &	Term Loan	11/27/13	11/27/18	1	*	5.50%	$0		$204	$204	$205
	Showcase Sports Management Cor ##	Term Loan	01/22/10	01/11/16	1	*	5.00%	$0		$204	$204	$204

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2015

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2015 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Rahel Express Inc ##	Term Loan	12/27/13	12/27/18	1	*	5.25%	$0		$195	$195	$196
	Jiffy Cab Co ## &	Term Loan	08/29/13	08/29/16	1	*	5.00%	$0		$192	$192	$193
	Pireas Taxi Corp ##	Term Loan	06/07/13	06/07/16	1	*	4.50%	$0		$189	$189	$189
	Grapevine Taxi LLC ##	Term Loan	10/10/13	10/10/16	1	*	4.25%	$0		$184	$184	$184
	Life Cab Corp ##	Term Loan	09/18/13	09/18/18	1	*	5.25%	$0		$182	$182	$183
	Kalib 2010 Inc ##	Term Loan	07/16/13	07/16/17	1	*	5.50%	$0		$170	$170	$171
	Naneffe Inc ##	Term Loan	03/15/13	03/15/18	1	*	5.50%	$0		$165	$165	$166
	Alem B Cab Inc ##	Term Loan	01/22/13	01/22/18	1	*	5.50%	$0		$162	$162	$163
	Adi Express Inc ##	Term Loan	09/21/12	09/21/17	1	*	5.75%	$0		$154	$154	$155
	Wubshet Inc ##	Term Loan	09/25/13	09/25/18	1	*	5.25%	$0		$147	$147	$148
	Semhar Corp ##	Term Loan	01/31/12	01/31/17	1	*	5.50%	$0		$146	$146	$146
	Significant Trans Inc ##	Term Loan	04/06/12	04/06/17	1	*	6.50%	$0		$145	$145	$145
	Jpg Cab Corp	Term Loan	04/23/12	04/23/17	1	*	6.50%	$0		$133	$133	$133
	Sabina Cab Inc	Term Loan	04/19/13	04/19/18	1	*	5.50%	$0		$128	$128	$129
	Antar Trans Inc	Term Loan	01/17/14	01/17/19	1	*	5.00%	$0		$126	$126	$127
	Ultra Investment Corp ##	Term Loan	03/22/11	03/22/16	1	*	6.50%	$0		$117	$117	$117
	Asmara Cab Company ##	Term Loan	12/01/11	12/01/16	1	*	6.00%	$0		$110	$110	$110
	Bedford Cab Two Corp	Term Loan	07/30/10	03/14/16	1	*	4.50%	$0		$109	$109	$109
	Delina Cab Inc	Term Loan	01/22/13	01/22/18	1	*	5.50%	$0		$108	$108	$109
	Addis Flower Taxi Cab Service	Term Loan	02/27/14	02/27/19	1	*	5.50%	$0		$106	$106	$108
	Paik Cab Co	Term Loan	05/30/14	05/30/19	1	*	5.00%	$0		$105	$105	$106
	Bashiru Habib	Term Loan	07/09/14	07/09/18	1	*	6.25%	$0		$101	$101	$103
	Imc Cab Corp	Term Loan	08/27/10	03/14/16	1	*	4.50%	$0		$101	$101	$101
	Moses J Frank	Term Loan	04/26/13	04/26/18	1	*	7.00%	$0		$100	$100	$101
	Tigray Cab Inc	Term Loan	03/28/13	03/28/18	1	*	5.50%	$0		$83	$83	$84
	Tyrone Henderson	Term Loan	03/12/14	03/12/19	1	*	6.50%	$0		$83	$83	$84
	Measho Cab Corp	Term Loan	06/16/11	06/16/16	1	*	5.50%	$0		$82	$82	$82
	Yemi Taxi Corp ##	Term Loan	08/01/13	08/01/18	1	*	5.25%	$0		$81	$81	$82
	Hudson Cab Corp	Term Loan	05/22/14	05/22/17	1	*	4.13%	$0		$64	$64	$65
	Oia Cab Corp	Term Loan	08/01/14	08/01/17	1	*	4.15%	$0		$64	$64	$65
	Laight Taxi Corp	Term Loan	05/22/14	05/22/17	1	*	4.13%	$0		$52	$52	$53
	Madison Cab Corp	Term Loan	05/22/14	05/22/17	1	*	4.13%	$0		$51	$51	$52
	Santorini Two Cab Corp	Term Loan	08/01/14	08/01/17	1	*	4.15%	$0		$51	$51	$52
	Stny Taxi Corp	Term Loan	08/01/14	08/01/17	1	*	4.15%	$0		$51	$51	$52
	Tribeca Three Cab Corp	Term Loan	05/22/14	05/22/17	1	*	4.13%	$0		$51	$51	$52
	Sny Cab Inc ##	Term Loan	12/14/11	12/14/16	1	*	6.00%	$0		$46	$46	$46
	Greenwich Cab Corp	Term Loan	05/22/14	05/22/17	1	*	4.13%	$0		$38	$38	$39
	Top Cab Corp	Term Loan	02/24/15	02/24/19	1	*	4.25%	$0	$44	$36	$36	$37
	Top Cab Corp	Term Loan	05/14/15	05/14/19	1	*	4.25%	$0	$41	$35	$35	$37
	Ade Taxi Corp	Term Loan	12/08/14	12/08/19	1	*	5.50%	$0		$28	$28	$30
	Ali Taxi Corp ##	Term Loan	08/13/13	08/13/18	1	*	5.25%	$0		$28	$28	$29
	Any Cab Two Corp	Term Loan	05/22/14	05/22/17	1	*	4.13%	$0		$26	$26	$27
	Bashiru Habib/B Note	Term Loan	07/09/14	07/09/18	1	*	6.25%	$0		$24	$24	$26
	St Petersburg Taxi LLC	Term Loan	05/22/14	05/22/17	1	*	4.13%	$0		$25	$25	$26
	Francis King Boat Inc	Term Loan	04/17/13	04/17/18	1	*	5.50%	$0		$20	$20	$21
Newark					115	9%	5.26%	$0	$1,749	$24,585	$24,585	$24,654
	Viergella Inc ##	Term Loan	02/20/14	02/20/18	1	*	4.75%	$0		$1,344	$1,344	$1,344
	Rachel LLC	Term Loan	04/25/13	04/25/18	1	*	5.25%	$0		$704	$704	$704
	Cherubin Vincent	Term Loan	01/23/14	01/23/18	1	*	5.25%	$0		$631	$631	$632
	K And N Taxi LLC	Term Loan	09/26/13	09/26/16	1	*	4.80%	$0		$618	$618	$619
	A.M.E. Transit Limited Liabili ##	Term Loan	01/10/13	01/10/18	1	*	5.25%	$0		$564	$564	$565
	Briana Taxi LLC	Term Loan	01/23/14	01/23/18	1	*	5.00%	$0		$348	$348	$349
	Saintvillien & Larochelle LLC	Term Loan	11/14/13	11/14/18	1	*	4.90%	$0		$328	$328	$329
	Airport Travel LLC	Term Loan	01/23/14	01/23/18	1	*	4.75%	$0		$317	$317	$318
	Two Daughters Taxi LLC ##	Term Loan	06/12/14	06/12/18	1	*	5.25%	$0		$308	$308	$309
	Mr. Milicent & Sons, LLC	Term Loan	04/24/14	04/24/17	1	*	4.80%	$0		$305	$305	$306
	P.C. Taxi Corp	Term Loan	06/13/13	06/13/17	1	*	6.00%	$0		$295	$295	$296
	Clair 282 LLC ##	Term Loan	09/12/13	09/12/17	1	*	5.00%	$0		$289	$289	$290
	1 Hope LLC	Term Loan	09/26/13	09/26/17	1	*	5.50%	$0		$285	$285	$286
	Lagrande Taxi Corp ##	Term Loan	02/14/13	02/14/17	1	*	5.50%	$0		$283	$283	$284
	Owned By Mr Vincent LLC	Term Loan	01/10/13	01/10/17	1	*	5.50%	$0		$283	$283	$284
	Romise Taxi LLC	Term Loan	04/25/13	04/25/18	1	*	5.25%	$0		$283	$283	$284
	B Gene And Fil LLC	Term Loan	01/10/13	01/10/17	1	*	5.25%	$0		$282	$282	$283
	Bidon Taxi Inc &	Term Loan	11/14/13	11/14/17	1	*	5.25%	$0		$282	$282	$283
	Carvin Taxi Inc ##	Term Loan	12/12/13	12/12/16	1	*	4.75%	$0		$281	$281	$281
	Cmgv #2 Taxi Inc ##	Term Loan	12/12/13	12/12/16	1	*	4.75%	$0		$281	$281	$281

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2015

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2015 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Dern #2 Taxi Inc ##	Term Loan	12/12/13	12/12/16	1	*	4.75%	$0		$281	$281	$281
	Angel Taxi LLC	Term Loan	08/14/14	08/14/18	1	*	5.25%	$0		$279	$279	$278
	Center Taxi LLC ##	Term Loan	08/15/13	08/15/17	1	*	5.50%	$0		$276	$276	$277
	Dorvilma LLC ## &	Term Loan	02/14/13	02/14/16	1	*	5.25%	$0		$276	$276	$276
	Hg & Zg Corporation	Term Loan	10/25/12	10/25/17	1	*	5.25%	$0		$267	$267	$268
	Jovin Taxi Inc ##	Term Loan	01/10/13	01/10/17	1	*	5.00%	$0		$262	$262	$263
	Magdala Corp ##	Term Loan	08/16/13	08/16/17	1	*	5.25%	$0		$261	$261	$261
	One At A Time Time Transport I ##	Term Loan	09/20/12	09/20/16	1	*	5.25%	$0		$261	$261	$261
	Maitre Joa LLC	Term Loan	09/12/13	09/12/17	1	*	5.25%	$0		$258	$258	$259
	Simone Francois ##	Term Loan	04/25/13	04/25/17	1	*	5.50%	$0		$253	$253	$254
	Philippe Taxi LLC	Term Loan	10/23/14	10/23/18	1	*	5.25%	$0		$250	$250	$249
	Hg & Zg Corporation	Term Loan	10/25/12	10/25/17	1	*	5.25%	$0		$248	$248	$248
	Mike 22, Limited Liability Com	Term Loan	06/11/15	06/11/18	1	*	5.50%	$0	$250	$247	$247	$247
	Holy Family Trans Inc	Term Loan	04/16/15	04/16/19	1	*	5.00%	$0	$250	$245	$245	$245
	Peter Doe	Term Loan	08/14/14	08/14/18	1	*	5.25%	$0		$240	$240	$242
	D,D Trans Inc	Term Loan	09/18/14	09/18/18	1	*	4.75%	$0		$240	$240	$240
	Three Sons 2 Taxi Inc ##	Term Loan	05/09/13	05/09/17	1	*	5.50%	$0		$239	$239	$240
	Nahla Taxi Inc ##	Term Loan	04/24/14	04/24/18	1	*	5.50%	$0		$238	$238	$239
	St Abraam Corp	Term Loan	04/25/13	04/22/18	1	*	5.00%	$0		$238	$238	$238
	Laboule LLC &	Term Loan	09/18/14	09/18/18	1	*	5.25%	$0		$238	$238	$238
	Timax 426 Inc	Term Loan	11/14/13	11/14/17	1	*	5.25%	$0		$235	$235	$236
	Kesh & Kelo LLC ##	Term Loan	04/25/13	04/25/17	1	*	5.00%	$0		$235	$235	$236
	Rowfida Incorporated ##	Term Loan	12/12/13	12/12/17	1	*	4.75%	$0		$234	$234	$235
	Les & Thera Transportation LLC	Term Loan	07/12/13	07/12/17	1	*	5.25%	$0		$231	$231	$232
	Luckner Etienne ##	Term Loan	10/25/12	10/25/16	1	*	5.50%	$0		$226	$226	$226
	Sonson Taxi Inc ##	Term Loan	10/25/12	10/25/17	1	*	5.50%	$0		$225	$225	$226
	Dupe Taxi LLC	Term Loan	12/10/15	12/10/19	1	*	5.50%	$0	$223	$223	$223	$224
	T-Bozo Trans LLC	Term Loan	04/25/13	04/25/17	1	*	5.25%	$0		$222	$222	$223
	Anasta.S. Taxi LLC	Term Loan	04/25/13	04/25/17	1	*	5.25%	$0		$217	$217	$218
	E H 88 Taxi Corp ##	Term Loan	06/12/14	06/12/17	1	*	4.75%	$0		$215	$215	$215
	Semsema Trans Corporation	Term Loan	09/18/14	09/18/18	1	*	5.00%	$0		$215	$215	$215
	Mpaul 596 LLC &	Term Loan	04/25/13	04/25/17	1	*	5.25%	$0		$213	$213	$214
	Ekny Fils-Aime ##	Term Loan	10/17/11	10/17/16	1	*	6.25%	$0		$212	$212	$212
	Jacob And Jasmina Inc	Term Loan	10/24/14	10/24/18	1	*	4.90%	$0		$211	$211	$211
	Joseph And Jamar Inc	Term Loan	10/24/14	10/24/18	1	*	4.90%	$0		$211	$211	$211
	Zoune Taxi #2 Inc ##	Term Loan	01/10/13	01/10/17	1	*	5.75%	$0		$210	$210	$211
	Joseph And Alea LLC ##	Term Loan	02/23/15	02/23/19	1	*	5.25%	$0	$215	$208	$208	$208
	M.K. Taxi Inc	Term Loan	01/23/14	01/23/18	1	*	4.50%	$0		$206	$206	$207
	S.J.L.T Joujean Inc	Term Loan	03/15/12	03/15/16	1	*	6.00%	$0		$207	$207	$207
	Dmd Taxi LLC	Term Loan	09/26/13	09/26/17	1	*	4.75%	$0		$204	$204	$205
	Jacob Joseph	Term Loan	04/25/13	04/25/17	1	*	5.00%	$0		$203	$203	$204
	Boss Carmel Taxi Inc ##	Term Loan	11/14/13	11/14/17	1	*	5.50%	$0		$200	$200	$201
	Erick Fleuridor	Term Loan	07/19/12	06/11/17	1	*	5.50%	$0		$200	$200	$199
	Chell 11 Corp	Term Loan	07/10/14	07/10/18	1	*	5.25%	$0		$196	$196	$198
	O.P. Taxi LLC	Term Loan	10/23/14	10/23/18	1	*	5.25%	$0		$198	$198	$198
	Stany Inc	Term Loan	06/23/15	06/11/18	1	*	7.00%	$0	$195	$191	$191	$192
	Chavensky Cab Inc	Term Loan	12/12/13	12/12/17	1	*	5.00%	$0		$188	$188	$189
	Saintilia Charles	Term Loan	09/18/14	09/18/18	1	*	5.25%	$0		$189	$189	$189
	Clermise LLC	Term Loan	09/18/14	09/18/18	1	*	5.25%	$0		$186	$186	$186
	Daniele Taxi LLC ##	Term Loan	05/15/14	05/15/18	1	*	5.75%	$0		$182	$182	$183
	Herve Dameus ##	Term Loan	12/11/14	12/11/18	1	*	5.00%	$0		$179	$179	$179
	S Gladys Taxi LLC ##	Term Loan	06/12/14	06/12/18	1	*	6.00%	$0		$174	$174	$175
	Mfc Taxi Corp ##	Term Loan	09/20/11	09/19/16	1	*	6.50%	$0		$173	$173	$173
	Thomas Lahens	Term Loan	07/11/13	07/11/17	1	*	4.90%	$0		$173	$173	$173
	Marie Jeanne Philemon	Term Loan	07/17/15	07/16/18	1	*	6.50%	$0	$174	$171	$171	$172
	Micheline Luxeus ##	Term Loan	12/13/12	12/13/17	1	*	5.50%	$0		$166	$166	$167
	Erick Fleuridor	Term Loan	10/25/12	10/25/16	1	*	5.50%	$0		$165	$165	$165
	Serge Previlon LLC	Term Loan	08/15/13	08/15/18	1	*	5.25%	$0		$163	$163	$164
	Cassandra & Joseph Sejour Inc	Term Loan	04/09/10	03/13/18	1	*	4.50%	$0		$157	$157	$156
	Just 8 Taxi #2 Inc ##	Term Loan	10/16/15	10/15/18	1	*	7.00%	$0	$155	$154	$154	$154
	Monise Lubintus	Term Loan	12/12/13	12/12/17	1	*	4.50%	$0		$150	$150	$151
	A.N.T.K. LLC	Term Loan	04/25/13	04/25/18	1	*	5.50%	$0		$144	$144	$145
	534 Taxi LLC	Term Loan	08/14/14	08/14/18	1	*	5.25%	$0		$142	$142	$142
	Charata Taxi Inc	Term Loan	12/12/13	12/12/17	1	*	4.50%	$0		$136	$136	$137
	Saintvillien & Larochelle LLC	Term Loan	11/14/13	11/14/18	1	*	4.63%	$0		$136	$136	$137
	Antoines Dortin ##	Term Loan	08/14/14	08/14/18	1	*	5.25%	$0		$136	$136	$136
	Pierre Family 084 LLC	Term Loan	07/12/13	07/12/17	1	*	5.00%	$0		$133	$133	$134

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2015

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2015 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	424 Taxi LLC	Term Loan	01/20/12	01/20/17	1	*	7.00%	$0		$129	$129	$130
	Ahmad Taxi Inc	Term Loan	06/09/11	06/09/16	1	*	6.75%	$0		$129	$129	$129
	Forward Taxi Corp	Term Loan	03/15/12	03/15/17	1	*	6.00%	$0		$124	$124	$125
	Charles K Agesilas	Term Loan	08/14/14	08/14/21	1	*	6.50%	$0		$117	$117	$118
	Yves Frantz Philemon	Term Loan	12/11/14	12/11/18	1	*	4.75%	$0		$117	$117	$117
	R & Z Trans Service Inc	Term Loan	01/10/13	01/10/23	1	*	5.00%	$0		$110	$110	$112
	Olga Morales	Term Loan	03/15/12	03/15/16	1	*	6.00%	$0		$104	$104	$104
	Don Taxi Inc/MBNK	Term Loan	01/23/14	01/23/18	1	*	6.50%	$0		$99	$99	$99
	Ez Come Ez Go Inc	Term Loan	04/16/15	04/16/20	1	*	5.25%	$0	$112	$98	$98	$98
	0127 Incorporated ##	Term Loan	07/19/12	07/19/16	1	*	5.50%	$0		$95	$95	$95
	Alhayat Taxi Inc	Term Loan	02/14/13	02/14/17	1	*	5.00%	$0		$94	$94	$94
	Hercule Jean-Baptiste	Term Loan	06/13/13	06/13/17	1	*	5.00%	$0		$93	$93	$94
	Mr Clean Sdam Taxi LLC	Term Loan	06/11/15	06/11/18	1	*	6.50%	$0	$94	$92	$92	$93
	Louibert Julien	Term Loan	06/18/14	06/16/21	1	*	5.50%	$0		$90	$90	$92
	Cosmos 2 Taxi Corporation ##	Term Loan	11/14/13	11/14/18	1	*	5.00%	$0		$89	$89	$90
	Clameus Estimable	Term Loan	05/06/10	06/06/18	1	*	5.25%	$0		$81	$81	$81
	Gethsemane Inc	Term Loan	02/20/14	02/20/19	1	*	4.50%	$0		$78	$78	$80
	Praise The Lord Taxi Inc	Term Loan	05/14/15	05/14/25	1	*	6.00%	$0	$81	$77	$77	$78
	Mario P Jean-Louis ##	Term Loan	12/11/14	12/11/18	1	*	5.00%	$0		$76	$76	$77
	Pola Trans Inc ##	Term Loan	07/19/12	07/19/17	1	*	5.50%	$0		$75	$75	$75
	Gerald Jean-Louis ## &	Term Loan	04/25/13	04/25/17	1	*	5.25%	$0		$70	$70	$71
	Fraline Taxi Inc ##	Term Loan	09/18/14	09/18/19	1	*	5.50%	$0		$53	$53	$54
	Reyes Okoroagu ##	Term Loan	11/14/13	11/14/17	1	*	4.75%	$0		$45	$45	$46
	Farar LLC ##	Term Loan	03/13/14	03/13/19	1	*	5.25%	$0		$24	$24	$26
	Pegy Taxi Corp	Term Loan	02/17/11	02/17/17	1	*	6.50%	$0		$24	$24	$24
	Pierre Sterling	Term Loan	01/19/12	01/19/17	1	*	6.00%	$0		$23	$23	$24
	Webert Joseph	Term Loan	02/17/11	02/17/17	1	*	6.50%	$0		$17	$17	$17
	Jean Belony	Term Loan	06/09/11	06/09/16	1	*	6.50%	$0		$9	$9	$9

Boston					56	9%	4.63%	$0	$3,268	$26,471	$26,436	$25,883
	Chiso Trans Inc &	Term Loan	11/26/13	11/07/16	1	*	4.25%	$0		$819	$819	$820
	Chiso Trans Inc &	Term Loan	04/20/12	04/20/18	1	*	5.50%	$0		$581	$581	$581
	Chidi Trans Inc &	Term Loan	11/17/14	03/25/16	1	*	5.50%	$0		$1,294	$1,294	$1,296
	Johnson Holdings Inc &	Term Loan	04/23/14	03/25/16	1	*	4.50%	$0		$1,379	$1,379	$1,228
	Gabriel Trans Holdings Inc &	Term Loan	04/23/14	03/25/16	1	*	4.50%	$0		$1,113	$1,113	$1,114
	Britney Cab Inc, Et Al &	Term Loan	05/18/15	05/18/17	1	*	5.00%	$0	$1,069	$1,069	$1,069	$1,071
	Sasun Cab Inc	Term Loan	02/20/13	02/20/16	1	*	4.50%	$0		$890	$890	$890
	Mish Inc ##	Term Loan	12/28/12	12/28/16	1	*	4.00%	$0		$855	$855	$855
	Southside Enterprises Inc ##	Term Loan	12/28/12	12/28/16	1	*	4.00%	$0		$855	$855	$855
	Giorgio’S Cab Inc ##	Term Loan	09/04/15	09/04/17	1	*	4.00%	$0	$705	$700	$700	$701
	Arinze Trans Inc ##	Term Loan	04/22/14	04/22/17	1	*	4.50%	$0		$688	$688	$689
	Ngozi Trans Inc. &	Term Loan	12/31/12	12/07/15	1	*	4.50%	$0		$621	$621	$621
	Oke Auguste Cab Inc ##	Term Loan	01/31/14	01/31/17	1	*	4.90%	$0		$605	$605	$606
	Arinze Trans Inc &	Term Loan	02/05/10	02/07/16	1	*	4.25%	$0		$576	$576	$576
	S.P.B. Taxi Inc &	Term Loan	09/18/13	09/18/16	1	*	5.25%	$0		$490	$490	$491
	Saint Inc &	Term Loan	08/12/13	08/12/16	1	*	5.25%	$0		$489	$489	$489
	Myra Inc &	Term Loan	08/12/13	08/12/16	1	*	5.25%	$0		$489	$489	$489
	Jason Cab Inc ## &	Term Loan	03/15/13	03/15/16	1	*	4.88%	$0		$489	$489	$489
	God-Will Inc	Term Loan	02/11/14	02/11/17	1	*	4.25%	$0		$487	$487	$488
	Memory Cab Company Inc ##	Term Loan	01/14/11	01/14/17	1	*	4.13%	$0		$485	$485	$485
	Amazing Grace Cab Inc &	Term Loan	02/06/14	02/06/17	1	*	4.25%	$0		$478	$478	$479
	Good Time Cab Inc ## &	Term Loan	03/20/14	03/20/17	1	*	4.13%	$0		$478	$478	$479
	Bailey Cab Inc ##	Term Loan	11/09/12	11/09/18	1	*	5.25%	$0		$465	$465	$465
	Baton Moise Cab Inc ## &	Term Loan	04/14/14	04/14/17	1	*	4.90%	$0		$619	$600	$463
	Ruth Cab Inc	Term Loan	11/26/13	11/26/16	1	*	4.25%	$0		$442	$442	$443
	Tomorrow’S Tree Inc	Term Loan	10/08/13	10/08/18	1	*	4.25%	$0		$442	$442	$443
	Syed Cab Inc	Term Loan	02/27/15	02/27/18	1	*	5.25%	$0	$445	$438	$438	$440
	Farb Inc ## &	Term Loan	02/20/13	02/20/16	1	*	5.13%	$0		$524	$517	$437
	P&P Dumerant Corp	Term Loan	10/25/13	10/25/16	1	*	4.50%	$0		$428	$428	$429
	Joyful Ride Inc ##	Term Loan	12/28/12	12/28/16	1	*	4.00%	$0		$427	$427	$427
	Jv Taxi Inc &	Term Loan	10/24/14	10/24/17	1	*	5.25%	$0		$425	$425	$426
	Eldali Transportation Inc	Term Loan	11/09/12	11/26/16	1	*	4.25%	$0		$422	$422	$422
	Ser-Vil Cab Inc &	Term Loan	03/28/14	03/22/17	1	*	4.63%	$0		$524	$515	$411
	Djbell Love Inc ##	Term Loan	09/27/12	09/27/17	1	*	5.00%	$0		$399	$399	$399
	God Is Able Inc ##	Term Loan	02/11/14	02/11/17	1	*	4.00%	$0		$378	$378	$379
	Benito & Roseline Cab Inc ##	Term Loan	09/09/15	09/09/18	1	*	4.00%	$0	$375	$373	$373	$375
	Loren Cab Inc ## &	Term Loan	03/20/14	03/20/17	1	*	4.13%	$0		$486	$486	$372

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2015

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2015 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	H And H Taxi Inc ##	Term Loan	10/11/13	10/11/16	1	*	4.25%	$0		$358	$358	$359
	Ngozi Trans Inc. &	Term Loan	05/06/15	04/20/17	1	*	5.50%	$0	$340	$337	$337	$339
	Jesus Denis Cab Inc	Term Loan	03/22/13	03/22/16	1	*	4.50%	$0		$325	$325	$325
	Urzal Taxi Inc	Term Loan	07/29/13	07/29/16	1	*	4.25%	$0		$309	$309	$309
	Ngozi Trans Inc.	Term Loan	12/31/12	12/31/16	1	*	4.50%	$0		$304	$304	$304
	Shemarjamalie Cab Inc ##	Term Loan	02/17/12	02/17/18	1	*	6.15%	$0		$303	$303	$303
	Louine Cab Inc	Term Loan	09/29/15	09/29/17	1	*	5.25%	$0	$280	$278	$278	$280
	Jre Taxi Inc ##	Term Loan	07/25/14	07/25/17	1	*	4.70%	$0		$274	$274	$275
	Boband Cab Inc ##	Term Loan	11/06/12	06/06/17	1	*	4.00%	$0		$273	$273	$273
	Sarhad Coach Inc	Term Loan	07/23/13	05/25/16	1	*	4.00%	$0		$265	$265	$265
	Phatricksey Cab Inc ##	Term Loan	07/14/11	07/14/17	1	*	5.25%	$0		$248	$248	$248
	Stanley & Rachelle Cab Inc	Term Loan	05/23/11	05/23/17	1	*	4.25%	$0		$162	$162	$162
	Dabola Cab Inc ##	Term Loan	11/10/11	07/10/16	1	*	4.25%	$0		$161	$161	$161
	Kena Cab Inc	Term Loan	11/06/12	11/06/25	1	*	4.75%	$0		$67	$67	$67
	Sasun Cab Inc	Term Loan	02/20/13	02/20/16	1	*	4.50%	$0		$26	$26	$26
	Jv Taxi Inc	Term Loan	04/14/15	04/14/19	1	*	6.00%	$0	$26	$22	$22	$24
	Benito & Roseline Cab Inc	Term Loan	09/09/15	09/09/18	1	*	4.00%	$0	$17	$17	$17	$19
	Sunshine Cab Inc ##	Term Loan	06/12/07	06/12/18	1	*	5.00%	$0		$13	$13	$13
	Jesus Denis Cab Inc	Term Loan	02/12/15	02/12/17	1	*	5.50%	$0	$11	$7	$7	$8
Cambridge					14	2%	4.64%	$0	$2,414	$6,624	$6,607	$4,287
	Gcf Taxi Inc	Term Loan	10/08/13	10/08/18	1	*	4.00%	$0		$635	$635	$636
	Eureka Cab Inc	Term Loan	07/01/14	07/01/17	1	*	4.25%	$0		$421	$421	$422
	Hope-Lynn Cabworks Inc ##	Term Loan	03/22/13	03/22/16	1	*	4.00%	$0		$363	$363	$363
	Lynn Maha Taxi Inc	Term Loan	05/13/13	05/13/16	1	*	5.00%	$0		$362	$362	$362
	Mgf Taxi Inc	Term Loan	05/06/11	05/06/17	1	*	4.00%	$0		$337	$337	$337
	Desdunes Cab Inc &	Term Loan	09/21/12	10/21/17	1	*	5.00%	$0		$326	$326	$326
	Drumman Trans Inc	Term Loan	12/07/12	12/07/17	1	*	4.50%	$0		$316	$316	$316
	Raad Taxi Inc ## &	Term Loan	05/30/14	05/30/17	1	*	4.50%	$0		$320	$314	$286
	Patrick Cab Inc And Saad Inc &	Term Loan	03/29/13	03/29/16	1	*	4.88%	$0		$397	$388	$276
	Sam Taxi Inc &	Term Loan	03/12/14	03/12/17	1	*	4.50%	$0		$324	$322	$276
	Marcia And Everton Cab Inc	Term Loan	12/15/15	12/15/16	1	*	3.75%	$0	$274	$274	$274	$275
	Walger Inc	Term Loan	01/26/12	01/26/20	1	*	5.50%	$0		$266	$266	$266
	Taxi Technology Inc ##	Term Loan	12/11/13	12/29/16	1	*	5.00%	$0		$143	$143	$144
	Gcf Taxi Inc, Et Al &	Term Loan	03/25/15	03/25/18	1	*	5.00%	$0	$2,140	$2,140	$2,140	$2

Other					11	0%	7.27%	$0	$320	$1,045	$1,043	$1,046
	Tjp Inc ##	Term Loan	01/03/14	01/03/17	1	*	4.75%	$0		$267	$267	$268
	Alexandrite Taxi LLC	Term Loan	07/30/15	07/30/20	1	*	9.00%	$0	$192	$188	$188	$190
	Wiljean Marcelin &	Term Loan	08/21/13	09/01/23	1	*	6.75%	$0		$156	$154	$156
	Jean C Mathurin/Norcal &	Term Loan	01/15/13	02/01/18	1	*	8.50%	$0		$155	$155	$155
	Chametz Taxi LLC	Term Loan	07/30/15	07/30/20	1	*	9.00%	$0	$128	$126	$126	$128
	Hantin Trans/Aventura Taxi	Term Loan	06/16/10	06/16/17	1	*	8.25%	$0		$57	$57	$57
	Zelalem S. Alemu	Term Loan	04/28/08	04/28/18	1	*	5.00%	$0		$50	$50	$49
	Elzira & Luc Cab Inc.	Term Loan	08/17/10	02/17/18	1	*	8.25%	$0		$22	$22	$22
	Elysse Corporation	Term Loan	09/10/10	11/01/19	1	*	9.00%	$0		$16	$16	$17
	Durosier Xavier/MBNK &	Term Loan	08/16/10	07/01/15	1	*	7.25%	$0		$2	$2	$3
	Odney Cab Inc/MBNK &	Term Loan	12/22/10	12/22/15	1	*	11.50%	$0		$6	$6	$1

Total medallion loans ($238,103 pledged as collateral under borrowing arrangements)					699	111%	4.09%	$0	$37,458	$311,511	$311,433	$308,408

Commercial Loans
Secured mezzanine (23% Minnesota, 10% Oklahoma, 8% Pennsylvania, 8% Ohio, 8% North Carolina, 5% Kansas, 5% New York,
5% Massachusetts, 5% Rhode Island, 4% Wisconsin, 4% Illinois, 4% Deleware, 4% Michigan, 3% Texas and 4% all other states)(2)
Manufacturing (51% of the total)	MicroGroup, Inc. (interest rate includes PIK interest of 2.00%)	Term Loan	06/29/15	06/29/20	1	1%	14.00%	$33	$3,200	$3,233	$3,233	$3,233
	AA Plush Holdings, LLC (interest rate includes PIK interest of 2.00%)	Term Loan	08/15/14	08/15/19	1	1%	14.00%	$85		$3,085	$3,085	$3,075
	EGC Operating Company, LLC (interest rate includes PIK interest of 2.00%)	Term Loan	09/30/14	09/30/19	1	1%	15.00%	$15		$2,945	$2,945	$2,954
	Pinnacle Products International, Inc. (interest rate includes PIK interest of 3.00%)	Term Loan	10/09/15	10/09/20	1	1%	15.00%	$20	$2,800	$2,820	$2,820	$2,820
	Tech Cast Holdings, LLC (interest rate includes PIK interest of 3.00%)	Term Loan	12/12/14	12/12/19	1	1%	15.00%	$0		$2,690	$2,690	$2,661

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2015

(Dollars in thousands)		Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2015 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	+	Production Services Associates LLC (d/b/a American Card Services) (interest rate includes PIK interest of 2.00%)	Term Loan	02/17/15	02/17/20	1	1%	16.00%	$46	$2,600	$2,646	$2,646	$2,624
		BB Opco, LLC d/b/a BreathableBaby, LLC (interest rate includes PIK interest of 2.00%)	Term Loan	08/01/14	08/01/19	1	1%	14.00%	$73		$2,573	$2,573	$2,577
		WRWP, LLC (interest rate includes PIK interest of 3.00%)	Term Loan	12/30/14	12/30/19	1	1%	15.00%	$70		$2,311	$2,311	$2,319
		Dynamic Systems, Inc. (interest rate includes PIK interest of 3.50%)	Term Loan	12/23/10	12/23/17	1	1%	15.50%	$241		$2,066	$2,066	$2,066
		American Cylinder, Inc. d/b/a All Safe (interest rate includes PIK interest of 7.00%)	Term Loan	07/03/13	01/03/18	1	1%	19.00%	$77		$1,577	$1,577	$1,575
	+	GAF Manufacturing, LLC (interest rate includes PIK interest of 2.00%)	Term Loan	03/06/14	03/06/19	1	1%	14.00%	$56		$1,556	$1,556	$1,562
	+	Respiratory Technologies, Inc.	Term Loan	04/25/12	04/25/17	1	1%	12.00%	$0		$1,500	$1,500	$1,503
		Orchard Holdings, Inc. &	Term Loan	03/10/99	03/31/10	1	*	13.00%	$0		$1,390	$1,390	$1,390
		Quaker Bakery Brands, Inc.	Term Loan	03/28/12	03/28/17	1	*	17.00%	$0		$1,300	$1,300	$1,296
	+	Door Engineering and Manufacturing, LLC	Term Loan	12/15/04	04/30/16	1	*	13.00%	$0		$1,050	$1,050	$1,050
	+	Storflex Holdings, Inc. (interest rate includes PIK interest of 2.00%)	Term Loan	07/17/12	01/31/19	1	*	14.00%	$0		$1,000	$1,000	$1,004
	+	Waltek Acquisitions, Inc.	Term Loan	03/31/06	03/31/16	1	*	12.00%	$0		$821	$821	$821
Professional, Scientific, and Technical Services (12% of the total)		Weather Decision Technologies, Inc. {One-time on 1/1/18 to 15%} (interest rate includes PIK interest of 9.00%)	Term Loan	12/11/15	12/11/20	1	1%	18.00%	$18	$3,500	$3,517	$3,517	$3,505
		JR Thompson Company LLC (interest rate includes PIK interest of 2.00%)	Term Loan	05/21/15	05/21/22	1	1%	14.00%	$12	$2,800	$2,273	$2,273	$2,273
	+	DPIS Engineering, LLC	Term Loan	12/01/14	06/30/20	1	1%	12.00%	$0		$2,000	$2,000	$1,997
Information (11% of the total)		US Internet Corp.	Term Loan	06/12/13	09/18/20	1	1%	14.50%	$0		$3,000	$3,000	$3,013
		US Internet Corp.	Term Loan	03/18/15	09/18/20	1	1%	14.50%	$0	$1,750	$1,750	$1,750	$1,741
		Centare Holdings, Inc. (interest rate includes PIK interest of 2.00%)	Term Loan	08/30/13	08/30/18	1	1%	14.00%	$0		$2,500	$2,500	$2,490
Arts, Entertainment, and Recreation (8% of the total)		RPAC Racing, LLC (interest rate includes PIK interest of 10.00%)	Term Loan	11/19/10	01/15/17	1	2%	10.00%	$1,994		$5,033	$5,033	$5,033
Transportation and Warehousing (5% of the total)		LLL Transport, Inc. (interest rate includes PIK interest of 3.00%)	Term Loan	10/23/15	04/23/21	1	1%	15.00%	$14	$3,500	$3,514	$3,514	$3,511
Administrative and Support Services (5% of the total)		Staff One, Inc.	Term Loan	06/30/08	03/31/17	1	1%	3.00%	$0		$2,931	$2,931	$2,931
		Staff One, Inc.	Term Loan	09/15/11	03/31/17	1	*	3.00%	$0		$369	$369	$369
Wholesale Trade (5% of the total)		Fit & Fresh, Inc (interest rate includes PIK interest of 2.00%)	Term Loan	03/02/15	03/02/20	1	1%	14.00%	$51	$3,000	$3,051	$3,051	$3,057
Construction (2% of the total)		Highland Crossing-M, LLC	Term Loan	01/07/15	02/01/25	1	1%	11.50%	$0	$2,200	$1,450	$1,450	$1,450
Accommodation and Food Services (1% of the total)		Javier & David Restaurant Corp.	Term Loan	11/05/10	11/05/20	1	*	9.25%	$0		$422	$422	$422
		Star Concessions, Ltd. &	Term Loan	06/30/00	09/30/16	1	*	10.00%	$0		$556	$556	$60
		MultiRestaurants Concepts, Ltd. &	Term Loan	06/30/00	09/30/16	1	*	10.00%	$0		$696	$696	$53
Retail Trade (0% of the total)		Retail Concessions, Ltd. &	Term Loan	06/30/00	09/30/16	1	*	10.00%	$0		$224	$224	$36

Total secured mezzanine (2)						33	24%	13.59%	$2,805	$25,350	$67,849	$67,849	$66,471

Asset-based (43% New Jersey, 34% New York, 13% Florida, 7% Virginia and 3% all other states)
Wholesale Trade (24% of the total)		Independent Metal Sales, Inc. {Daily-Prime + 3%}	Revolving line of credit	07/21/15	07/21/16	1	*	6.25%	$0	$263	$354	$354	$402
		Pride of Neptune, Inc. ## {Daily-Prime + 1.5%}	Revolving line of credit	01/14/02	01/14/16	1	*	4.75%	$0		$199	$199	$196
		Capitalsea, LLC ## {Daily-Prime + 0.75%}	Revolving line of credit	11/07/05	11/07/16	1	*	4.00%	$0		$168	$168	$148
		Cuisine Innovations Unltd, LLC {Daily-Prime + 3%}	Revolving line of credit	07/07/15	07/07/16	1	*	6.25%	$0	$162	$76	$76	$78
		Benco Inc. {Daily-Prime + 2.5%}	Revolving line of credit	11/06/13	11/06/16	1	*	5.75%	$0		$43	$43	$39
		A.E. Seafood Distributors Inc d/b/a Oceanline Seafood {Daily-Prime + 3.25%}	Revolving line of credit	06/30/14	06/30/16	1	*	6.50%	$0		$24	$24	$23

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2015

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2015 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Snow Shoe Refractories, LLC {Daily-Prime + 2.75%}	Revolving line of credit	11/30/11	11/30/16	1	*	6.00%	$0		$13	$13		$6
	Two Cousins Fish Market, Inc. {Daily-Prime + 2%}	Revolving line of credit	01/23/99	01/23/16	1	*	5.25%	$0		$2	$2		$2
	Newburg Egg Corp. ## {Daily-Prime + 2%}	Revolving line of credit	03/16/99	03/16/16	1	*	5.25%	$0		$1	$1		$1
Retail Trade (17% of the total)	The Dependable Food Corp. ## {Daily-Prime + 1.5%}	Revolving line of credit	10/19/98	10/19/16	1	*	4.75%	$0		$444	$444		$437
	Cyrus R. Fox, Inc. ## {Daily-Prime + 2.5%}	Revolving line of credit	08/31/06	08/31/16	1	*	5.75%	$0		$184	$184		$173
	Colt, Inc. {Daily-Prime + 4%}	Revolving line of credit	10/12/04	10/12/16	1	*	7.25%	$0		$21	$21		$20
Transportation and Warehousing (14% of the total)	Fleet Radio Dispatch Corp. ## {Daily-Prime + 2.75%}	Revolving line of credit	12/31/01	12/31/16	1	*	6.00%	$0		$506	$506		$499
Professional, Scientific, and Technical Services (11% of the total)	Victory Marketing Agency LLC {Daily-Prime + 3.5%}	Revolving line of credit	12/22/14	12/22/16	1	*	6.75%	$0		$408	$408		$408
Construction (9% of the total)	Triple A. Supplies, Inc. ## {Daily-Prime + 2.5%}	Revolving line of credit	07/20/99	07/20/16	1	*	5.75%	$0		$354	$354		$349
Health Care and Social Assistance (7% of the total)	Mrs. Mary’s Place HCS Inc. ## {Daily-Prime + 2.5%}	Revolving line of credit	10/02/07	10/02/16	1	*	5.75%	$0		$255	$255		$238
	Heart to Heart Health Care {Daily-Prime + 2.25%}	Revolving line of credit	11/09/12	11/09/16	1	*	5.50%	$0		$39	$39		$35
Finance and Insurance (7% of the total)	Special Financing Company, LLC {Daily-Prime + 3.75%}	Revolving line of credit	08/26/15	08/26/16	1	*	7.00%	$0	$95	$250	$250		$242
Manufacturing (6% of the total)	Fine Line Graphics, Inc. {Daily-Prime + 3.25%}	Revolving line of credit	11/29/05	11/29/16	1	*	6.50%	$0		$77	$77		$66
	Knight Dental Group {Daily-Prime + 3%}	Revolving line of credit	11/10/15	11/10/16	1	*	6.25%	$0	$53	$61	$61		$61
	Absecon Mills, Inc. ## {Daily-Prime + 3%}	Revolving line of credit	07/07/04	07/07/16	1	*	6.25%	$0		$47	$47		$40
	Douglass Industries, Inc. ## {Daily-Prime + 3%}	Revolving line of credit	07/07/04	07/07/16	1	*	6.25%	$0		$23	$23		$21
	International Rollforms, Inc {Daily-Prime + 4%}	Revolving line of credit	01/27/14	01/27/16	1	*	7.25%	$0		$17	$17		$18
	JLM Couture Inc. {Daily-Prime + 2.5%}	Revolving line of credit	06/22/10	06/22/16	1	*	5.75%	$0		$11	$11		$9
Administrative and Support Services (5% of the total)	Raritan Building Service Corp {Daily-Prime + 2.25%}	Revolving line of credit	06/30/07	06/30/16	1	*	5.50%	$0		$173	$173		$167
Real Estate and Rental and Leasing (0% of the total)	Concierge Auctions LLC {Daily-Prime + 4.5%}	Revolving line of credit	12/24/15	12/24/16	1	*	7.75%	$0	$0	$0	$0		$0

Total asset-based ($2,164 pledged as collateral under borrowing arrangements)					26	1%	5.82%	$0	$573	$3,750	$3,750		$3,678

Other secured commercial (80% New York, 16% New Jersey, 3% Illinois and 1% all other states)
Retail Trade (90% of the total)	Medallion Fine Art Inc (interest rate includes PIK interest of 12%)	Term Loan	12/17/12	12/17/17	1	3%	12.00%	$2,073		$8,348	$8,348		$8,348
	La Conga Food Market Inc	Term Loan	12/23/15	12/09/18	1	*	7.00%	$0	$704	$704	$704		$706
	Antonio Rosado	Term Loan	03/15/12	03/15/17	1	*	9.50%	$0		$494	$494		$493
	A Food Mart Inc	Term Loan	06/03/14	06/03/20	1	*	9.00%	$0		$336	$336		$333
	Anthony Supermarket LLC	Term Loan	04/02/13	07/02/18	1	*	9.00%	$0		$287	$287		$285
	Don Marto Minimarket Corp	Term Loan	03/03/15	03/03/20	1	*	9.00%	$0	$250	$220	$220		$218
	F.J.P. Meat Market Inc	Term Loan	02/06/12	09/06/17	1	*	9.50%	$0		$147	$147		$145
	Moderne Barn Wines&Spirits Inc	Term Loan	05/09/13	05/09/18	1	*	4.75%	$0		$77	$77		$76
	Drr Enterprises LLC &	Term Loan	10/28/08	10/17/18	1	*	10.50%	$0		$101	$90		$51
	Fresco Bagels & Supermarket In &	Term Loan	08/13/14	02/13/21	1	*	9.00%	$0		$370	$370	-$	3
	324 Gem Meat Market Inc &	Term Loan	04/03/14	07/03/19	1	*	9.00%	$0		$393	$348	-$	4
Accommodation and Food Services (5% of the total)	El Mangu Sabroso Restaurant In	Term Loan	06/06/14	09/06/19	1	*	9.00%	$0		$297	$297		$294
	Bistro Caterers Corporation	Term Loan	07/25/13	07/25/18	1	*	9.00%	$0		$197	$197		$196
	El Tropico Family Rest II LLC &	Term Loan	11/29/05	03/16/16	1	*	6.75%	$0		$292	$227		$125
Transportation and Warehousing (3% of the total)	Patriot Trans Inc &	Term Loan	09/19/14	02/05/20	1	*	4.00%	$0		$202	$202		$203
	Tehran Properties Inc	Term Loan	03/17/15	09/10/18	1	*	4.25%	$0	$120	$99	$99		$100
Real Estate and Rental and Leasing (1% of the total)	Jude Odimegwu Et Al &	Term Loan	03/31/15	03/31/20	1	*	5.00%	$0	$100	$92	$92		$93

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2015

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2015 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	T.P. Hon LLC	Term Loan	07/15/13	07/15/16	1	*	4.00%	$0		$7	$7	$6
Health Care and Social Assistance (1% of the total)	Craig Feuerman M.D. P.C.	Term Loan	05/14/13	05/14/18	1	*	7.50%	$0		$80	$80	$81

Total Other Commercial Loans					19	4%	10.68%	$2,073	$1,174	$12,743	$12,622	$11,746

Total commercial loans ($2,164 pledged as collateral under borrowing arrangements) (2)					78	29%	12.80%	$4,878	$27,097	$84,342	$84,221	$81,895

Commercial Banking	Medallion Bank **	100% of common stock	05/16/02	None	1	55%	13.17%	$0			$136,666	$152,166
NASCAR Race Team	Medallion MotorSports, LLC	75% of LLC units	11/24/10	None	1	1%	0.00%	$0			$2,832	$2,527
Art Dealer	Medallion Fine Art, Inc.	100% of common stock	12/03/12	None	1	2%	0.00%	$0			$789	$4,234
Loan Servicing	Medallion Servicing Corp.	100% of common stock	11/05/10	None	1	*	0.00%	$0			$631	$631
Professional Sports Team	LAX Group LLC	44.31% of membership interests	05/23/12	None	1	*	0.00%	$0			$355	$355

Investment in Medallion Bank and other controlled subsidiaries, net					5	58%	12.74%	$0	$0		$141,273	$159,913

Equity investments
Commercial Finance	Convergent Capital, Ltd **	7% of limited partnership interest	07/20/07	None	1	1%	0.00%	$0			$326	$1,957
Real Estate Investment	CIM Commercial Trust Corp **	*	12/30/10	None	1	*	5.64%	$0			$548	$61
Appliance Recycler #	Appliance Recycling Centers of America, Inc.	8.86% of common stock	09/10/98	None	1	*	0.00%	$0			$0	$509
Employee Leasing Services	Staff One, Inc.	46.4% preferred stock	06/30/08	None	2	*	0.00%	$0			$472	$472
IT Services	Centare Holdings, Inc.	7.23% of common stock, 3.88% of preferred stock	08/30/13	None	1	*	0.00%	$0			$104	$104
Machinery Manufacturer +	Reel Power International, Inc.	2.65% of common stock	08/04/08	None	1	*	0.00%	$0			$318	$318
Gift card service & marketing +	Production Services Associates d/b/a American Card Services	5.65% of LLC units	02/17/15	None	1	*	0.00%	$0	$250		$250	$1,179
Stuffed Toy Manufacturer	AA Plush Holdings, LLC	1.6% LLC common units	08/15/14	None	1	*	0.00%	$0			$300	$300
Baby Sleep Products	BB Opco, LLC d/b/a BreathableBaby, LLC	3.6% LLC units	08/01/14	None	1	*	0.00%	$0			$250	$250
Investment Castings	Tech Cast Holdings LLC	4.14% LLC units	12/12/14	12/12/19	1	*	0.00%	$0			$300	$300
Wire Manufacturer	WRWP LLC	10.3% preferred LLC units, 7.23% common LLC units	12/30/14	12/30/19	1	*	0.00%	$0			$224	$224
Marketing Services	Third Century JRT Inc.	13% common stock	05/21/15	None	1	*	0.00%	$0	$200		$200	$200
	Portu-Sunberg Marketing LLC	Warrant for 3.53% of the outstanding stock	12/31/12 to 7/24/15	7/24/20 to 7/31/20	1	*	0.00%	$0	$50		$50	$50
Machine Shop	MicroGroup, Inc.	5.5% common stock	06/29/15	None	1	*	0.00%	$0	$300		$300	$300
Manufacture Space Heaters, etc.	Pinnacle Products International, Inc.	0.5% common stock	10/09/15	None	1	*	0.00%	$0	$135		$135	$135
Weather Forecasting Services	Weather Decision Technologies, Inc.	2.2% preferred stock	12/11/15	None	1	*	0.00%	$0	$500		$500	$500
Food Manufacturer	PACA Foods, LLC	Warrant for 8% of the outstanding stock	12/31/10	02/17/20	1	*	0.00%	$0	$0		$0	$0
Box Manufacturer	Packaging Specialists, Inc. Southwest	Warrant for 10% of the outstanding stock	04/01/08	06/30/22	1	*	0.00%	$0	$0		$0	$0
Manufacturer Misc	Bluff Holdings, Inc.	Warrant for 1% of the outstanding stock	12/16/13	06/26/22	1	*	0.00%	$0	$0		$0	$0

Equity investments, net					20	2%	0.72%	$0	$1,435		$4,277	$6,859

Investment securities
Investment securities	US Treasury Note AAA		06/30/15	07/15/16	1	4%	0.63%	$0	$10,059	$10,000	$10,059	$10,029
	US Treasury Bill		07/30/15	07/21/16	1	4%	0.33%	$0	$9,936	$10,000	$9,936	$9,972
	US Treasury Bill		09/22/15	09/15/16	1	4%	0.39%	$0	$9,968	$10,000	$9,968	$9,964
	US Treasury Bill		10/30/15	10/13/16	1	7%	0.21%	$0	$19,939	$20,000	$19,939	$19,919

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2015

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2015 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
Investment securities, net					4	18%	0.35%	$0	$49,902	$50,000	$49,902	$49,884

Net Investments ($240,267 pledged as collateral under borrowing arrangements) (3)					806	218%	7.06%	$4,878	$115,892	$445,853	$591,106	$606,959

(1)	Represents the actual or weighted average interest or dividend rate of the respective security or portfolio as of the date indicated. Investments without an interest rate or with a rate of 0.00% are considered non-income producing.
(2)	Included in secured mezzanine commercial loans and other commercial loans was $4,878 of interest income capitalized into the outstanding investment balances, in accordance with the terms of the investment contract.
(3)	The ratio of restricted securities fair value to net assets is 218%.
(4)	Gross unrealized appreciation, gross unrealized depreciation and net appreciation for federal income tax purposes totaled $79,139, $5,896 and $73,243, respectively. The tax cost of investments was $533,716.
(5)	For revolving lines of credit the amount shown is the cost at December 31, 2015.
*	Less than 1.0%
**	Not an eligible portfolio company as such term is defined in Section 2(a)(46) of the 1940 Act. The percentage value of all non-eligible portfolio companies to totaled assets of Medallion Financial on an unconsolidated basis was up to 29% and up to 29% on a consolidated basis. Under the 1940 Act, we may not acquire any non-qualifying assets, unless at the time such acquisition is made, qualifying assets, which include securities of eligible portfolio companies, represent at least 70% of our total assets. The status of these assets under the 1940 Act are subject to change. We monitor the status of these assets on an ongoing basis.
&	Loan is on nonaccrual status, or past due on contractual payments, and is therefore considered non-income producing.
#	Publicly traded but sales subject to applicable Rule 144 limitations.
##	Pledged as collateral under borrowing arrangements.
+	Includes various warrants, all of which have a cost and fair value of zero at December 31, 2015.

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2014

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2014 Acquisitions (5)	Cost (4)	Fair Value
Medallion Loans
New York					368	78%	3.60%	$0	$73,250	$213,099	$213,248
	Real Cab Corp ##	Term Loan	07/20/07	07/20/17	1	1%	2.81%	$0		$2,545	$2,545
	Real Cab Corp ##	Term Loan	08/19/14	07/20/17	1	1%	3.31%	$0	$1,627	$1,449	$1,449
	Real Cab Corp ##	Term Loan	07/20/07	07/20/17	1	*	2.81%	$0		$350	$350
	Sean Cab Corp ##	Term Loan	12/09/11	12/08/15	1	1%	3.60%	$0		$3,480	$3,471
	Slo Cab Corp ##	Term Loan	07/20/07	07/20/17	1	1%	2.81%	$0		$1,527	$1,527
	Slo Cab Corp ##	Term Loan	08/19/14	07/20/17	1	*	3.31%	$0	$976	$870	$870
	Slo Cab Corp ##	Term Loan	07/20/07	07/20/17	1	*	2.81%	$0		$210	$210
	Whispers Taxi Inc ##	Term Loan	05/28/13	05/28/16	1	1%	3.35%	$0		$2,107	$2,102
	Esg Hacking Corp ##	Term Loan	03/12/14	03/12/17	1	1%	3.50%	$0	$1,842	$1,806	$1,812
	Pontios Taxi LLC ##	Term Loan	03/28/14	03/28/17	1	1%	3.50%	$0	$1,828	$1,798	$1,800
	Ikaria Taxi LLC ##	Term Loan	03/28/14	03/28/17	1	1%	3.50%	$0	$1,828	$1,797	$1,799
	Kos Taxi LLC ##	Term Loan	03/28/14	03/28/17	1	1%	3.50%	$0	$1,828	$1,797	$1,799
	Sag Taxi LLC ##	Term Loan	03/28/14	03/28/17	1	1%	3.50%	$0	$1,828	$1,793	$1,795
	Yosi Transit Inc ##	Term Loan	07/20/07	07/20/17	1	*	2.81%	$0		$1,018	$1,018
	Yosi Transit Inc ##	Term Loan	08/19/14	07/20/17	1	*	3.31%	$0	$651	$580	$580
	Yosi Transit Inc ##	Term Loan	07/20/07	07/20/17	1	*	2.81%	$0		$140	$140
	Sifnos, Kitriani Incs ##	Term Loan	06/08/10	05/01/15	1	1%	4.00%	$0		$1,558	$1,554
	Hamilton Transit LLC ##	Term Loan	03/26/14	03/26/17	1	1%	3.38%	$0	$1,570	$1,540	$1,546
	Kaderee M & G Corp ##	Term Loan	03/26/14	03/26/17	1	1%	3.38%	$0	$1,570	$1,540	$1,542
	Daytona Hacking Corp ##	Term Loan	03/26/14	03/26/17	1	1%	3.38%	$0	$1,570	$1,540	$1,542
	Silke Hacking Corp ##	Term Loan	03/26/14	03/26/17	1	1%	3.38%	$0	$1,570	$1,540	$1,542
	Nancy Transit Inc ##	Term Loan	03/11/13	03/11/16	1	1%	3.50%	$0		$1,513	$1,511
	Bunty & Jyoti Inc ##	Term Loan	03/13/13	03/13/16	1	1%	3.75%	$0		$1,508	$1,505
	Lety Cab Corp ##	Term Loan	10/21/10	10/20/15	1	1%	3.13%	$0		$1,507	$1,503
	Christian Cab Corp	Term Loan	11/27/12	11/27/15	1	1%	4.00%	$0		$1,501	$1,501
	Junaid Trans Corp ##	Term Loan	04/30/13	04/30/16	1	1%	3.75%	$0		$1,485	$1,482
	Ocean Hacking Corp ##	Term Loan	12/20/13	12/20/16	1	1%	3.50%	$0		$1,461	$1,463
	Jacal Hacking Corp ##	Term Loan	12/20/13	12/20/16	1	1%	3.50%	$0		$1,461	$1,461
	Penegali Taxi LLC	Term Loan	12/11/14	12/10/17	1	1%	3.75%	$0	$1,400	$1,400	$1,402
	Benson Hacking Corp ##	Term Loan	05/28/13	05/28/16	1	1%	3.35%	$0		$1,404	$1,401
	Devin Taxi Corp ##	Term Loan	05/28/13	05/28/16	1	1%	3.35%	$0		$1,404	$1,401
	Dayna Hacking Corp ##	Term Loan	05/28/13	05/28/16	1	1%	3.35%	$0		$1,404	$1,401
	Anniversary Taxi Corp ##	Term Loan	04/11/14	04/11/17	1	1%	3.25%	$0	$1,400	$1,400	$1,398
	Apple Cab Corp ##	Term Loan	04/11/14	04/11/17	1	1%	3.25%	$0	$1,400	$1,400	$1,398
	Avi Taxi Corporation ##	Term Loan	04/11/14	04/11/17	1	1%	3.25%	$0	$1,400	$1,400	$1,398
	Hj Taxi Corp ##	Term Loan	04/11/14	04/11/17	1	1%	3.25%	$0	$1,400	$1,400	$1,398
	Kby Taxi Inc ##	Term Loan	04/11/14	04/11/17	1	1%	3.25%	$0	$1,400	$1,400	$1,398
	ALLtaxitwo Cab Corp ##	Term Loan	07/24/13	11/24/17	1	1%	2.75%	$0		$1,397	$1,398
	Orys Trans Corp ##	Term Loan	07/24/13	11/24/17	1	1%	2.75%	$0		$1,397	$1,398
	Sonu-Seema Corp ##	Term Loan	12/07/12	12/07/15	1	1%	3.75%	$0		$1,379	$1,376
	Flow Taxi Corp ##	Term Loan	07/23/13	07/23/16	1	*	3.00%	$0		$1,366	$1,367
	Ukraine Service Co ##	Term Loan	07/23/13	07/23/16	1	*	3.00%	$0		$1,366	$1,367
	Lil Amandachaka Hacking Corp ##	Term Loan	07/23/13	07/23/16	1	*	3.00%	$0		$1,366	$1,367
	Uddin Taxi Corp ##	Term Loan	11/14/12	11/14/15	1	*	5.25%	$0		$1,338	$1,336
	Perem Hacking Corp ##	Term Loan	02/21/13	02/21/16	1	*	3.00%	$0		$1,323	$1,320
	S600 Service Co Inc ##	Term Loan	02/21/13	02/21/16	1	*	3.00%	$0		$1,323	$1,320
	Concourse Cab Corp ##	Term Loan	11/14/13	11/14/16	1	*	3.75%	$0		$1,300	$1,306
	Ela Papou LLC ##	Term Loan	06/27/14	06/27/17	1	*	3.63%	$0	$1,320	$1,302	$1,304
	Cfn Cab Corp ##	Term Loan	02/26/14	02/26/18	1	*	3.75%	$0	$1,320	$1,294	$1,296
	Miklos Hacking Corp ##	Term Loan	02/26/14	02/26/18	1	*	3.75%	$0	$1,320	$1,294	$1,296
	Amme Taxi Inc ##	Term Loan	10/21/13	10/21/18	1	*	3.70%	$0		$1,262	$1,262
	Ming Trans Corp ##	Term Loan	11/19/12	12/01/16	1	*	3.70%	$0		$1,237	$1,235
	Ride YeLLow LLC ##	Term Loan	02/01/13	11/01/16	1	*	3.10%	$0		$1,200	$1,198
	Avilie Service Inc ##	Term Loan	02/11/13	02/11/16	1	*	3.00%	$0		$1,137	$1,138
	Tosal Hacking Corp ##	Term Loan	04/01/13	11/01/16	1	*	3.00%	$0		$1,134	$1,134
	Red Army Cab Corp ##	Term Loan	02/21/13	08/21/16	1	*	3.00%	$0		$1,115	$1,113
	New Direction Cab Corp ##	Term Loan	11/18/11	11/18/17	1	*	4.00%	$0		$1,109	$1,106
	Big Ari Taxi Corp ##	Term Loan	08/14/13	08/14/16	1	*	2.80%	$0		$1,102	$1,103
	BeLLsky Taxi LLC ##	Term Loan	08/14/13	08/14/16	1	*	2.80%	$0		$1,094	$1,094
	D & G Taxi Inc ##	Term Loan	05/28/13	05/28/16	1	*	3.35%	$0		$1,095	$1,093

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2014

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2014 Acquisitions (5)	Cost (4)	Fair Value
	Gaultier Hacking Corp ##	Term Loan	08/27/12	08/27/15	1	*	3.90%	$0		$1,078	$1,077
	Jump Service Co Inc ##	Term Loan	02/11/13	02/22/16	1	*	2.80%	$0		$1,066	$1,064
	Rs Hacking Corp ##	Term Loan	05/28/13	05/28/16	1	*	3.35%	$0		$1,052	$1,050
	Humidity Hacking Corp ##	Term Loan	03/07/13	03/07/18	1	*	3.50%	$0		$1,032	$1,036
	Whats YeLLow LLC ##	Term Loan	10/03/12	10/03/15	1	*	3.65%	$0		$1,027	$1,028
	Nelsk Taxi Inc ##	Term Loan	08/20/13	08/20/16	1	*	3.50%	$0		$990	$991
	Global Agami Cab LLC ##	Term Loan	02/27/13	06/02/17	1	*	2.88%	$0		$978	$976
	Planet Agami Cab LLC ##	Term Loan	02/27/13	06/02/17	1	*	2.88%	$0		$978	$976
	Universal Agami Transit Inc ##	Term Loan	02/27/13	06/02/17	1	*	2.88%	$0		$978	$976
	M.Y. Taxi Inc ##	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$960	$960
	Go Boy Cab Corp ##	Term Loan	04/10/13	04/10/16	1	*	3.00%	$0		$954	$952
	Holdem Cab Corp ##	Term Loan	04/10/13	04/10/16	1	*	3.00%	$0		$954	$952
	Hedy Hacking Corp. ##	Term Loan	05/30/13	05/30/18	1	*	3.50%	$0		$936	$938
	Nedrag Trans Corp ##	Term Loan	05/30/13	05/30/18	1	*	3.50%	$0		$936	$938
	Typhoon Hacking Corp ##	Term Loan	05/30/13	05/30/18	1	*	3.50%	$0		$936	$938
	Btr Taxi Inc ##	Term Loan	06/16/14	06/16/17	1	*	3.75%	$0	$900	$889	$891
	Ede Service Corp	Term Loan	08/19/14	07/20/17	1	*	3.31%	$0	$976	$870	$870
	Iddy Biddy Cab Corp ##	Term Loan	08/06/10	08/05/15	1	*	3.13%	$0		$836	$834
	Jbob Hacking Corp ##	Term Loan	08/06/10	08/05/15	1	*	3.13%	$0		$836	$834
	Malcolm Hacking Corp ##	Term Loan	08/06/10	08/05/15	1	*	3.13%	$0		$836	$834
	Oyaz Hacking Corp ##	Term Loan	08/06/10	08/05/15	1	*	3.13%	$0		$836	$834
	Copper One Cab Corp ##	Term Loan	02/17/12	02/12/17	1	*	3.90%	$0		$820	$821
	Agape-Mou Cab Corp ##	Term Loan	02/17/12	02/12/17	1	*	3.90%	$0		$820	$821
	Asterik Cab Co Inc ##	Term Loan	02/17/12	02/12/17	1	*	3.90%	$0		$820	$821
	Ghotra & Ghotra LLC	Term Loan	12/19/13	12/19/16	1	*	3.85%	$0		$814	$818
	Gur & Dev Taxi LLC	Term Loan	02/18/14	02/18/17	1	*	3.88%	$0	$820	$804	$809
	Gurpreet Singh & Manpreet Sing ##	Term Loan	06/25/13	06/25/16	1	*	3.88%	$0		$805	$806
	Garcha Randhawa Taxi Corp ##	Term Loan	05/31/13	05/30/16	1	*	3.88%	$0		$802	$803
	Arman And Mehtab Padda Taxi Co ##	Term Loan	06/19/13	06/19/16	1	*	3.88%	$0		$802	$803
	Zus Trading Inc ##	Term Loan	08/09/13	08/09/16	1	*	3.85%	$0		$794	$795
	Ghulam Abbas ##	Term Loan	04/17/13	04/17/16	1	*	3.80%	$0		$782	$783
	Danny Truong ##	Term Loan	07/30/14	07/30/17	1	*	3.75%	$0	$809	$785	$781
	Dhuri And Barnala Cab Corp ##	Term Loan	06/03/13	06/03/16	1	*	3.80%	$0		$780	$781
	Haroon Sharif ##	Term Loan	05/21/13	05/21/16	1	*	3.80%	$0		$779	$780
	Alika Awan Trans Corp ##	Term Loan	09/04/13	09/04/16	1	*	3.85%	$0		$763	$764
	Espiye Taxi Corp	Term Loan	05/23/14	05/23/17	1	*	3.75%	$0	$775	$764	$763
	Gilberto Barrera ##	Term Loan	04/02/14	04/02/17	1	*	4.00%	$0	$770	$758	$759
	Senoz Cab Corp	Term Loan	05/23/14	05/23/17	1	*	3.85%	$0	$771	$760	$759
	Zahav Taxi LLC ##	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$750	$751
	1212 Taxi LLC ##	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$750	$750
	SamiuLLah Zaman ##	Term Loan	04/07/14	04/07/17	1	*	4.00%	$0	$763	$748	$750
	Binh Pham ##	Term Loan	04/23/14	04/23/17	1	*	4.00%	$0	$754	$742	$742
	Rakesh Aggarwal & Jasvir Singh ##	Term Loan	05/07/14	05/07/17	1	*	3.85%	$0	$750	$740	$740
	Hot Wheels Taxi LLC ##	Term Loan	03/01/13	12/01/16	1	*	3.10%	$0		$738	$737
	Joseph Gerard Pierre ##	Term Loan	07/07/14	07/07/17	1	*	3.75%	$0	$744	$737	$736
	Carlos Govea ##	Term Loan	06/05/14	06/05/17	1	*	3.75%	$0	$740	$731	$733
	Mandeep Multani & Ravinder Sin ##	Term Loan	03/19/14	03/19/17	1	*	3.90%	$0	$740	$731	$731
	Jose F Pimentel ##	Term Loan	05/14/14	05/14/17	1	*	4.00%	$0	$740	$731	$728
	Carmay Latendresse ##	Term Loan	05/19/14	05/19/17	1	*	4.25%	$0	$740	$727	$728
	Amr Aly Shafshak ##	Term Loan	11/04/13	11/04/16	1	*	4.13%	$0		$724	$725
	Samy Baddar ##	Term Loan	07/18/13	07/18/16	1	*	3.50%	$0		$724	$725
	Atef A Khalil ##	Term Loan	07/09/14	07/09/17	1	*	3.85%	$0	$725	$723	$725
	Ilker Altaygil ##	Term Loan	07/18/13	07/18/16	1	*	3.50%	$0		$723	$724
	Georges Salomon ## &	Term Loan	08/04/14	08/04/17	1	*	4.00%	$0	$719	$715	$716
	Joseph R Jean ##	Term Loan	04/15/13	04/15/16	1	*	3.75%	$0		$716	$716
	Jaswinder Singh ##	Term Loan	03/29/13	03/29/16	1	*	3.80%	$0		$712	$711
	Bliss Cab Corp ##	Term Loan	10/21/10	10/20/15	1	*	3.13%	$0		$707	$705
	Leo P. Roland ##	Term Loan	12/03/13	12/03/16	1	*	3.75%	$0		$703	$704
	Aminder Pal Singh ##	Term Loan	11/21/13	11/21/16	1	*	3.75%	$0		$701	$703
	Kawarjeet Singh & Maan Singh ##	Term Loan	05/15/13	05/15/16	1	*	3.50%	$0		$699	$700
	Bruce Schneider ##	Term Loan	05/10/13	05/10/16	1	*	4.00%	$0		$700	$699
	Avtar Singh ##	Term Loan	08/29/14	08/29/17	1	*	3.75%	$0	$700	$696	$698

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2014

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2014 Acquisitions (5)	Cost (4)	Fair Value
	Mukhtiar Singh ##	Term Loan	08/29/14	08/29/17	1	*	3.75%	$0	$700	$695	$697
	Nobert Auguste	Term Loan	05/02/14	05/02/17	1	*	4.15%	$0	$700	$692	$692
	Gilzian Enterprise LLC ##	Term Loan	05/22/14	05/22/17	1	*	3.88%	$0	$700	$691	$690
	Yvon Louissaint ##	Term Loan	02/20/14	02/20/17	1	*	3.88%	$0	$700	$685	$687
	Strivers Way Inc ##	Term Loan	12/17/13	12/17/16	1	*	3.85%	$0		$684	$686
	Eugenio & Ayodele Trans Corp ## &	Term Loan	09/26/13	09/26/16	1	*	4.25%	$0		$683	$684
	Balwinder Singh ##	Term Loan	09/16/13	09/16/15	1	*	3.75%	$0		$679	$680
	Sukhdev Singh & Harpal S Bhola ##	Term Loan	12/04/13	12/04/16	1	*	3.75%	$0		$679	$680
	Marian Cab Corp ##	Term Loan	06/19/12	06/19/16	1	*	3.75%	$0		$680	$679
	Amr & Rina Taxi Inc ##	Term Loan	07/15/13	07/15/16	1	*	3.75%	$0		$674	$675
	Parvinder Singh ##	Term Loan	08/13/13	08/13/16	1	*	3.63%	$0		$675	$674
	Preslert Louis ##	Term Loan	05/30/13	05/30/16	1	*	3.50%	$0		$672	$673
	Shanu Miah ##	Term Loan	06/20/13	06/20/16	1	*	3.63%	$0		$670	$671
	SophbeLL Hacking Corp ##	Term Loan	12/18/14	12/18/17	1	*	3.88%	$0	$667	$667	$669
	Tripta Nfn & Jagdeep Kumar Cab	Term Loan	11/12/14	11/12/17	1	*	4.00%	$0	$664	$663	$668
	Rousseau Ductan ##	Term Loan	05/01/13	05/01/16	1	*	3.90%	$0		$667	$667
	Anwar Khalifa ##	Term Loan	08/07/14	08/07/17	1	*	4.50%	$0	$670	$664	$664
	Kerolus Waheib Makhail	Term Loan	12/27/12	12/27/15	1	*	3.50%	$0		$664	$664
	Joseph L Flovel ##	Term Loan	10/31/13	10/30/16	1	*	3.63%	$0		$659	$663
	Joseph Paul Desir ##	Term Loan	07/28/14	07/28/17	1	*	4.10%	$0	$666	$661	$663
	Shahdad Bhatti Cab Corp ##	Term Loan	08/18/14	08/18/17	1	*	4.37%	$0	$662	$657	$658
	Gerardo Barrera ##	Term Loan	08/08/14	08/08/17	1	*	4.00%	$0	$662	$657	$657
	Alexander Vizueta ## &	Term Loan	04/01/14	04/01/17	1	*	4.25%	$0	$660	$654	$654
	Jasvir S Dhaliwal ##	Term Loan	07/01/13	07/01/16	1	*	4.25%	$0		$652	$652
	Jordan O Ohene ##	Term Loan	05/24/13	05/24/16	1	*	3.50%	$0		$648	$651
	Birk Cab Corp ##	Term Loan	05/22/13	05/22/16	1	*	3.50%	$0		$647	$650
	Donald Singh ##	Term Loan	10/11/13	10/11/16	1	*	3.75%	$0		$642	$642
	Pierre Goguin Joseph ##	Term Loan	03/06/13	03/06/15	1	*	3.75%	$0		$642	$642
	Brunet Lucas ##	Term Loan	06/06/13	06/06/16	1	*	3.50%	$0		$641	$640
	Charanjeet Kaur & Manjit Singh ##	Term Loan	10/28/13	10/28/16	1	*	3.50%	$0		$636	$637
	Aujla Cab Corp ##	Term Loan	04/23/14	04/23/17	1	*	3.75%	$0	$650	$635	$635
	Albro Hacking, Corp. ##	Term Loan	07/10/14	07/10/17	1	*	3.63%	$0	$635	$626	$628
	Lesly Jeanjoseph ##	Term Loan	05/08/13	05/08/16	1	*	3.50%	$0		$625	$624
	Spyridon Tzorzis ##	Term Loan	07/10/13	07/10/16	1	*	3.50%	$0		$612	$613
	Joseph W Charles	Term Loan	05/27/14	05/27/17	1	*	3.70%	$0	$620	$610	$612
	Michael Avitan ##	Term Loan	04/11/13	04/11/16	1	*	3.90%	$0		$610	$611
	Mian Cab Corp ##	Term Loan	01/21/14	01/21/17	1	*	4.00%	$0	$620	$609	$611
	Mohammed Hossen & Abrar Hanif ##	Term Loan	03/11/13	03/11/16	1	*	3.50%	$0		$611	$611
	Man Singh ##	Term Loan	02/25/13	02/25/16	1	*	3.75%	$0		$610	$609
	Marc C Bastien ##	Term Loan	04/11/13	04/10/16	1	*	3.65%	$0		$603	$604
	Guivarch Thimothe	Term Loan	09/19/12	09/19/15	1	*	4.50%	$0		$600	$601
	Anmol Usa LLC ##	Term Loan	10/01/14	09/26/17	1	*	3.75%	$0	$603	$600	$598
	Patrick Sattaur ##	Term Loan	03/15/13	03/15/16	1	*	3.63%	$0		$597	$596
	Guy Merisier ##	Term Loan	07/25/14	07/25/17	1	*	4.13%	$0	$601	$594	$596
	Tarek Elsaid ##	Term Loan	05/12/14	05/12/17	1	*	3.63%	$0	$600	$591	$593
	Oradeanul Taxi Corp ##	Term Loan	01/30/13	02/01/16	1	*	3.63%	$0		$589	$589
	Sushil Maggoo ##	Term Loan	12/14/12	12/14/15	1	*	3.50%	$0		$588	$588
	Turgut Duman ##	Term Loan	12/06/12	12/06/15	1	*	3.50%	$0		$588	$588
	Manuel F Pena ##	Term Loan	11/26/13	11/26/16	1	*	3.50%	$0		$583	$585
	Humberto Ontaneda ##	Term Loan	10/17/13	10/17/16	1	*	3.50%	$0		$582	$584
	Ny Diploma Taxi Co	Term Loan	08/19/14	07/20/17	1	*	3.31%	$0	$651	$580	$580
	Alexander A Malamud ##	Term Loan	02/28/13	02/28/16	1	*	3.55%	$0		$577	$578
	Jean J Monteau ##	Term Loan	12/06/12	12/06/15	1	*	4.00%	$0		$575	$574
	Rafi Mohammad ##	Term Loan	02/27/13	02/27/16	1	*	3.50%	$0		$573	$572
	Roudy Moliere &Jean B Letang ##	Term Loan	12/17/12	12/17/15	1	*	4.25%	$0		$573	$572
	Erwich Chery	Term Loan	09/29/14	09/29/17	1	*	4.00%	$0	$572	$570	$572
	I&I Cab Corp ##	Term Loan	03/19/13	03/19/16	1	*	3.60%	$0		$568	$568
	Eli Parada ##	Term Loan	11/27/13	11/27/16	1	*	3.65%	$0		$565	$567
	Newton Sodhi ##	Term Loan	05/06/13	05/06/16	1	*	3.38%	$0		$563	$562
	Olmedo Nocua ##	Term Loan	08/27/14	08/27/17	1	*	3.90%	$0	$550	$546	$547
	Tamimu Aliu ##	Term Loan	05/28/13	05/28/16	1	*	4.25%	$0		$547	$546
	Rafael A Pena ##	Term Loan	09/18/13	09/18/16	1	*	4.00%	$0		$544	$545

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2014

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2014 Acquisitions (5)	Cost (4)	Fair Value
	Fernande Paul Cab Corp ##	Term Loan	01/24/13	01/24/16	1	*	3.50%	$0		$543	$544
	Luis E Perez ##	Term Loan	03/19/14	03/19/17	1	*	3.75%	$0	$550	$541	$543
	Dominique Ismael ##	Term Loan	03/10/14	03/10/17	1	*	3.88%	$0	$551	$542	$542
	Magloire David ##	Term Loan	09/09/13	09/09/15	1	*	3.95%	$0		$540	$541
	Dani Taxi Inc/Mbank	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$541	$541
	Amjad Abbas ##	Term Loan	12/19/13	12/19/16	1	*	3.40%	$0		$535	$535
	Ulrick Racine ## &	Term Loan	03/08/13	03/08/16	1	*	3.50%	$0		$535	$534
	Sincere Cab Corp ##	Term Loan	06/21/11	06/21/16	1	*	4.50%	$0		$529	$528
	Albert A Agyemang ##	Term Loan	07/09/13	07/09/16	1	*	3.50%	$0		$524	$524
	Frantz Louhis & Joseph Paul ##	Term Loan	06/08/12	06/08/15	1	*	4.25%	$0		$520	$519
	Jaswinder Sharma ##	Term Loan	11/02/11	10/01/15	1	*	3.50%	$0		$518	$517
	Jasvinder Chhoker + Dam Singh	Term Loan	11/10/11	12/05/15	1	*	3.50%	$0		$512	$511
	Ahmed Elsayed ##	Term Loan	11/22/13	11/22/16	1	*	3.50%	$0		$502	$503
	Momar Diagne ##	Term Loan	05/12/14	05/12/17	1	*	4.50%	$0	$500	$494	$496
	Avner Ben-Levy ##	Term Loan	05/29/12	05/29/15	1	*	4.25%	$0		$493	$492
	M Irshad Chaudhry & Mhd Ramzan ##	Term Loan	03/21/11	03/21/16	1	*	3.50%	$0		$489	$487
	Louis A Alphonse ##	Term Loan	02/21/13	02/21/16	1	*	3.75%	$0		$486	$486
	Harold Torres ##	Term Loan	02/12/13	02/12/16	1	*	3.50%	$0		$481	$481
	Romain Eustache ##	Term Loan	02/26/13	02/26/16	1	*	4.00%	$0		$479	$479
	Joseph Jean ##	Term Loan	03/14/12	03/14/15	1	*	4.50%	$0		$478	$478
	Frands Fequiere ##	Term Loan	01/03/13	01/03/16	1	*	3.75%	$0		$477	$476
	Mohammad Azhar ##	Term Loan	02/24/14	02/24/17	1	*	3.75%	$0	$488	$474	$474
	Chuhar Singh ##	Term Loan	06/06/13	06/06/16	1	*	3.38%	$0		$461	$463
	AbduLLah Zivali ##	Term Loan	03/22/13	03/22/16	1	*	3.50%	$0		$462	$463
	Gustavo E Cabrejos ##	Term Loan	10/15/12	10/15/15	1	*	3.90%	$0		$463	$462
	Rahul Amin ##	Term Loan	06/11/14	06/26/17	1	*	3.63%	$0	$465	$460	$461
	Shubal C Ghose ##	Term Loan	12/18/12	12/18/15	1	*	3.75%	$0		$457	$456
	W.B.L.S Taxi Inc	Term Loan	08/09/12	11/01/16	1	*	3.10%	$0		$450	$450
	Lelio Bresier & Jeanne Bresier ##	Term Loan	03/06/13	03/06/16	1	*	3.50%	$0		$439	$440
	Santokh Bangay ##	Term Loan	12/10/12	12/10/15	1	*	3.50%	$0		$440	$439
	Ny Berts Cab Corp ##	Term Loan	07/02/13	07/02/16	1	*	3.90%	$0		$433	$434
	Mokbul Choudhury ##	Term Loan	08/25/14	08/25/17	1	*	4.00%	$0	$436	$432	$434
	David Mashkabov ##	Term Loan	10/26/11	10/24/17	1	*	4.00%	$0		$425	$424
	Dady Hamel ##	Term Loan	12/26/13	12/26/16	1	*	3.50%	$0		$424	$424
	M&J Taxi Inc ##	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$422	$422
	Maya Taxi Inc ##	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$422	$422
	Mtr Taxi Inc ##	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$422	$422
	Neomi & Z Taxi Inc ##	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$422	$422
	Saba Moshe Taxi Inc ##	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$422	$422
	Jasvir Singh	Term Loan	11/27/12	11/27/22	1	*	4.25%	$0		$413	$417
	Cleopatra Cab Corp ##	Term Loan	01/17/12	10/01/16	1	*	3.00%	$0		$411	$410
	Crossbow Taxi Inc ##	Term Loan	01/17/12	10/01/16	1	*	3.00%	$0		$411	$410
	King “D” Taxi Inc ##	Term Loan	01/17/12	10/01/16	1	*	3.00%	$0		$411	$410
	King Verin Taxi Inc ##	Term Loan	01/17/12	10/01/16	1	*	3.00%	$0		$411	$410
	Petia Cab Corporation ##	Term Loan	01/17/12	10/01/16	1	*	3.00%	$0		$411	$410
	Jacob KuruviLLa ##	Term Loan	11/11/09	12/05/17	1	*	3.75%	$0		$410	$409
	Carlot Dalce ##	Term Loan	07/09/13	07/09/16	1	*	3.00%	$0		$408	$408
	Pierre Jeune ##	Term Loan	12/14/12	12/14/15	1	*	3.50%	$0		$402	$403
	Daca Taxi Inc ##	Term Loan	06/02/11	06/02/17	1	*	3.68%	$0		$403	$402
	Verity Taxi Inc ##	Term Loan	02/08/13	02/08/18	1	*	3.60%	$0		$400	$402
	Eduard Neyman	Term Loan	05/24/13	05/24/20	1	*	4.00%	$0		$399	$401
	Y Joey Taxi Inc ##	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$400	$400
	Melimajua Cab Corp ##	Term Loan	10/14/14	10/14/17	1	*	3.90%	$0	$400	$398	$399
	Anba Taxi Inc ##	Term Loan	06/21/11	06/21/16	1	*	4.50%	$0		$397	$396
	Corsi Cab Corp ##	Term Loan	06/21/11	06/21/16	1	*	4.50%	$0		$397	$396
	Pierre Cadet ##	Term Loan	03/19/13	03/19/16	1	*	3.30%	$0		$392	$393
	Yberto Santana ##	Term Loan	02/27/14	02/27/17	1	*	3.75%	$0	$402	$391	$391
	Bucur Express Cab Corp ##	Term Loan	06/02/11	06/02/17	1	*	3.68%	$0		$387	$386
	Essa & Soliman Transit Inc ##	Term Loan	04/19/13	04/19/16	1	*	3.25%	$0		$376	$376
	Anthony Okyere Duah ##	Term Loan	06/10/11	06/10/17	1	*	3.63%	$0		$376	$375
	Shah M Rahman ##	Term Loan	11/25/13	11/25/16	1	*	3.75%	$0		$375	$375
	Serge Bonny ##	Term Loan	03/11/13	03/11/16	1	*	3.25%	$0		$367	$367

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2014

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2014 Acquisitions (5)	Cost (4)	Fair Value
	Surjit Singh ##	Term Loan	10/25/13	10/25/18	1	*	3.80%	$0		$362	$364
	Tarafdar Abul & Tarafdar Luthf	Term Loan	08/13/10	08/13/16	1	*	7.00%	$0		$359	$359
	Double Cab Corp ##	Term Loan	07/13/12	07/13/15	1	*	3.75%	$0		$357	$357
	Rehmet Khan ##	Term Loan	03/24/14	03/24/17	1	*	3.50%	$0	$371	$348	$350
	Malkit Singh ##	Term Loan	08/01/12	08/01/15	1	*	4.50%	$0		$341	$340
	Georges Desrosiers ##	Term Loan	07/23/14	07/23/17	1	*	4.50%	$0	$334	$330	$331
	Elsayed A Hassan ##	Term Loan	11/28/11	11/21/17	1	*	4.25%	$0		$321	$320
	Bj Cab Corp/Note 1 Of 2	Term Loan	06/12/13	06/12/16	1	*	3.63%	$0		$313	$316
	Bj Cab Corp/Note 2 Of 2	Term Loan	06/12/13	06/12/16	1	*	3.63%	$0		$313	$314
	Joubert Toussaint ##	Term Loan	01/10/14	01/10/17	1	*	4.00%	$0	$300	$294	$296
	Jean B Guerrier ##	Term Loan	08/08/12	08/08/15	1	*	3.75%	$0		$295	$295
	Zorro Taxi Inc ##	Term Loan	12/20/13	12/20/16	1	*	3.25%	$0		$292	$294
	Kornos Taxi Inc ##	Term Loan	09/04/12	09/04/15	1	*	4.00%	$0		$285	$285
	Paros Taxi LLC	Term Loan	03/28/14	03/28/17	1	*	3.50%	$0	$1,870	$280	$282
	Platform Taxi Service/Mbank	Term Loan	05/04/12	05/12/17	1	*	5.57%	$0		$277	$277
	Mohammmed H Iqbal ##	Term Loan	09/14/12	09/14/15	1	*	3.75%	$0		$270	$270
	Kesef Taxi Inc/Mbank	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$251	$251
	Daniel Victor ##	Term Loan	05/06/13	05/06/16	1	*	3.50%	$0		$223	$223
	Jened Cab Corp ##	Term Loan	03/13/12	01/13/17	1	*	3.50%	$0		$211	$211
	Ede Service Corp	Term Loan	07/20/07	07/20/17	1	*	2.81%	$0		$210	$210
	Lissade Aurelus ##	Term Loan	05/01/13	05/01/16	1	*	3.75%	$0		$203	$203
	Frank Nobile ##	Term Loan	11/26/12	11/26/17	1	*	3.75%	$0		$190	$191
	Mohammad Ashraf Ali ##	Term Loan	01/17/12	01/09/15	1	*	3.25%	$0		$188	$187
	Jackie L Chaiken & Michael Cha ##	Term Loan	03/26/13	03/26/16	1	*	3.50%	$0		$185	$186
	Wan Sang Lau & Mary Quan Lau ##	Term Loan	03/20/13	03/20/16	1	*	3.25%	$0		$179	$179
	Roman Fermin ##	Term Loan	08/09/13	08/09/16	1	*	3.50%	$0		$169	$170
	Abdul H Abid ##	Term Loan	04/24/14	04/24/19	1	*	4.00%	$0	$185	$162	$164
	Ede Service Corp/Mfun	Term Loan	07/24/07	07/20/17	1	*	2.81%	$0		$151	$151
	Ny Diploma Taxi Co	Term Loan	07/20/07	07/20/17	1	*	2.81%	$0		$140	$140
	Joseph Bologna ##	Term Loan	10/06/10	10/01/16	1	*	3.25%	$0		$135	$135
	Nicolae Blidariu	Term Loan	02/29/08	02/28/23	1	*	6.50%	$0		$129	$129
	Diin Taxi LLC/Mbnk	Term Loan	05/07/14	05/07/17	1	*	6.50%	$0	$129	$128	$122
	BeLLa Hacking Corp	Term Loan	06/25/04	06/25/16	1	*	6.00%	$0		$119	$119
	Mode Service Corp	Term Loan	06/02/11	06/01/21	1	*	6.00%	$0		$119	$118
	Sunu Miah And M Jahangi/Mbnk	Term Loan	05/12/14	05/12/17	1	*	6.25%	$0	$111	$109	$115
	Jeffrey Hacking Corp/Mbnk	Term Loan	03/12/14	03/12/17	1	*	6.25%	$0	$108	$106	$106
	Mama Of 5 Hacking Corp/Mbnk	Term Loan	03/12/14	03/12/17	1	*	6.25%	$0	$108	$106	$106
	Papa Of 5 Hacking Corp/Mbnk	Term Loan	03/12/14	03/12/17	1	*	6.25%	$0	$108	$106	$106
	Tlg Hacking Corp/Mbnk	Term Loan	03/12/14	03/12/17	1	*	6.25%	$0	$108	$106	$106
	Ny Diploma Taxi Corp/Mfun	Term Loan	07/24/07	07/20/17	1	*	2.81%	$0		$101	$101
	Param Preet Cab Corp/Mbnk	Term Loan	05/30/14	05/30/17	1	*	6.50%	$0	$90	$89	$95
	Gagandeep Multani LLC/Mbnk	Term Loan	05/22/14	05/22/17	1	*	6.50%	$0	$91	$90	$93
	D&P Baidwan LLC/Mbnk	Term Loan	05/20/14	05/20/17	1	*	6.50%	$0	$91	$90	$90
	Muktar Hussain & K Hussain/Mbn	Term Loan	05/13/14	05/13/17	1	*	8.44%	$0	$86	$84	$90
	Anastasios Tsiklidis	Term Loan	04/15/11	01/15/18	1	*	3.60%	$0		$88	$89
	Mk Multani LLC/Mbnk	Term Loan	05/22/14	05/22/17	1	*	6.50%	$0	$86	$86	$89
	United Four Stars LLC/Mbnk	Term Loan	06/04/14	06/04/17	1	*	8.57%	$0	$84	$83	$89
	Hanu Manu Taxi Inc/Mbnk	Term Loan	05/19/14	05/19/17	1	*	6.00%	$0	$90	$88	$88
	Pj Moe LLC/Mbnk	Term Loan	07/08/14	07/08/17	1	*	8.44%	$0	$80	$79	$85
	Ramdas 4 Taxi LLC/Mbnk	Term Loan	05/27/14	05/27/17	1	*	6.50%	$0	$84	$83	$83
	Kero Taxi Corp/Mbnk	Term Loan	05/30/14	05/30/17	1	*	8.19%	$0	$81	$80	$83
	Gni Taxi LLC	Term Loan	06/09/14	05/28/17	1	*	6.50%	$0	$84	$82	$82
	Arjun & Simran LLC/Mbnk	Term Loan	05/21/14	05/21/17	1	*	6.50%	$0	$83	$82	$82
	Soho Cab Corp	Term Loan	02/11/14	02/11/17	1	*	3.38%	$0	$1,570	$80	$82
	Prabhneet Cab Corp/Mbnk	Term Loan	05/12/14	05/12/17	1	*	6.00%	$0	$83	$81	$81
	Norberto Cardona ##	Term Loan	03/30/12	03/30/17	1	*	4.00%	$0		$79	$80
	Hargobind Taxi LLC/Mbnk	Term Loan	05/23/14	05/23/17	1	*	6.00%	$0	$81	$80	$80
	Bu Taxi LLC/Mbank	Term Loan	12/29/10	11/01/16	1	*	3.10%	$0		$75	$75
	Boris Ushman ##	Term Loan	05/21/03	04/13/15	1	*	5.75%	$0		$74	$74
	WiLLiam G Ward ##	Term Loan	04/29/13	04/29/16	1	*	3.25%	$0		$73	$73
	Wilfrid Barreau	Term Loan	12/29/09	12/29/16	1	*	5.75%	$0		$71	$71
	Ede Service Corp	Term Loan	07/20/07	07/20/17	1	*	2.81%	$0		$69	$69

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2014

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2014 Acquisitions (5)	Cost (4)	Fair Value
	Jean Pierre Trans Inc	Term Loan	02/26/14	02/26/18	1	*	3.75%	$0	$1,320	$67	$69
	Tyme Cab Corp	Term Loan	06/26/14	06/26/17	1	*	3.60%	$0	$1,300	$65	$67
	Davinder Singh/Mbnk	Term Loan	04/23/14	04/23/17	1	*	8.58%	$0	$65	$64	$64
	Chahal & Nahal LLC	Term Loan	04/21/14	04/21/17	1	*	6.50%	$0	$62	$61	$61
	Ruckman Hacking Corp	Term Loan	08/30/13	02/22/16	1	*	2.80%	$0		$60	$61
	Sonnet Service Co Inc	Term Loan	08/30/13	02/22/16	1	*	2.80%	$0		$60	$61
	Y Mommy Taxi Inc/Mbank	Term Loan	12/23/10	11/01/16	1	*	3.10%	$0		$60	$60
	Goodspeed Transit Inc	Term Loan	08/14/13	08/14/16	1	*	2.80%	$0		$57	$58
	Granny Hacking Corp	Term Loan	03/07/13	03/07/18	1	*	3.50%	$0		$54	$58
	Ptah Cab Corp	Term Loan	03/12/14	03/12/17	1	*	3.00%	$0	$1,100	$55	$57
	Ar Rahman Express Cab Corp/Mbn	Term Loan	06/17/14	06/17/17	1	*	8.71%	$0	$50	$50	$57
	Balwinder Singh/Mbnk	Term Loan	04/09/14	04/09/17	1	*	8.71%	$0	$51	$50	$57
	Appoint Cab Corp/Mbank	Term Loan	12/06/10	06/06/17	1	*	6.62%	$0		$56	$56
	Birk Cab Corp	Term Loan	05/08/14	05/08/19	1	*	6.50%	$0	$60	$54	$56
	Cora Hacking Corp	Term Loan	03/07/13	03/07/18	1	*	3.50%	$0		$54	$56
	Y Daddy Taxi Inc/Mbank	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$55	$55
	Rrc Express Corp/Mbnk	Term Loan	05/14/14	05/14/17	1	*	8.71%	$0	$49	$48	$55
	Salih Boncukcu/Mbnk	Term Loan	06/18/14	06/18/17	1	*	8.96%	$0	$50	$50	$53
	Network Agami Cab Corp	Term Loan	02/27/13	06/02/17	1	*	2.88%	$0		$49	$50
	Jagjit Singh/Mbnk	Term Loan	02/14/14	02/14/17	1	*	8.58%	$0	$49	$48	$48
	Nirvair Trans LLC/Mbnk	Term Loan	02/04/14	02/04/17	1	*	8.50%	$0	$49	$48	$48
	Orbit Agami Cab LLC	Term Loan	11/05/10	10/01/16	1	*	2.88%	$0		$47	$47
	Ny Diploma Taxi Co	Term Loan	07/20/07	07/20/17	1	*	2.81%	$0		$46	$46
	Justin Hacking Corp	Term Loan	08/14/13	08/14/16	1	*	2.80%	$0		$45	$46
	Pakt MedaLLions LLC/Mbnk	Term Loan	08/26/14	08/26/17	1	*	8.46%	$0	$46	$45	$45
	Sushil Maggoo	Term Loan	06/27/13	06/27/17	1	*	3.75%	$0		$44	$45
	Hshmul Taxi LLC/Mbnk	Term Loan	03/17/14	03/17/17	1	*	6.50%	$0	$40	$39	$39
	Nosea Taxi LLC	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$38	$38
	Bursa Cab Corp/Note 1	Term Loan	03/23/01	09/10/23	1	*	6.00%	$0		$36	$36
	Balwinder Singh	Term Loan	02/19/14	02/07/19	1	*	5.25%	$0	$40	$32	$34
	Jose F Pimentel ##	Term Loan	05/14/14	05/14/19	1	*	4.25%	$0	$35	$31	$33
	Yme Transit Inc	Term Loan	08/14/13	08/14/16	1	*	2.80%	$0		$31	$32
	Bursa Cab Corp/Note 2	Term Loan	03/23/01	09/10/23	1	*	6.00%	$0		$31	$31
	M.M.Y Taxi Inc	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$30	$30
	N&A Taxi Inc/Mbank	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$30	$30
	S&M Taxi Inc/Mbank	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$30	$30
	Y Meir Taxi Inc/Mbnk	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$30	$30
	Y Michal Taxi Inc/Mbnk	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$30	$30
	Y Mati Taxi Inc/Mbnk	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$30	$30
	Y Mike Taxi Inc	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$30	$30
	Fido Cab Corp	Term Loan	08/14/13	08/14/16	1	*	2.80%	$0		$26	$27
	Barth Taxi LLC/Mbank	Term Loan	11/24/10	11/20/15	1	*	6.63%	$0		$24	$24
	Brandon Taxi LLC/Mbank	Term Loan	11/24/10	11/20/15	1	*	6.63%	$0		$24	$24
	Eddy Joseph ##	Term Loan	12/20/00	12/02/15	1	*	4.00%	$0		$21	$21
	Mry Taxi Inc/Mbank	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$21	$21
	Opera Taxi Inc/Mbank	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$21	$21
	Ronen Taxi Inc/Mbank	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$21	$21
	Donald Singh	Term Loan	07/30/14	07/30/17	1	*	5.00%	$0	$22	$19	$20
	Yegal Express Cab Co/Mbank	Term Loan	11/10/10	08/28/20	1	*	6.38%	$0		$19	$19
	Mohammed Abdu & H Hedru/Mbank	Term Loan	08/11/06	02/05/16	1	*	5.71%	$0		$19	$19
	Vosiem Hacking Corp	Term Loan	08/14/13	08/14/16	1	*	2.80%	$0		$17	$18
	Harold Torres ##	Term Loan	10/01/13	11/01/17	1	*	4.00%	$0		$15	$17
	Surlak Taxi LLC/Mbnk	Term Loan	04/25/14	04/25/17	1	*	8.66%	$0	$16	$16	$16
	Devinder P Singh & Guneet/Mbnk	Term Loan	02/19/14	02/19/17	1	*	6.50%	$0	$16	$16	$16
	Jean M Venord/Mbank	Term Loan	02/11/10	04/10/15	1	*	6.38%	$0		$12	$12
	Joubert Toussaint ##	Term Loan	08/21/14	02/21/17	1	*	4.25%	$0	$5	$5	$7
	Y.A.M. Associates Corp	Term Loan	04/30/13	10/24/15	1	*	4.25%	$0		$4	$5
	Guy FouyoLLe ##	Term Loan	08/18/11	08/18/15	1	*	4.75%	$0		$4	$4
	Nestor R Trivino &	Term Loan	02/22/12	02/22/15	1	*	10.00%	$0		$3	$3
	Sonia M Trivino &	Term Loan	02/22/12	02/22/15	1	*	10.00%	$0		$3	$3
Chicago					108	14%	4.97%	$0	$11,638	$39,280	$39,355

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2014

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2014 Acquisitions (5)	Cost (4)	Fair Value
	Sweetgrass Peach &Chadwick Cap ##	Term Loan	08/28/12	08/28/15	1	1%	5.50%	$0		$1,663	$1,659
	Regal Cab Company Et Al ##	Term Loan	08/29/13	08/29/16	1	*	5.00%	$0		$1,366	$1,363
	Chicago MedaLLion Nine LLC ##	Term Loan	05/02/12	05/02/17	1	*	5.75%	$0		$1,329	$1,326
	Blue Eyes Cab Corp ##	Term Loan	07/19/12	07/19/15	1	*	4.88%	$0		$1,223	$1,220
	Lucky Seven Chicago One Inc ##	Term Loan	07/19/12	07/19/15	1	*	4.88%	$0		$1,223	$1,220
	Michael Two Cab Corp ##	Term Loan	07/12/12	04/25/16	1	*	4.50%	$0		$1,014	$1,011
	Johns Cabs Corp ##	Term Loan	04/12/12	04/12/15	1	*	5.00%	$0		$991	$988
	Harriet C Inc ##	Term Loan	10/19/12	10/19/16	1	*	5.25%	$0		$899	$897
	Lmb Taxi Iv Inc ##	Term Loan	07/12/12	04/25/16	1	*	4.50%	$0		$845	$843
	Lmb Taxi V Inc ##	Term Loan	07/12/12	04/25/16	1	*	4.50%	$0		$845	$843
	Chicago MedaLLion Four LLC ##	Term Loan	12/02/11	12/02/16	1	*	5.75%	$0		$844	$842
	Chicago MedaLLion One LLC ##	Term Loan	12/02/11	12/02/16	1	*	5.75%	$0		$844	$842
	Chicago MedaLLion Three LLC ##	Term Loan	12/02/11	12/02/16	1	*	5.75%	$0		$844	$842
	Chicago MedaLLion Two LLC ##	Term Loan	12/02/11	12/02/16	1	*	5.75%	$0		$843	$841
	Tribeca Two Cab Corp ##	Term Loan	05/09/13	05/09/16	1	*	3.75%	$0		$808	$809
	Santorini Five Cab Corp ##	Term Loan	05/09/13	05/09/16	1	*	3.75%	$0		$808	$809
	Santorini Four Cab Corp ##	Term Loan	05/09/13	05/09/16	1	*	3.75%	$0		$808	$809
	Santorini Six Cab Corp ##	Term Loan	05/09/13	05/09/16	1	*	3.75%	$0		$807	$808
	Rahwa & Bros Cab Co, Et Al ##	Term Loan	04/11/14	04/11/19	1	*	5.00%	$0	$738	$723	$722
	Carol Of ILLinois Enterprises	Term Loan	09/19/14	09/19/17	1	*	5.00%	$0	$714	$711	$707
	Chicago MedaLLion Seven LLC ##	Term Loan	05/02/12	05/02/17	1	*	5.75%	$0		$665	$664
	Met Cab Co ##	Term Loan	08/29/13	08/29/16	1	*	5.00%	$0		$585	$586
	Ray Cab Company ##	Term Loan	08/29/13	08/29/16	1	*	5.00%	$0		$585	$586
	N And M Valdof Hacking Corp ##	Term Loan	05/01/13	05/01/16	1	*	4.50%	$0		$547	$548
	Coffee Taxi LLC ##	Term Loan	10/10/13	10/10/16	1	*	4.25%	$0		$512	$513
	Kayla Hacking Corp ##	Term Loan	07/12/12	04/25/16	1	*	4.50%	$0		$507	$506
	Mikhalia Cabs Nine Inc ##	Term Loan	07/12/12	04/25/16	1	*	4.50%	$0		$507	$506
	Taxi For Less Inc	Term Loan	09/19/14	09/19/17	1	*	5.25%	$0	$500	$499	$501
	Natasha Transportation Inc ##	Term Loan	05/01/13	05/01/16	1	*	4.50%	$0		$495	$496
	Mike Taxi Corp ##	Term Loan	05/01/13	05/01/16	1	*	4.50%	$0		$495	$496
	Natalia Taxi Corp ##	Term Loan	05/01/13	05/01/16	1	*	4.50%	$0		$494	$495
	Cozy Cab Co ##	Term Loan	08/29/13	08/29/16	1	*	5.00%	$0		$488	$489
	DeLL Cab Corp ##	Term Loan	08/29/13	08/29/16	1	*	5.00%	$0		$488	$489
	Moo Moo Cab Co ##	Term Loan	08/14/13	08/14/16	1	*	4.00%	$0		$465	$466
	Musanour Cab Inc ##	Term Loan	09/27/13	09/27/18	1	*	5.25%	$0		$460	$461
	Blue Valentine Cab Corp	Term Loan	04/10/13	04/10/16	1	*	4.00%	$0		$456	$457
	Tumblin Dice Taxi Inc	Term Loan	04/10/13	04/10/16	1	*	4.00%	$0		$456	$457
	Little Wing Cab Corp	Term Loan	04/10/13	04/10/16	1	*	4.00%	$0		$306	$307
	American Buffalo Cab Corp	Term Loan	04/10/13	04/10/16	1	*	4.00%	$0		$304	$305
	Dome Cab Corp ##	Term Loan	08/29/13	08/29/16	1	*	5.00%	$0		$293	$294
	Valasia Cab Co ##	Term Loan	01/18/12	01/18/15	1	*	5.00%	$0		$262	$261
	Chicago Seven Inc/Mbnk	Term Loan	07/19/12	07/19/15	1	*	7.25%	$0		$249	$249
	Karbala Express Inc ##	Term Loan	02/26/13	02/26/18	1	*	6.00%	$0		$242	$243
	Les & Thera LLC	Term Loan	05/08/13	05/08/17	1	*	5.25%	$0		$238	$239
	Tekezze Inc	Term Loan	12/11/13	12/11/18	1	*	5.00%	$0		$234	$236
	Nakfa Corp ##	Term Loan	06/17/13	06/17/18	1	*	4.88%	$0		$234	$235
	Zeyrefda Inc ##	Term Loan	05/17/13	05/17/18	1	*	5.50%	$0		$234	$235
	Interwoodex Inc ##	Term Loan	11/07/13	11/07/18	1	*	5.00%	$0		$233	$235
	Adom Enterprise, Inc ##	Term Loan	09/27/13	09/27/18	1	*	5.25%	$0		$233	$235
	Tad Taxi Co ##	Term Loan	11/13/13	11/13/18	1	*	5.00%	$0		$232	$234
	Helen Habte Corp ##	Term Loan	10/01/13	10/01/18	1	*	5.25%	$0		$232	$234
	Shere Corp ##	Term Loan	07/26/13	07/26/18	1	*	5.25%	$0		$232	$234
	Tahoora Transportation Inc. ##	Term Loan	07/26/13	07/26/18	1	*	5.25%	$0		$232	$234
	Asmara Inc ##	Term Loan	04/11/13	04/11/18	1	*	5.50%	$0		$230	$232
	Alex Z Cab Corp	Term Loan	04/22/13	04/22/18	1	*	5.50%	$0		$230	$232
	Aniba Management & Services In ##	Term Loan	09/27/13	09/27/18	1	*	5.25%	$0		$230	$231
	Patriot Trans Inc	Term Loan	09/19/14	06/19/17	1	*	4.50%	$0	$244	$229	$231
	Nike Yomi Inc ##	Term Loan	08/06/13	08/06/18	1	*	5.25%	$0		$227	$229
	Three Kids Corp	Term Loan	04/15/13	04/15/18	1	*	5.50%	$0		$226	$228
	AnnabeLLe Cab Corporation ##	Term Loan	02/14/14	02/14/19	1	*	5.00%	$0	$230	$224	$225
	Nour Enterprise Inc ##	Term Loan	09/16/13	09/16/18	1	*	5.75%	$0		$222	$223
	Yenemekoya Inc ##	Term Loan	06/28/13	06/28/18	1	*	5.25%	$0		$215	$217

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2014

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2014 Acquisitions (5)	Cost (4)	Fair Value
	C Dortch Inc ##	Term Loan	12/04/13	12/04/16	1	*	4.25%	$0		$213	$214
	Showcase Sports Management Cor ##	Term Loan	01/22/10	01/11/16	1	*	5.00%	$0		$213	$212
	Alkarim Chicago Inc ##	Term Loan	11/27/13	11/27/18	1	*	5.50%	$0		$208	$210
	Rahel Express Inc ##	Term Loan	12/27/13	12/27/18	1	*	5.25%	$0		$200	$202
	Jiffy Cab Co ##	Term Loan	08/29/13	08/29/16	1	*	5.00%	$0		$195	$196
	Grapevine Taxi LLC ##	Term Loan	10/10/13	10/10/16	1	*	4.25%	$0		$195	$196
	Pireas Taxi Corp ##	Term Loan	06/07/13	06/07/16	1	*	4.50%	$0		$193	$194
	Life Cab Corp ##	Term Loan	09/18/13	09/18/18	1	*	5.25%	$0		$187	$189
	Kalib 2010 Inc ##	Term Loan	07/16/13	07/16/17	1	*	5.50%	$0		$174	$176
	Naneffe Inc ##	Term Loan	03/15/13	03/15/18	1	*	5.50%	$0		$169	$170
	Alem B Cab Inc ##	Term Loan	01/22/13	01/22/18	1	*	5.50%	$0		$167	$168
	Adi Express Inc ##	Term Loan	09/21/12	09/21/17	1	*	5.75%	$0		$160	$161
	Wubshet Inc ##	Term Loan	09/25/13	09/25/18	1	*	5.25%	$0		$153	$155
	Semhar Corp ##	Term Loan	01/31/12	01/31/17	1	*	5.50%	$0		$152	$152
	Significant Trans Inc ##	Term Loan	04/06/12	04/06/17	1	*	6.50%	$0		$151	$151
	Jpg Cab Corp	Term Loan	04/23/12	04/23/17	1	*	6.50%	$0		$138	$139
	Sabina Cab Inc	Term Loan	04/19/13	04/19/18	1	*	5.50%	$0		$133	$135
	Antar Trans Inc	Term Loan	01/17/14	01/17/19	1	*	5.00%	$0	$133	$130	$132
	Ultra Investment Corp ##	Term Loan	03/22/11	03/22/16	1	*	6.50%	$0		$122	$122
	Asmara Cab Company ##	Term Loan	12/01/11	12/01/16	1	*	6.00%	$0		$121	$121
	Delina Cab Inc	Term Loan	01/22/13	01/22/18	1	*	5.50%	$0		$114	$115
	Bedford Cab Two Corp	Term Loan	07/30/10	03/14/16	1	*	4.50%	$0		$112	$112
	Addis Flower Taxi Cab Service	Term Loan	02/27/14	02/27/19	1	*	5.50%	$0	$111	$109	$111
	Paik Cab Co	Term Loan	05/30/14	05/30/19	1	*	5.00%	$0	$110	$108	$110
	Imc Cab Corp	Term Loan	08/27/10	03/14/16	1	*	4.50%	$0		$108	$108
	Bashiru Habib	Term Loan	07/09/14	07/09/18	1	*	6.25%	$0	$105	$104	$106
	Moses J Frank &	Term Loan	04/26/13	04/26/18	1	*	7.00%	$0		$104	$105
	Yemi Taxi Corp ##	Term Loan	08/01/13	08/01/18	1	*	5.25%	$0		$90	$92
	Tyrone Henderson	Term Loan	03/12/14	03/12/19	1	*	6.50%	$0	$92	$89	$91
	Tigray Cab Inc	Term Loan	03/28/13	03/28/18	1	*	5.50%	$0		$88	$90
	Measho Cab Corp	Term Loan	06/16/11	06/16/16	1	*	5.50%	$0		$86	$87
	Sny Cab Inc ##	Term Loan	12/14/11	12/14/16	1	*	6.00%	$0		$61	$62
	Oia Cab Corp	Term Loan	08/01/14	08/01/17	1	*	4.15%	$0	$1,175	$60	$62
	Hudson Cab Corp	Term Loan	05/22/14	05/22/17	1	*	4.13%	$0	$1,150	$59	$61
	Santorini Two Cab Corp	Term Loan	08/01/14	08/01/17	1	*	4.15%	$0	$940	$48	$50
	Stny Taxi Corp	Term Loan	08/01/14	08/01/17	1	*	4.15%	$0	$940	$48	$50
	Laight Taxi Corp	Term Loan	05/22/14	05/22/17	1	*	4.13%	$0	$928	$48	$50
	Madison Cab Corp	Term Loan	05/22/14	05/22/17	1	*	4.13%	$0	$928	$48	$50
	Tribeca Three Cab Corp	Term Loan	05/22/14	05/22/17	1	*	4.13%	$0	$920	$47	$49
	Greenwich Cab Corp	Term Loan	05/22/14	05/22/17	1	*	4.13%	$0	$690	$36	$38
	Ade Taxi Corp	Term Loan	12/08/14	12/08/19	1	*	5.50%	$0	$35	$35	$37
	Bashiru Habib/B Note	Term Loan	07/09/14	07/09/18	1	*	6.25%	$0	$35	$32	$34
	Ali Taxi Corp ##	Term Loan	08/13/13	08/13/18	1	*	5.25%	$0		$31	$33
	Francis King Boat Inc	Term Loan	04/17/13	04/17/18	1	*	5.50%	$0		$28	$30
	Any Cab Two Corp	Term Loan	05/22/14	05/22/17	1	*	4.13%	$0	$460	$24	$26
	St Petersburg Taxi LLC	Term Loan	05/22/14	05/22/17	1	*	4.13%	$0	$460	$24	$26
Newark					114	9%	5.28%	$0	$8,446	$25,043	$25,138
	ViergeLLa Inc ##	Term Loan	02/20/14	02/20/18	1	1%	4.75%	$0	$1,400	$1,377	$1,375
	Rachel LLC	Term Loan	04/25/13	04/25/18	1	*	5.25%	$0		$718	$718
	Cherubin Vincent &	Term Loan	01/23/14	01/23/18	1	*	5.25%	$0	$650	$645	$647
	K And N Taxi LLC	Term Loan	09/26/13	09/26/16	1	*	4.80%	$0		$633	$634
	A.M.E. Transit Limited Liabili ##	Term Loan	01/10/13	01/10/18	1	*	5.25%	$0		$577	$577
	Briana Taxi LLC &	Term Loan	01/23/14	01/23/18	1	*	5.00%	$0	$360	$355	$357
	SaintviLLien & LarocheLLe LLC	Term Loan	11/14/13	11/14/18	1	*	4.90%	$0		$339	$341
	Airport Travel LLC	Term Loan	01/23/14	01/23/18	1	*	4.75%	$0	$330	$324	$326
	Two Daughters Taxi LLC ##	Term Loan	06/12/14	06/12/18	1	*	5.25%	$0	$325	$320	$321
	Mr. Milicent & Sons, LLC ##	Term Loan	04/24/14	04/24/17	1	*	4.80%	$0	$318	$315	$317
	P.C. Taxi Corp	Term Loan	06/13/13	06/13/17	1	*	6.00%	$0		$304	$305
	Clair 282 LLC ##	Term Loan	09/12/13	09/12/17	1	*	5.00%	$0		$299	$301
	1 Hope LLC	Term Loan	09/26/13	09/26/17	1	*	5.50%	$0		$292	$294
	Carvin Taxi Inc ##	Term Loan	12/12/13	12/12/16	1	*	4.75%	$0		$291	$292

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2014

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2014 Acquisitions (5)	Cost (4)	Fair Value
	Cmgv #2 Taxi Inc ##	Term Loan	12/12/13	12/12/16	1	*	4.75%	$0		$291	$292
	Dern #2 Taxi Inc ##	Term Loan	12/12/13	12/12/16	1	*	4.75%	$0		$291	$292
	Owned By Mr Vincent LLC	Term Loan	01/10/13	01/10/17	1	*	5.50%	$0		$291	$292
	Romise Taxi LLC	Term Loan	04/25/13	04/25/18	1	*	5.25%	$0		$290	$292
	Bidon Taxi Inc ##	Term Loan	11/14/13	11/14/17	1	*	5.25%	$0		$289	$291
	B Gene And Fil LLC	Term Loan	01/10/13	01/10/17	1	*	5.25%	$0		$289	$290
	Lagrande Taxi Corp ##	Term Loan	02/14/13	02/14/17	1	*	5.50%	$0		$289	$289
	Center Taxi LLC ##	Term Loan	08/15/13	08/15/17	1	*	5.50%	$0		$285	$287
	Dorvilma LLC ## &	Term Loan	02/14/13	02/14/16	1	*	5.25%	$0		$282	$282
	Angel Taxi LLC	Term Loan	08/14/14	08/14/18	1	*	5.25%	$0	$284	$283	$282
	Hg & Zg Corporation	Term Loan	10/25/12	10/25/17	1	*	5.25%	$0		$276	$277
	Magdala Corp ##	Term Loan	08/16/13	08/16/17	1	*	5.25%	$0		$271	$271
	One At A Time Time Transport I ##	Term Loan	09/20/12	09/20/16	1	*	5.25%	$0		$270	$270
	Jovin Taxi Inc ##	Term Loan	01/10/13	01/10/17	1	*	5.00%	$0		$269	$270
	Maitre Joa LLC	Term Loan	09/12/13	09/12/17	1	*	5.25%	$0		$265	$267
	Simone Francois ##	Term Loan	04/25/13	04/25/17	1	*	5.50%	$0		$262	$263
	Hg & Zg Corporation	Term Loan	10/25/12	10/25/17	1	*	5.25%	$0		$257	$258
	Philippe Taxi LLC &	Term Loan	10/23/14	10/23/18	1	*	5.25%	$0	$256	$256	$255
	Kesh & Kelo LLC ##	Term Loan	04/25/13	04/25/17	1	*	5.00%	$0		$251	$252
	Three Sons 2 Taxi Inc ##	Term Loan	05/09/13	05/09/17	1	*	5.50%	$0		$249	$250
	Peter Doe	Term Loan	08/14/14	08/14/18	1	*	5.25%	$0	$250	$248	$250
	Nahla Taxi Inc ##	Term Loan	04/24/14	04/24/18	1	*	5.50%	$0	$250	$245	$247
	D,D Trans Inc	Term Loan	09/18/14	09/18/18	1	*	4.75%	$0	$250	$248	$247
	St Abraam Corp	Term Loan	04/25/13	04/22/18	1	*	5.00%	$0		$246	$246
	Rowfida Incorporated ##	Term Loan	12/12/13	12/12/17	1	*	4.75%	$0		$242	$244
	Timax 426 Inc	Term Loan	11/14/13	11/14/17	1	*	5.25%	$0		$242	$244
	Laboule LLC	Term Loan	09/18/14	09/18/18	1	*	5.25%	$0	$244	$242	$241
	Les & Thera Transportation LLC	Term Loan	07/12/13	07/12/17	1	*	5.25%	$0		$239	$241
	Sonson Taxi Inc ##	Term Loan	10/25/12	10/25/17	1	*	5.50%	$0		$235	$236
	Luckner Etienne ##	Term Loan	10/25/12	10/25/16	1	*	5.50%	$0		$234	$234
	T-Bozo Trans LLC	Term Loan	04/25/13	04/25/17	1	*	5.25%	$0		$231	$232
	Grec Taxi Corp	Term Loan	12/08/11	12/08/15	1	*	6.00%	$0		$228	$229
	Anasta.S. Taxi LLC	Term Loan	04/25/13	04/25/17	1	*	5.25%	$0		$225	$226
	Semsema Trans Corporation	Term Loan	09/18/14	09/18/18	1	*	5.00%	$0	$225	$223	$223
	M.K. Taxi Inc	Term Loan	01/23/14	01/23/18	1	*	4.50%	$0	$233	$221	$223
	E H 88 Taxi Corp ##	Term Loan	06/12/14	06/12/17	1	*	4.75%	$0	$225	$222	$222
	Ekny Fils-Aime ##	Term Loan	10/17/11	10/17/16	1	*	6.25%	$0		$219	$220
	Jacob And Jasmina Inc	Term Loan	10/24/14	10/24/18	1	*	4.90%	$0	$223	$221	$220
	Joseph And Jamar Inc	Term Loan	10/24/14	10/24/18	1	*	4.90%	$0	$223	$221	$220
	Mpaul 596 LLC	Term Loan	04/25/13	04/25/17	1	*	5.25%	$0		$218	$219
	Zoune Taxi #2 Inc ##	Term Loan	01/10/13	01/10/17	1	*	5.75%	$0		$217	$218
	S.J.L.T Joujean Inc	Term Loan	03/15/12	03/15/16	1	*	6.00%	$0		$215	$216
	Jacob Joseph	Term Loan	04/25/13	04/25/17	1	*	5.00%	$0		$214	$215
	Dmd Taxi LLC	Term Loan	09/26/13	09/26/17	1	*	4.75%	$0		$212	$214
	Boss Carmel Taxi Inc ##	Term Loan	11/14/13	11/14/17	1	*	5.50%	$0		$208	$210
	Erick Fleuridor	Term Loan	07/19/12	07/19/15	1	*	5.50%	$0		$207	$207
	CheLL 11 Corp	Term Loan	07/10/14	07/10/18	1	*	5.25%	$0	$204	$202	$204
	O.P. Taxi LLC	Term Loan	10/23/14	10/23/18	1	*	5.25%	$0	$205	$204	$203
	Joseph Duverneau ##	Term Loan	02/17/11	02/17/15	1	*	7.00%	$0		$202	$201
	Chavensky Cab Inc	Term Loan	12/12/13	12/12/17	1	*	5.00%	$0		$194	$196
	Saintilia Charles	Term Loan	09/18/14	09/18/18	1	*	5.25%	$0	$196	$195	$195
	Stany Inc	Term Loan	05/12/11	05/12/15	1	*	6.75%	$0		$194	$194
	Clermise LLC	Term Loan	09/18/14	09/18/18	1	*	5.25%	$0	$193	$192	$192
	Daniele Taxi LLC ##	Term Loan	05/15/14	05/15/18	1	*	5.75%	$0	$194	$189	$191
	Herve Dameus	Term Loan	12/11/14	12/11/18	1	*	5.00%	$0	$186	$186	$186
	Thomas Lahens	Term Loan	07/11/13	07/11/17	1	*	4.90%	$0		$182	$183
	S Gladys Taxi LLC ##	Term Loan	06/12/14	06/12/18	1	*	6.00%	$0	$181	$179	$180
	Mfc Taxi Corp ##	Term Loan	09/20/11	09/19/16	1	*	6.50%	$0		$179	$179
	Micheline Luxeus ##	Term Loan	12/13/12	12/13/17	1	*	5.50%	$0		$176	$177
	Serge Previlon LLC	Term Loan	08/15/13	08/15/18	1	*	5.25%	$0		$171	$173
	Erick Fleuridor	Term Loan	10/25/12	10/25/16	1	*	5.50%	$0		$171	$172
	Marie Jeanne Philemon	Term Loan	07/07/11	07/07/15	1	*	6.50%	$0		$168	$168

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2014

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2014 Acquisitions (5)	Cost (4)	Fair Value
	Cassandra & Joseph Sejour Inc	Term Loan	04/09/10	03/13/18	1	*	4.50%	$0		$163	$162
	Just 8 Taxi #2 Inc ##	Term Loan	09/20/11	09/19/15	1	*	6.00%	$0		$161	$161
	Monise Lubintus	Term Loan	12/12/13	12/12/17	1	*	4.50%	$0		$158	$159
	A.N.T.K. LLC	Term Loan	04/25/13	04/25/18	1	*	5.50%	$0		$149	$151
	Charata Taxi Inc	Term Loan	12/12/13	12/12/17	1	*	4.50%	$0		$148	$150
	534 Taxi LLC	Term Loan	08/14/14	08/14/18	1	*	5.25%	$0	$146	$145	$146
	SaintviLLien & LarocheLLe LLC	Term Loan	11/14/13	11/14/18	1	*	4.63%	$0		$144	$146
	Pierre Family 084 LLC	Term Loan	07/12/13	07/12/17	1	*	5.00%	$0		$144	$146
	Antoines Dortin	Term Loan	08/14/14	08/14/18	1	*	5.25%	$0	$148	$145	$145
	Ahmad Taxi Inc	Term Loan	06/09/11	06/09/16	1	*	6.75%	$0		$138	$139
	424 Taxi LLC	Term Loan	01/20/12	01/20/17	1	*	7.00%	$0		$136	$137
	Charles K Agesilas	Term Loan	08/14/14	08/14/21	1	*	6.50%	$0	$137	$132	$133
	Forward Taxi Corp	Term Loan	03/15/12	03/15/17	1	*	6.00%	$0		$132	$133
	R & Z Trans Service Inc	Term Loan	01/10/13	01/10/23	1	*	5.00%	$0		$128	$130
	Yves Frantz Philemon	Term Loan	12/11/14	12/11/18	1	*	4.75%	$0	$126	$126	$125
	Alhayat Taxi Inc	Term Loan	02/14/13	02/14/17	1	*	5.00%	$0		$116	$115
	0127 Incorporated ##	Term Loan	07/19/12	07/19/16	1	*	5.50%	$0		$113	$114
	Olga Morales	Term Loan	03/15/12	03/15/16	1	*	6.00%	$0		$110	$111
	Cosmos 2 Taxi Corporation ##	Term Loan	11/14/13	11/14/18	1	*	5.00%	$0		$105	$107
	Louibert Julien	Term Loan	06/18/14	06/16/21	1	*	5.50%	$0	$113	$104	$106
	Hercule Jean-Baptiste	Term Loan	06/13/13	06/13/17	1	*	5.00%	$0		$103	$104
	Don Taxi Inc/Mbnk	Term Loan	01/23/14	01/23/18	1	*	6.50%	$0	$105	$102	$102
	E-Z-4-U Inc	Term Loan	01/19/12	01/19/16	1	*	6.00%	$0		$90	$91
	Gethsemane Inc	Term Loan	02/20/14	02/20/19	1	*	4.50%	$0	$88	$83	$85
	Clameus Estimable	Term Loan	05/06/10	06/06/18	1	*	5.25%	$0		$84	$83
	Mario P Jean-Louis ##	Term Loan	12/11/14	12/11/18	1	*	5.00%	$0	$81	$81	$81
	Praise The Lord Taxi Inc	Term Loan	05/20/11	05/20/15	1	*	6.75%	$0		$81	$81
	Pola Trans Inc ##	Term Loan	07/19/12	07/19/17	1	*	5.50%	$0		$77	$77
	Gerald Jean-Louis ##	Term Loan	04/25/13	04/25/17	1	*	5.25%	$0		$73	$74
	Mr Clean Sdam Taxi LLC	Term Loan	06/09/11	06/09/15	1	*	6.75%	$0		$74	$74
	Fraline Taxi Inc ##	Term Loan	09/18/14	09/18/19	1	*	5.50%	$0	$62	$60	$61
	Reyes Okoroagu ##	Term Loan	11/14/13	11/14/17	1	*	4.75%	$0		$47	$49
	Pegy Taxi Corp	Term Loan	02/17/11	02/17/17	1	*	6.50%	$0		$43	$44
	Pierre Sterling	Term Loan	01/19/12	01/19/17	1	*	6.00%	$0		$42	$43
	Webert Joseph	Term Loan	02/17/11	02/17/17	1	*	6.50%	$0		$34	$35
	Farar LLC ##	Term Loan	03/13/14	03/13/19	1	*	5.25%	$0	$35	$30	$32
	Jean Belony	Term Loan	06/09/11	06/09/16	1	*	6.50%	$0		$26	$27
	100 Taxi #2 Corp	Term Loan	07/25/08	07/25/15	1	*	8.00%	$0		$14	$14
Boston					57	10%	4.69%	$0	$9,549	$27,277	$27,317
	Chiso Trans Inc	Term Loan	11/26/13	11/26/16	1	*	4.25%	$0		$820	$822
	Chiso Trans Inc	Term Loan	04/20/12	04/20/15	1	*	5.50%	$0		$582	$582
	Johnson Holdings Inc	Term Loan	04/23/14	04/23/17	1	1%	4.50%	$0	$1,401	$1,379	$1,381
	Chidi Trans Inc ##	Term Loan	11/17/14	11/17/17	1	*	5.50%	$0	$1,294	$1,294	$1,296
	Gabriel Trans Holdings Inc	Term Loan	04/23/14	04/23/17	1	*	4.50%	$0	$1,131	$1,113	$1,115
	Sasun Cab Inc	Term Loan	02/20/13	02/20/16	1	*	4.50%	$0		$922	$923
	Mish Inc ##	Term Loan	12/28/12	12/28/16	1	*	4.00%	$0		$879	$878
	Southside Enterprises Inc ##	Term Loan	12/28/12	12/28/16	1	*	4.00%	$0		$879	$878
	Arinze Trans Inc ##	Term Loan	04/22/14	04/22/17	1	*	4.50%	$0	$727	$713	$713
	Baton Moise Cab Inc ##	Term Loan	04/14/14	04/14/17	1	*	4.90%	$0	$630	$622	$624
	Ngozi Trans Inc.	Term Loan	12/31/12	12/31/15	1	*	4.50%	$0		$621	$622
	Oke Auguste Cab Inc ##	Term Loan	01/31/14	01/31/17	1	*	4.90%	$0	$630	$619	$621
	Arinze Trans Inc	Term Loan	02/05/10	02/05/16	1	*	4.25%	$0		$576	$576
	Britney Cab Inc	Term Loan	12/18/13	12/18/16	1	*	5.00%	$0		$537	$539
	Chenal Cab Inc	Term Loan	12/03/13	12/03/16	1	*	5.00%	$0		$536	$538
	Farb Inc ##	Term Loan	02/20/13	02/20/16	1	*	5.13%	$0		$530	$529
	Ser-Vil Cab Inc	Term Loan	03/28/14	03/28/15	1	*	4.63%	$0	$534	$525	$527
	Amazing Grace Cab Inc	Term Loan	02/06/14	02/06/17	1	*	4.25%	$0	$522	$509	$511
	God-WiLL Inc	Term Loan	02/11/14	02/11/17	1	*	4.25%	$0	$518	$504	$506
	Jason Cab Inc ##	Term Loan	03/15/13	03/15/16	1	*	4.88%	$0		$501	$502
	Memory Cab Company Inc ##	Term Loan	01/14/11	01/14/17	1	*	4.13%	$0		$503	$502
	Margo Cab Inc ##	Term Loan	01/16/13	01/16/16	1	*	4.00%	$0		$495	$494

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2014

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2014 Acquisitions (5)	Cost (4)	Fair Value
	S.P.B. Taxi Inc	Term Loan	09/18/13	09/18/16	1	*	5.75%	$0		$490	$491
	Myra Inc	Term Loan	08/12/13	08/12/16	1	*	5.75%	$0		$489	$490
	Saint Inc	Term Loan	08/12/13	08/12/16	1	*	5.75%	$0		$489	$490
	Good Time Cab Inc ##	Term Loan	03/20/14	03/20/17	1	*	4.13%	$0	$500	$489	$489
	Loren Cab Inc ##	Term Loan	03/20/14	03/20/17	1	*	4.13%	$0	$500	$489	$489
	Bailey Cab Inc ##	Term Loan	11/09/12	11/09/15	1	*	5.50%	$0		$480	$481
	Odat Taxi, Inc. ## &	Term Loan	03/07/13	03/07/16	1	*	5.50%	$0		$464	$464
	Theo Cab Inc ## &	Term Loan	03/07/13	03/07/16	1	*	5.50%	$0		$463	$463
	Ruth Cab Inc	Term Loan	11/26/13	11/26/16	1	*	4.25%	$0		$455	$457
	Tomorrow’S Tree Inc	Term Loan	10/08/13	10/08/18	1	*	4.25%	$0		$453	$455
	Dadou Cab Inc &	Term Loan	11/16/12	11/16/15	1	*	5.38%	$0		$448	$449
	Joyful Ride Inc ##	Term Loan	12/28/12	12/28/16	1	*	4.00%	$0		$439	$439
	P&P Dumerant Corp ## &	Term Loan	10/25/13	10/25/16	1	*	4.25%	$0		$438	$439
	Jv Taxi Inc	Term Loan	10/24/14	10/24/17	1	*	5.25%	$0	$436	$434	$435
	Eldali Transportation Inc	Term Loan	11/09/12	11/26/16	1	*	4.25%	$0		$434	$433
	DjbeLL Love Inc ##	Term Loan	09/27/12	09/27/15	1	*	5.00%	$0		$411	$410
	God Is Able Inc ##	Term Loan	02/11/14	02/11/17	1	*	4.00%	$0	$402	$391	$392
	H And H Taxi Inc ##	Term Loan	10/11/13	10/11/16	1	*	4.25%	$0		$371	$372
	Ngozi Trans Inc. ##	Term Loan	04/20/12	04/20/15	1	*	5.50%	$0		$344	$343
	Jesus Denis Cab Inc	Term Loan	03/22/13	03/22/16	1	*	4.50%	$0		$336	$337
	Urzal Taxi Inc	Term Loan	07/29/13	07/29/16	1	*	4.25%	$0		$320	$321
	Ngozi Trans Inc.	Term Loan	12/31/12	12/31/15	1	*	4.50%	$0		$311	$312
	Shemarjamalie Cab Inc ##	Term Loan	02/17/12	02/17/15	1	*	6.15%	$0		$310	$310
	Jre Taxi Inc ##	Term Loan	07/25/14	07/25/17	1	*	4.70%	$0	$289	$285	$287
	Boband Cab Inc ##	Term Loan	11/06/12	06/06/17	1	*	4.00%	$0		$285	$284
	Louine Cab Inc &	Term Loan	11/30/12	11/30/15	1	*	4.50%	$0		$282	$283
	Sarhad Coach Inc	Term Loan	07/23/13	05/25/16	1	*	4.00%	$0		$277	$278
	Phatricksey Cab Inc ##	Term Loan	07/14/11	07/14/17	1	*	5.25%	$0		$254	$253
	Stanley & RacheLLe Cab Inc	Term Loan	05/23/11	05/23/17	1	*	4.25%	$0		$168	$168
	Dabola Cab Inc ##	Term Loan	11/10/11	07/10/16	1	*	4.25%	$0		$168	$167
	Kena Cab Inc	Term Loan	11/06/12	11/06/15	1	*	4.75%	$0		$71	$72
	Sasun Cab Inc	Term Loan	02/20/13	02/20/16	1	*	4.50%	$0		$31	$32
	Theo Cab Inc	Term Loan	05/01/14	05/01/18	1	*	5.00%	$0	$30	$26	$28
	Sunshine Cab Inc ##	Term Loan	06/12/07	06/12/18	1	*	5.00%	$0		$18	$18
	Ser-Vil Cab Inc	Term Loan	10/03/14	10/03/16	1	*	6.00%	$0	$5	$5	$7
Cambridge					15	2%	4.80%	$0	$1,184	$6,006	$6,021
	Gcf Taxi Inc, Et Al	Term Loan	12/30/13	12/30/16	1	*	6.00%	$0		$1,365	$1,365
	Gcf Taxi Inc Et Al/Note 2	Term Loan	12/29/14	09/29/15	1	*	4.00%	$0	$97	$61	$63
	Gcf Taxi Inc	Term Loan	10/08/13	10/08/18	1	*	4.00%	$0		$653	$655
	Eureka Cab Inc	Term Loan	07/01/14	07/01/17	1	*	4.25%	$0	$432	$427	$429
	Patrick Cab Inc And Saad Inc &	Term Loan	03/29/13	03/29/16	1	*	4.88%	$0		$404	$405
	Hope-Lynn Cabworks Inc ##	Term Loan	03/22/13	03/22/16	1	*	4.00%	$0		$377	$377
	Lynn Maha Taxi Inc	Term Loan	05/13/13	05/13/16	1	*	5.00%	$0		$370	$371
	Mgf Taxi Inc	Term Loan	05/06/11	05/06/17	1	*	4.00%	$0		$352	$352
	Desdunes Cab Inc	Term Loan	09/21/12	10/21/17	1	*	4.65%	$0		$331	$332
	Drumman Trans Inc	Term Loan	12/07/12	12/07/15	1	*	4.50%	$0		$327	$328
	Sam Taxi Inc	Term Loan	03/12/14	03/12/17	1	*	4.50%	$0	$330	$323	$325
	Raad Taxi Inc ##	Term Loan	05/30/14	05/30/17	1	*	4.50%	$0	$325	$319	$320
	Marcia And Everton Cab Inc ##	Term Loan	11/09/12	11/09/15	1	*	4.00%	$0		$279	$279
	Walger Inc	Term Loan	01/26/12	01/26/15	1	*	5.50%	$0		$272	$272
	Taxi Technology Inc ##	Term Loan	12/11/13	12/11/16	1	*	5.00%	$0		$146	$148
Other					9	0%	6.59%	$0	$278	$814	$815
	Tjp Inc ##	Term Loan	01/03/14	01/03/17	1	*	4.75%	$0	$278	$273	$274
	Wiljean Marcelin	Term Loan	08/21/13	09/01/23	1	*	6.75%	$0		$163	$165
	Jean C Mathurin/Norcal	Term Loan	01/15/13	02/01/18	1	*	8.50%	$0		$161	$160
	Hantin Trans/Aventura Taxi	Term Loan	06/16/10	06/16/17	1	*	8.25%	$0		$89	$90
	Zelalem S. Alemu	Term Loan	04/28/08	04/28/18	1	*	5.00%	$0		$70	$69
	Elzira & Luc Cab Inc.	Term Loan	08/17/10	02/17/18	1	*	8.25%	$0		$30	$30
	Elysse Corporation	Term Loan	09/10/10	11/01/19	1	*	9.00%	$0		$19	$20
	Odney Cab Inc/Mbank &	Term Loan	12/22/10	12/22/15	1	*	11.50%	$0		$7	$6

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2014

(Dollars in thousands)		Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2014 Acquisitions (5)	Cost (4)	Fair Value
		Durosier Xavier/Mbank	Term Loan	08/16/10	07/01/15	1	*	7.25%	$0		$2	$1

Total medallion loans ($247,525 pledged as collateral under borrowing arrangements)						671	114%	4.03%	$0	$104,345	$311,519	$311,894

Commercial Loans
Secured mezzanine (32% Minnesota, 10% Ohio, 10% Texas, 9% North Carolina, 7% New York, 7% Oklahoma,
6% Pennsylvania, 5% Wisconsin, 5% Delaware, 4% Arizona and 5% all other states) (2)
Manufacturing (65% of the total)		Tech Cast Holdings LLC (interest rate includes PIK interest of 3%)	Term Loan	12/12/14	12/12/19	1	1%	15.00%	$4	$3,350	$3,353	$3,318
		EGC Operating Company, LLC (interest rate includes PIK interest of 3%)	Term Loan	09/30/14	09/30/19	1	1%	15.00%	$24	$3,100	$3,124	$3,135
		AA Plush Holdings, LLC (interest rate includes PIK interest of 2%)	Term Loan	08/15/14	08/15/19	1	1%	14.00%	$23	$3,000	$3,023	$3,011
	+	Bluff Holdings, Inc. (interest rate includes PIK interest of 3.5%)	Term Loan	12/14/12	12/14/17	1	1%	15.50%	$0		$3,000	$3,007
		BB Opco, LLC d/b/a BreathableBaby, LLC (interest rate includes PIK interest of 2%)	Term Loan	08/01/14	08/01/19	1	1%	14.00%	$21	$2,500	$2,521	$2,526
		American Cylinder, Inc. d/b/a All Safe (interest rate includes PIK interest of 5%)	Term Loan	07/03/13	01/03/18	1	1%	17.00%	$118		$1,618	$1,618
		American Cylinder, Inc. d/b/a All Safe	Term Loan	07/03/13	07/03/17	1	*	10.00%	$0		$800	$797
		WRWP LLC (interest rate includes PIK interest of 3%)	Term Loan	12/30/14	12/30/19	1	1%	15.00%	$0	$2,242	$2,242	$2,252
	+	Packaging Specialists, Inc. Southwest (interest rate includes PIK interest of 6%)	Term Loan	04/01/08	06/30/15	1	1%	14.00%	$0		$2,000	$2,000
		Dynamic Systems, Inc. (interest rate includes PIK interest of 3.5%)	Term Loan	12/23/10	12/23/17	1	1%	15.50%	$170		$1,994	$1,994
	+	GAF Manufacturing, LLC (interest rate includes PIK interest of 2%)	Term Loan	03/06/14	03/06/19	1	1%	14.00%	$25	$1,500	$1,525	$1,532
	+	PACA Foods, LLC &	Term Loan	12/31/10	12/31/15	1	1%	13.00%	$0		$2,127	$1,526
	+	Respiratory Technologies, Inc.	Term Loan	04/25/12	04/25/17	1	1%	12.00%	$0		$1,500	$1,505
		Orchard Holdings, Inc. &	Term Loan	03/10/99	03/31/10	1	1%	13.00%	$0		$1,390	$1,390
		Quaker Bakery Brands, Inc. (interest rate includes PIK interest of 5%)	Term Loan	03/28/12	03/28/17	1	*	17.00%	$0		$1,300	$1,294
	+	Door Engineering and Manufacturing, LLC	Term Loan	12/15/04	04/30/16	1	*	13.00%	$0		$1,050	$1,050
		Storflex Holdings, Inc. (interest rate includes PIK interest of 2%)	Term Loan	07/17/12	01/31/19	1	*	14.00%	$0		$1,000	$1,007
	+	Waltek Acquisitions, Inc.	Term Loan	03/31/06	03/31/16	1	*	12.00%	$0		$930	$930
Information (10% of the total)		US Internet Corp.	Term Loan	06/12/13	06/12/20	1	1%	14.50%	$0		$3,000	$3,016
		Centare Holdings, Inc. (interest rate includes PIK interest of 2%)	Term Loan	08/30/13	08/30/18	1	1%	14.00%	$0		$2,500	$2,486
Professional, Scientific, and Technical Services (9% of the total)	+	Portu-Sunberg Marketing, LLC	Term Loan	12/31/12	12/31/17	1	1%	12.00%	$0		$2,500	$2,508
	+	DPIS Engineering, LLC	Term Loan	12/01/14	06/30/20	1	1%	12.00%		$2,000	$2,000	$1,996
Arts, Entertainment, and Recreation (9% of the total)		RPAC Racing, LLC & (interest rate includes PIK interest of 10%)	Term Loan	11/19/10	11/19/15	1	2%	10.00%	$1,446		$4,485	$4,485
Administrative and Support Services (7% of the total)	+	Staff One, Inc.	Term Loan	06/30/08	03/31/16	1	1%	3.00%	$0		$2,964	$2,964
	+	Staff One, Inc.	Term Loan	09/15/11	03/31/16	1	*	3.00%	$0		$485	$485
Accommodation and Food Services (0% of the total)		Javier & David Restaurant Corp.	Term Loan	11/05/10	11/05/15	1	*	9.25%	$0		$498	$497
		Star Concessions, Ltd. &	Term Loan	06/30/00	10/01/15	1	*	10.00%	$0		$819	$59
		MultiRestaurants Concepts, Ltd. &	Term Loan	06/30/00	10/01/15	1	*	10.00%	$0		$928	$53
Retail Trade (0% of the total)		Retail Concessions, Ltd. &	Term Loan	06/30/00	10/01/15	1	*	10.00%	$0		$383	$36

Total secured mezzanine (2)						29	19%	12.88%	$1,831	$17,692	$55,059	$52,477

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2014

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2014 Acquisitions (5)	Cost (4)	Fair Value
Asset-based (67% New York, 24% New Jersey, 6% Florida and 3% all other states)
Wholesale Trade (29% of the total)	Atlantic Veal & Lamb, Inc. ##	Revolving line of credit	08/15/01	08/15/15	1	*	5.50%	$0		$314	$305
	Capitalsea, LLC ##	Revolving line of credit	11/07/05	11/07/15	1	*	4.50%	$0		$270	$241
	Pride of Neptune, Inc. ##	Revolving line of credit	01/14/02	01/14/15	1	*	4.75%	$0		$211	$205
	Newburg Egg Corp. ##	Revolving line of credit	03/16/99	03/16/15	1	*	6.00%	$0		$93	$90
	Banner Smoked Fish, Inc. ##	Revolving line of credit	03/27/01	03/27/15	1	*	5.25%	$0		$81	$79
	Benco Inc.	Revolving line of credit	11/06/13	11/06/15	1	*	6.25%	$0		$35	$34
	A.E. Seafood Distributors Inc d/b/a Oceanline Seafood	Revolving line of credit	06/30/14	06/30/15	1	*	6.50%	$0	$15	$23	$26
	Snow Shoe Refractories, LLC	Revolving line of credit	11/30/11	11/30/15	1	*	6.00%	$0		$17	$9
	Two Cousins Fish Market, Inc.	Revolving line of credit	01/23/99	01/23/15	1	*	5.25%	$0		$3	$3
Transportation and Warehousing (26% of the total)	Fleet Radio Dispatch Corp. ##	Revolving line of credit	12/31/01	12/31/15	1	*	6.00%	$0		$709	$691
	Chauffeured Services Unlimited &	Revolving line of credit	05/02/06	05/02/15	1	*	8.00%	$0		$205	$199
Health Care and Social Assistance (12% of the total)	Mrs. Mary’s Place HCS Inc. ##	Revolving line of credit	10/02/07	10/02/15	1	*	5.75%	$0		$236	$215
	Heart to Heart Health Care	Revolving line of credit	11/09/12	11/09/15	1	*	5.78%	$0		$220	$210
Retail Trade (9% of the total)	The Dependable Food Corp. ##	Revolving line of credit	10/19/98	10/19/15	1	*	4.75%	$0		$124	$121
	CNC Associated N.Y.	Revolving line of credit	07/24/01	07/24/15	1	*	5.75%	$0		$96	$93
	Cyrus R. Fox, Inc. ##	Revolving line of credit	08/31/06	08/31/15	1	*	5.75%	$0		$94	$82
	Colt, Inc.	Revolving line of credit	10/12/04	10/12/15	1	*	7.25%	$0		$24	$20
	I & E Tire Corp. ##	Revolving line of credit	12/21/98	12/21/15	1	*	5.75%	$0		$4	$4
Construction (9% of the total)	Triple A. Supplies, Inc. ##	Revolving line of credit	07/20/99	07/20/15	1	*	5.75%	$0		$305	$296
	Mathusek, Incorporated	Revolving line of credit	07/23/13	07/23/15	1	*	6.75%	$0		$6	$7
Professional, Scientific, and Technical Services (6% of the total)	Victory Marketing Agency LLC	Revolving line of credit	12/22/14	12/22/15	1	*	6.75%	$0	$202	$202	$206
Manufacturing (6% of the total)	Fine Line Graphics, Inc.	Revolving line of credit	11/29/05	11/29/15	1	*	6.50%	$0		$102	$88
	Absecon Mills, Inc. ##	Revolving line of credit	07/07/04	07/07/15	1	*	6.25%	$0		$70	$62
	Douglass Industries, Inc. ##	Revolving line of credit	07/07/04	07/07/15	1	*	6.25%	$0		$32	$29
	International Rollforms, Inc	Revolving line of credit	01/27/14	01/27/15	1	*	7.25%	$0	$10	$8	$12
	JLM Couture Inc.	Revolving line of credit	06/22/10	06/22/15	1	*	5.75%	$0		$11	$9
Finance and Insurance (3% of the total)	RAS Group, Inc. &	Revolving line of credit	02/14/08	02/14/15	1	*	5.50%	$0		$99	$96
Administrative and Support Services (0% of the total)	Raritan Building Service Corp	Revolving line of credit	06/30/07	06/30/15	1	*	5.50%	$0		$39	$35

Total asset-based ($2,889 pledged as collateral under borrowing arrangements)					28	1%	5.82%	$0	$227	$3,633	$3,467

Other secured commercial (74% New York, 22% New Jersey and 4% all other states)
Retail Trade (77% of the total)	Medallion Fine Art Inc (interest rate includes PIK interest of 12.00%)	Term Loan	12/17/12	12/17/17	1	2%	12.00%	$1,137		$6,737	$6,737
	Guyonamar Food Corp	Term Loan	03/17/11	03/17/16	1	*	9.25%	$0		$585	$583
	Antonio Rosado	Term Loan	03/15/12	03/15/17	1	*	9.50%	$0		$550	$546
	La Conga Food Market Inc	Term Loan	10/09/12	01/09/20	1	*	9.00%	$0		$472	$468
	A Food Mart Inc	Term Loan	06/03/14	06/03/20	1	*	9.00%	$0	$420	$393	$389
	Hansel Batista	Term Loan	02/06/14	05/06/20	1	*	9.00%	$0	$410	$384	$380
	Fresco Bagels & Supermarket In	Term Loan	08/13/14	08/13/20	1	*	9.00%	$0	$400	$383	$379
	Anthony Supermarket LLC	Term Loan	04/02/13	07/02/18	1	*	9.00%	$0		$381	$378
	La Conga Meat Market Inc	Term Loan	12/17/13	03/17/20	1	*	9.00%	$0		$367	$363
	Ar Supermarket LLC	Term Loan	08/02/13	08/02/18	1	*	8.50%	$0		$347	$344
	616 Broadway LLC	Term Loan	02/10/11	12/17/14	1	*	8.50%	$0		$307	$307
	324 Gem Meat Market Inc &	Term Loan	04/03/14	07/03/19	1	*	9.00%	$0	$410	$390	$221
	F.J.P. Meat Market Inc	Term Loan	02/06/12	09/06/17	1	*	9.50%	$0		$220	$219
	Drr Enterprises LLC	Term Loan	10/28/08	10/17/18	1	*	10.50%	$0		$132	$132
	Moderne Barn Wines&Spirits Inc	Term Loan	05/09/13	05/09/18	1	*	4.75%	$0		$106	$107

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2014

(Dollars in thousands)		Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2014 Acquisitions (5)	Cost (4)	Fair Value
		New Era Meat Supermarket LLC	Term Loan	09/13/06	09/16/16	1	*	10.00%	$0		$52	$52
		G&C Grocery Inc &	Term Loan	05/19/08	08/23/15	1	*	0.00%	$0		$16	$16
		Julio CastiLLo &	Term Loan	08/18/08	03/03/15	1	*	9.50%	$0		$13	$13
Accommodation and Food Services (18% of the total)		Dune Deck Owners Corp ##	Term Loan	04/24/07	03/31/16	1	1%	7.00%	$0		$2,071	$2,071
		El Mangu Sabroso Restaurant In	Term Loan	06/06/14	09/06/19	1	*	9.00%	$0	$375	$360	$356
		Bistro Caterers Corporation	Term Loan	07/25/13	07/25/18	1	*	9.00%	$0		$227	$226
		El Tropico Family Rest Ii LLC &	Term Loan	11/29/05	03/16/16	1	*	6.75%	$0		$250	$152
Arts, Entertainment, and Recreation (3% of the total)		Richard Petty Revocable Trust (interest rate includes PIK interest of 8.00%)	Term Loan	10/31/14	12/31/14	1	*	8.00%	$3	$500	$503	$504
Real Estate and Rental and Leasing (1% of the total)		Thursday Morning Inc	Term Loan	04/01/10	04/01/15	1	*	6.00%	$0		$75	$75
		Rala Management	Term Loan	04/22/99	09/01/15	1	*	4.75%	$0		$56	$56
		T.P. Hon LLC	Term Loan	07/15/13	07/15/16	1	*	4.00%	$0		$20	$21
Health Care and Social Assistance (1% of the total)		Craig Feuerman M.D. P.C.	Term Loan	05/14/13	05/14/18	1	*	7.50%	$0		$109	$110

Total other secured commercial loans ($2,071 pledged as collateral under borrowing arrangements)						27	6%	9.91%	$1,140	$2,515	$15,506	$15,205

Total commercial loans ($4,960 pledged as collateral under borrowing arrangements) (2)						84	26%	11.91%	$2,971	$20,434	$74,198	$71,149

Commercial Banking		Medallion Bank **	100% of common stock	05/16/02	None	1	46%	12.00%	$0		$125,027	$125,027
Art Dealer		Medallion Fine Art, Inc.	100% of common stock	12/03/12	None	1	*	0.00%	$0		$1,157	$1,157
Real Estate		Medallion Hamptons Holding LLC	100% of membership interests	06/21/05	None	1	2%	0.00%	$0		$3,014	$4,400
Loan Servicing		Medallion Servicing Corp.	100% of common stock	11/05/10	None	1	*	0.00%	$0		$852	$852
Professional Sports Team		Lax Group LLC	42% of membership interests	05/23/12	None	1	*	0.00%	$0		$349	$349
Advertising		Generation Outdoor, Inc.	100% of common stock	12/20/04	None	1	2%	0.00%	$0		$751	$5,063
Investment in Medallion Bank and other controlled subsidiaries, net						6	50%	11.44%	$0	$0	$131,150	$136,848

Equity investments
Commercial Finance		Convergent Capital, Ltd **	7% of limited partnership interest	07/20/07	None	1	1%	0.00%	$0		$968	$2,600
NASCAR Race Team		Medallion MotorSports, LLC	75% of limited liability interest	11/24/10	None	1	1%	0.00%	$0		$2,054	$1,600
Banking		Bridge Bancorp Inc. **	*	03/30/12	None	1	*	0.00%	$0		$76	$80
Real Estate Investment		CIM Commercial Trust Corp **	*	12/30/10	None	1	*	5.84%	$0		$902	$98
Appliance Recycler #		Appliance Recycling Centers of America, Inc.	8.86% of common stock	09/10/98	None	2	*	0.00%	$0		$0	$1,230
Employee Leasing Services		Staff One, Inc.	46.4% preferred stock	06/30/08	None	1	*	0.00%	$0		$472	$472
IT Services		Centare Holdings, Inc.	7.23% of common stock, 3.88% of preferred stock	08/30/13	None	1	*	0.00%	$0		$103	$103
Machinery Manufacturer	+	Reel Power International, Inc.	2.65% of common stock	08/04/08	None	1	*	0.00%	$0		$318	$318
Surgical Instruments		Summit Medical, Inc.	9.25% of common stock	11/01/10	None	1	*	0.00%	$0		$135	$135
Stuffed Toy Manufacturer		AA Plush Holdings, LLC	1.6% LLC common units	08/15/14	None	1	*	0.00%	$0		$300	$300
Baby Sleep Products		BB Opco, LLC d/b/a BreathableBaby, LLC	3.6% LLC units	08/01/14	None	1	*	0.00%	$0		$250	$250
Investment Castings		Tech Cast Holdings LLC	4.14% LLC units	12/12/14	12/12/19	1	*	0.00%	$0		$300	$300

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2014

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2014 Acquisitions (5)	Cost (4)	Fair Value
Wire Manufacturer	WRWP LLC	10.3% preferred LLC units, 7.23% common stock	12/30/14	12/30/19	1	*	0.00%	$0		$224	$224

Equity investments, net					14	3%	0.86%	$0	$0	$6,102	$7,710

Investment securities
Investment securities, net					0	0%	0.00%	$0	$0	$0	$0

Net Investments ($252,485 pledged as collateral under borrowing arrangements) (3)					775	192%	6.97%	$2,971	$124,779	$522,969	$527,601

(1)	Represents the actual or weighted average interest or dividend rate of the respective security or portfolio as of the date indicated. Investments without an interest rate or with a rate of 0.00% are considered non-income producing.
(2)	Included in secured mezzanine commercial loans and other commercial loans was $2,971 of interest income capitalized into the outstanding investment balances, in accordance with the terms of the investment contract.
(3)	The ratio of restricted securities fair value to net assets is 192%.
(4)	Gross unrealized appreciation, gross unrealized depreciation, and net appreciation for federal income tax purposes totaled $62,743, $5,370 and $57,373, respectively. The tax cost of investments was $470,228.
(5)	For revolving lines of credit the amount shown is the cost at December 31, 2014.
*	Less than 1.0%
**	Not an eligible portfolio company as such term is defined in Section 2(a)(46) of the 1940 Act. The percentage value of all non-eligible portfolio companies to totaled assets of Medallion Financial on an unconsolidated basis was up to 25% and up to 29% on a consolidated basis. Under the 1940 Act, we may not acquire any non-qualifying assets, unless at the time such acquisition is made, qualifying assets, which include securities of eligible portfolio companies, represent at least 70% of our total assets. The status of these assets under the 1940 Act are subject to change. We monitor the status of these assets on an ongoing basis.
&	Loan is on nonaccrual status, or past due on contractual payments, and is therefore considered non-income producing.
#	Publicly traded but sales subject to applicable Rule 144 limitations.
##	Pledged as collateral under borrowing arrangements.
+	Includes various warrants, all of which have a cost and fair value of zero at December 31, 2014.